NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST

                       STATEMENT OF ADDITIONAL INFORMATION

                                Dated May 1, 1999


     The Balanced Portfolio, Growth Portfolio, Guardian Portfolio, International Portfolio, Limited Maturity Bond Portfolio, Liquid Asset Portfolio, Mid-Cap Growth Portfolio, Partners Portfolio and Socially Responsive Portfolio (each a "Portfolio") of Neuberger Berman Advisers Management Trust ("Trust") offer shares pursuant to a Prospectus dated May 1, 1999 and invest all of their net investable assets in AMT Balanced Investments, AMT Growth Investments, AMT Guardian Investments, AMT International Investments, AMT Limited Maturity Bond Investments, AMT Liquid Asset Investments, AMT Mid-Cap Growth Investments, AMT Partners Investments and AMT Socially Responsive Investments (each a "Series"), respectively.

     The Portfolios' Prospectus provides the basic information that an investor should know before investing. A copy of the Prospectus may be obtained, without charge, by writing the Trust at 605 Third Avenue, 2nd Floor, New York, NY 10158-0180, or by calling the Trust at 800-877-9700.

     This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the Prospectus.

     No person has been authorized to give any information or to make any representations not contained in the Prospectus or in this SAI in connection with the offering made by the Prospectus, and, if given or made, such information or representations must not be relied upon as having been authorized by a Portfolio or its distributor. The Prospectus and this SAI do not constitute an offering by a Portfolio or its distributor in any jurisdiction in which such offering may not lawfully be made.

     The "Neuberger Berman" name and logo are service marks of Neuberger Berman LLC. "Neuberger Berman Management Inc." and the Portfolios and Series names in this SAI are either service marks or registered trademarks of Neuberger Berman Management Inc. (C)1999 Neuberger Berman Management Inc.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----


INVESTMENT INFORMATION.........................................................1

         Investment Policies and Limitations...................................1
         Rating Agencies.......................................................5
         Investment Insight....................................................6
         Additional Investment Information....................................17

CERTAIN RISK CONSIDERATIONS...................................................53

PERFORMANCE INFORMATION.......................................................53

TRUSTEES AND OFFICERS.........................................................58

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES...........................63

INVESTMENT MANAGEMENT, ADVISORY AND ADMINISTRATION SERVICES...................66

         Expense Limitations..................................................68
         Management and Control of NB Management..............................69
         Sub-Adviser..........................................................70
         Investment Companies Advised.........................................71

DISTRIBUTION ARRANGEMENTS.....................................................73

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION................................75

         Suspension of Redemptions............................................76
         Redemptions in Kind..................................................76

DIVIDENDS AND OTHER DISTRIBUTIONS.............................................77

ADDITIONAL TAX INFORMATION....................................................77

         Taxation of Each Portfolio...........................................77
         Taxation of Each Series..............................................79

PORTFOLIO TRANSACTIONS........................................................84

PORTFOLIO TURNOVER............................................................91

REPORTS TO SHAREHOLDERS.......................................................91

INFORMATION REGARDING ORGANIZATION, CAPITALIZATION, AND OTHER MATTERS.........91

CUSTODIAN AND TRANSFER AGENT..................................................93

INDEPENDENT AUDITORS..........................................................94

LEGAL COUNSEL.................................................................94

REGISTRATION STATEMENT........................................................94

FINANCIAL STATEMENTS..........................................................94

APPENDIX A:  RATINGS OF CORPORATE BONDS AND COMMERCIAL PAPER.................A-1

APPENDIX B:  TOTAL RETURN ANALYSIS...........................................B-1

                             INVESTMENT INFORMATION

     Each Portfolio is a separate series of the Trust, a Delaware business trust registered with the Securities and Exchange Commission ("SEC") as a diversified, open-end management investment company and organized on May 23, 1994. Each Portfolio seeks its investment objective by investing all of its net investable assets in the corresponding Series of Advisers Managers Trust ("Managers Trust"), which has an investment objective identical to, and a name similar to, that of the Portfolio. Each Series, in turn, invests in securities in accordance with an investment objective, policies and limitations identical to those of its corresponding Portfolio. (The Trust and Managers Trust, which also is a diversified, open-end management investment company, are together referred to below as the "Trusts.") All Series of Managers Trust are managed by Neuberger Berman Management Incorporated ("NB Management").

     The following information supplements the discussion in the Prospectus of the investment objective, policies and limitations of each Portfolio and each Series. Unless otherwise specified, those investment objectives, policies and limitations are not fundamental and may be changed by the trustees of the Trust and Managers Trust without shareholder approval. The fundamental investment objectives, policies and limitations of a Portfolio or a Series may not be changed without the approval of the lesser of: (1) 67% of the total units of beneficial interest ("shares") of the Portfolio or Series represented at a meeting at which more than 50% of the outstanding Portfolio or Series shares are represented; or (2) a majority of the outstanding shares of the Portfolio or Series. These percentages are required by the Investment Company Act of 1940 ("1940 Act") and are referred to in this SAI as a "1940 Act majority vote." Whenever a Portfolio is called upon to vote on a change in the investment objective or a fundamental investment policy or limitation of its corresponding Series, the Portfolio casts its votes thereon in proportion to the votes of its shareholders at a meeting thereof called for that purpose.

Investment Policies and Limitations

     Each Portfolio has the following fundamental investment policy, to enable it to invest in its corresponding Series:

     Notwithstanding any other investment policy of the Portfolio, the Portfolio may invest all of its net investable assets (cash, securities and receivables relating to securities) in an open-end management investment company having substantially the same investment objective, policies and limitations as the Portfolio.

     All other fundamental and non-fundamental investment objectives, policies and limitations of each Portfolio are identical to those of its corresponding Series. Therefore, although the following discusses the investment objectives, policies and limitations of the Series, it applies equally to their corresponding Portfolios.

     For purposes of the investment limitation on concentration in a particular industry, NB Management determines the "issuer" of a municipal obligation that is not a general obligation note or bond based on the obligation's characteristics. The most significant of these characteristics is the source of funds for the repayment of principal and payment of interest on the obligation. If an obligation is backed by an irrevocable letter of credit or other guarantee, without which the obligation would not qualify for purchase under a Series' quality restrictions, the issuer of the letter of credit or the guarantee is considered an issuer of the obligation. If an obligation meets the quality restrictions of a Series without credit support, the Series treats the commercial developer or the industrial user, rather than the governmental entity or the guarantor, as the issuer of the obligation, even if the obligation is backed by a letter of credit or other guarantee. The Liquid Asset Portfolio and its corresponding Series determine the "issuer" of a municipal obligation for purposes of its policy on industry concentration in accordance with the principles of Rule 2a-7 under the 1940 Act. Also for purposes of the investment limitation on concentration in a particular industry, both mortgage-backed and asset-backed securities are grouped together as a single industry and certificates of deposit ("CD") is interpreted to include similar types of time deposits.

     Except for the limitation on borrowing and, with respect to AMT Limited Maturity Bond Investments and AMT Liquid Asset Investments, the limitation on illiquid securities, any maximum percentage of securities or assets contained in any investment policy or limitation will not be considered to be exceeded unless the percentage limitation is exceeded immediately after, and because of, a transaction by a Series. If events subsequent to a transaction result in a Series exceeding the percentage limitation on borrowing or illiquid securities, NB Management will take appropriate steps to reduce the percentage of borrowings or the percentage held in illiquid securities, as may be required by law, within a reasonable amount of time.

     The Series' fundamental investment policies and limitations are as follows:

     1.  Borrowing.  Each Series may not borrow money,  except that a Series may
(i) borrow money from banks for temporary or emergency purposes and not for leveraging or investment (except for AMT International Investments which may borrow for leveraging or investment) and (ii) enter into reverse repurchase agreements for any purpose; provided that (i) and (ii) in combination do not exceed 33-1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). If at any time borrowings exceed 33-1/3% of the value of a Series' total assets, the Series will reduce its borrowings within three days (excluding Sundays and holidays) to the extent necessary to comply with the 33-1/3% limitation.

     2. Commodities. Each Series may not purchase physical commodities or contracts thereon, unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit a Series from purchasing futures contracts or options (including options on futures and foreign currencies and forward contracts but excluding options or futures contracts on physical commodities) or from investing in securities of any kind.

     For purposes of the limitations on commodities, the Series do not consider foreign currencies or forward contracts to be physical commodities.

     3. Diversification. Each Series may not, with respect to 75% of the value of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government, or any of its agencies or instrumentalities) if, as a result, (i) more than 5% of the value of the Series' total assets would be invested in the securities of that issuer or (ii) the Series would hold more than 10% of the outstanding voting securities of that issuer.

     4. Industry Concentration. Each Series may not purchase any security if, as a result, 25% or more of its total assets (taken at current value) would be invested in the securities of issuers having their principal business activities in the same industry. This limitation does not apply to purchases of (i) the securities issued or guaranteed by the U.S. Government, or its agencies or instrumentalities, or (ii) investments by all Series (except AMT Partners Investments and AMT International Investments) in certificates of deposit or bankers' acceptances issued by domestic branches of U.S. banks.

     5. Lending. Each Series may not lend any security or make any other loan if, as a result, more than 33-1/3% of its total assets (taken at current value) would be lent to other parties, except in accordance with its investment objective, policies, and limitations, (i) through the purchase of a portion of an issue of debt securities, or (ii) by engaging in repurchase agreements.

     6. Real Estate. Each Series may not purchase real estate unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit a Series from purchasing securities issued by entities or investment vehicles that own or deal in real estate or interests therein, or instruments secured by real estate or interests therein.

     7. Senior Securities. Each Series may not issue senior securities, except as permitted under the 1940 Act.

     8. Underwriting. Each Series may not underwrite securities of other issuers, except to the extent that a Series, in disposing of portfolio securities, may be deemed to be an underwriter within the meaning of the Securities Act of 1933 ("1933 Act").

     The following non-fundamental investment policies and limitations apply to all Series unless otherwise indicated.

     1. Borrowing. (All Series except AMT International Investments). Each Series may not purchase securities if outstanding borrowings, including any reverse repurchase agreements, exceed 5% of its total assets.

     2. Lending. Except for the purchase of debt securities and engaging in repurchase agreements, each Series may not make any loans other than securities loans.

     3. Margin Transactions. Each Series may not purchase securities on margin from brokers or other lenders except that a Series may obtain such short-term credits as are necessary for the clearance of securities transactions. For all Series (except AMT Liquid Asset Investments) margin payments in connection with transactions in futures contracts and options on futures contracts shall not constitute the purchase of securities on margin and shall not be deemed to violate the foregoing limitation.

     4. Illiquid Securities. Each Series may not purchase any security if, as a result, more than 15% (10% in the case of AMT Liquid Asset Investments) of its net assets would be invested in illiquid securities. Illiquid securities include securities that cannot be sold within seven days in the ordinary course of business for approximately the amount at which the Series has valued the securities, such as repurchase agreements maturing in more than seven days.

     5. Investments in Any One Issuer. (AMT International Investments). At the close of each quarter of the Series' taxable year, (i) no more than 25% of its total assets will be invested in the securities of a single issuer, and (ii) with regard to 50% of its total assets, no more than 5% of its total assets will be invested in the securities of a single issuer. These limitations do not apply to U.S. government securities, as defined for tax purposes, or securities of another regulated investment company.

     (AMT Liquid Asset Investments). The Series may not purchase the securities of any one issuer (other than U.S. Government and Agency Securities or securities subject to a guarantee issued by a non-controlled person as defined in Rule 2a-7 under the 1940 Act) if, as a result, more than 5% of the Series' total assets would be invested in the securities of that issuer.

     6. Foreign Securities. (AMT Guardian, Partners, and Socially Responsive Investments). These Series may not invest more than 10% of the value of their total assets in securities of foreign issuers, provided that this limitation shall not apply to foreign securities denominated in U.S. dollars, including American Depositary Receipts ("ADRs").

     7. Pledging. (AMT Guardian Investments). The Series may not pledge or hypothecate any of its assets, except that the Series may pledge or hypothecate up to 5% of its total assets in connection with its entry into any agreement or arrangement pursuant to which a bank furnishes a letter of credit to collateralize a capital commitment made by the Series to a mutual insurance company of which the Series is a member.

     The other Series are not subject to any restrictions on their ability to pledge or hypothecate assets and may do so in connection with permitted borrowings.

     In addition to the preceding non-fundamental investment policies and limitations, AMT Liquid Asset Investments has adopted procedures pursuant to Rule 2a-7 under the 1940 Act which impose certain restrictions and limitations on the Series' investments.

     Temporary Defensive Positions

     For temporary defensive purposes, each Series (except AMT Socially Responsive and International Investments) may invest up to 100% of its total assets in cash and cash equivalents, U.S. Government and Agency Securities, commercial paper and certain other money market instruments, as well as repurchase agreements collateralized by the foregoing. AMT Limited Maturity Bond, Balanced (debt securities portion) and Liquid Asset Investments may adopt shorter than normal weighted average maturities or durations. Yields on these securities are generally lower than yields available on the lower-rated debt securities in which AMT Limited Maturity Bond and AMT Balanced (debt portion) Investments normally invests.

     Any part of AMT Socially Responsive Investments' assets may be retained temporarily in investment grade fixed income securities of non-governmental issuers, U.S. Government and Agency Securities, repurchase agreements, money market instruments, commercial paper, and cash and cash equivalents when NB Management believes that significant adverse market, economic, political, or other circumstances require prompt action to avoid losses. Generally, the foregoing temporary investments for AMT Socially Responsive Investments are selected with a concern for the social impact of each investment.

     For temporary defensive purposes, AMT International Investments may invest up to 100% of its total assets in short-term foreign and U.S. investments, such as cash or cash equivalents, commercial paper, short-term bank obligations, government and agency securities, and repurchase agreements. AMT International Investments may also invest in such instruments to increase liquidity or to provide collateral to be held in segregated accounts.

Rating Agencies

     As discussed in the Prospectus, each Series may purchase securities rated by Standard & Poor's Ratings Group ("S&P"), Moody's Investors Service, Inc. ("Moody's"), or any other nationally recognized statistical rating organization ("NRSRO"). The ratings of an NRSRO represent its opinion as to the quality of securities it undertakes to rate. Ratings are not absolute standards of quality; consequently, securities with the same maturity, coupon and rating may have different yields. Although the Series may rely on the ratings of any NRSRO, the Series mainly refer to ratings assigned by S&P and Moody's, which are described in Appendix A to this SAI. The Series may also invest in unrated securities that are deemed comparable in quality by NB Management to the rated securities in which the Series may permissibly invest.

Investment Insight

     Neuberger Berman's commitment to its asset management approach is reflected in the more than $125 million the organization's principals, employees and their families have invested in the Neuberger Berman mutual funds.

     AMT Limited Maturity Bond, Balanced (debt securities portion) and Liquid Asset Investments are designed with varying degrees of risk and return based on the duration and/or maturity of each Series. Duration measures a bond's exposure to interest rate risk. Duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure. In general, the longer you extend a bond's duration, the greater its potential return and exposure to interest rate fluctuations.

     For example, AMT Liquid Asset Investments is a money market fund with average portfolio maturity of up to 90 days. AMT Limited Maturity Bond and Balanced (debt securities portion) Investments seek a higher income but can experience more price fluctuation. Their portfolio of bonds has a maximum average duration of four years. A more detailed discussion of each Series follows. In all cases, these Series pursue attractive current income with varying levels of risk to principal and differ according to their investment guidelines. These guidelines include maturity or duration, type of bonds, and the credit quality of these bonds.

AMT Growth Investments; AMT Balanced Investments (equity securities portion)

     The portfolio co-managers of AMT Growth and Balanced (equity securities portion) Investments love surprises - positive earnings surprises that is. Their extensive research has revealed that historically the stocks of companies that consistently exceeded consensus earnings estimates tended to be terrific performers. They screen the mid-cap growth stock universe to isolate stocks whose most recent earnings have beat the Street's expectations. They then roll up their sleeves and, through diligent fundamental research, strive to identify those companies most likely to record a string of positive earnings surprises. Their goal is to invest today in the fast growing mid-sized companies that will comprise tomorrow's Fortune 500.

     The co-managers explain, "Let us begin by saying we are growth stock investors in the purest sense of the term. We want to own the stocks of companies that are growing earnings faster than the average American business and ideally, faster than the competitors in their respective industries." The co-managers explain that they are particularly biased towards companies that have consistently beaten consensus earnings estimates. Their extensive research has revealed that stocks whose earnings consistently exceeded expectations offered greater potential for long-term capital appreciation.

     The co-managers focus their research efforts on mid-cap stocks in new and/or rapidly evolving industries. However, the Series can invest in securities of companies of any capitalization level. The mid-cap growth sector is less widely followed by Wall Street analysts and therefore, less efficient than the large-cap stock market. Considering the currently high valuations of large-cap growth stocks relative to mid-cap growth stocks with what the co-managers think is comparable or, in many cases, better earnings growth potential, they believe the Series are particularly well positioned in today's market.

     The Series now use the Russell Midcap(TM) Index as a benchmark in addition to the S&P "500". The Series regard mid-cap companies to be those companies with market capitalizations that, at the time of investment, fall within the capitalization range of the Russell Midcap(TM) Index as last announced by the Frank Russell Company before the date of this SAI. For purposes of this SAI, that range was approximately $1.4 billion to $10.3 billion. Companies whose market capitalizations move out of this mid-cap range after purchase continue to be considered mid-cap companies for purposes of the Series' investment program. The Series do not follow a policy of active trading for short-term profits.

     They reiterate, "Let us once again emphasize we are growth stock investors. But, there is a value component to our discipline as well. We just define value differently." The kind of fast growth companies the co-managers favor generally do not trade at below market average price/earnings ratios. However, they often trade at very reasonable multiples relative to annual earnings growth rates. Given the choice between two good companies with comparable earnings growth rates, the co-managers will select the one trading at the lower multiple to earnings growth.

     "We are dispassionate sellers," say the co-managers. "If a stock does not live up to our earnings expectations or if we believe its valuation has become excessive, we will sell and direct the assets to another opportunity we find more attractive. We will maintain a broadly diversified portfolio rather than heavily concentrating our holdings in just a few of the fastest growing industry groups."

AMT Guardian Investments

     AMT Guardian Investments subscribes to the same stock-picking philosophy followed since Roy R. Neuberger founded a similar mutual fund in 1950.

     It's no great trick for a mutual fund to make money when the market is rising. The tide that lifts stock values will carry most funds along. The true test of management is its ability to make money even when the market is flat or declining.

     The portfolio co-managers place a high premium on being knowledgeable about the companies whose stocks they buy. That knowledge is important, because sometimes it takes courage to buy stocks that the rest of the market has forsaken. The managers would rather buy an undervalued stock because they expect it to become fairly valued than buy one fairly valued and hope it becomes overvalued. The managers tend to buy stocks that are out of favor, believing that an investor is not going to get great companies at great valuations when the market perception is great.

     Consistent Value Style

     Guardian is a large cap value fund that searches for:

     o    Established high-quality companies

     o    Low price/earnings ratios

     o    Strong balance sheets

     o    Solid management

     Disciplined, Large-Cap Value Orientation

     As part of its stock selection process, the portfolio pursues a disciplined, value-driven investment style, which is Neuberger Berman's historic strength. Specifically, the portfolio co-managers seek large-capitalization companies whose stock prices are substantially undervalued. Characteristics of these firms may include: solid balance sheets, above-average returns, low valuations, and consistent earnings.

     Bottom-Up Approach to Stock Selection

     The  managers  believe  cheap  stocks are  plentiful,  but true  investment bargains are a rare find. To uncover them, they scour a universe of stocks consisting of the bottom 20% of the market in terms of valuation. Those deemed by the managers as inexpensive and poised for a turnaround are placed under consideration. Potential investment candidates are financially sound, well-managed companies that are undervalued relative to their earnings potential and the market as a whole.

     A Broad View of Risk Management

     Managing risk involves carefully monitoring the way the stocks in the portfolio react to one another as well as to outside factors. Companies that are in completely different sectors may in fact react similarly to certain economic, market or international events. In their efforts to consider these relationships, the managers use quantitative analysis to evaluate these factors and their impact on the overall portfolio. It is a process they believe is a crucial component in controlling risk and one that evolves over time as new holdings are introduced to the portfolio.

     A Strong Sell Discipline

     The managers will generally make an initial investment in a stock of between 1-4% of total net assets. A higher weighting indicates that they believe the company has an "edge" over Wall Street analysts, or they believe it is an uncovered value that others may have overlooked. Once a stock grows beyond the high side of that range, gains are harvested and the holding is reduced to about 3% of total net assets.

AMT International Investments

     Equity portfolios consisting solely of domestic investments generally have not enjoyed the higher returns foreign opportunities can offer. Over the past thirty years, for example, the average growth rates of many foreign economies have out-paced that of the United States. While the United States accounted for almost 66% of the world's total securities market capitalization in 1970, it accounted for less than 30% of that total at the end of 1996 -- or less than a third of the dollar value of the world's available stocks and bonds.(1)

     Over time, a number of international equity markets have outperformed their U.S. counterpart. Although there are no guarantees, foreign markets could continue to provide attractive investment opportunities.

     In addition, according to Morgan Stanley Capital International, the leading companies in any given sector are not always U.S.-based. For example, all ten of the largest construction companies, nine of the ten largest banks and seven of the ten largest automobile companies are based outside of the United States.

     A principal advantage of investing overseas is diversification. A diversified portfolio gives investors the opportunity to pursue increased overall return while reducing risk. It is prudent to diversify by taking advantage of investment opportunities in more than one country's stock or bond market. By investing in several countries through a worldwide portfolio, investors can lower their exposure and vulnerability to weakness in any one market. Investors should be aware, however, that international investing is not a guarantee against market risk and may be affected by economic and other factors described in the Prospectus and this SAI. These include the prospects of individual companies and other risks such as currency fluctuations or controls, expropriation, nationalization and confiscator taxation.

     Furthermore, buying foreign stocks and bonds can be difficult for the individual investor and involves many decisions. Accessing international markets is complicated; few individuals have the time or resources to evaluate thoroughly foreign companies and markets or the ability to incur the high transaction costs of direct investment in such markets. A mutual fund investing in foreign securities offers an investor broad diversification at a relatively low cost.

     At least 65% of the Series' total assets normally are invested in equity securities of foreign issuers. The Series invests primarily in equity securities of companies located in developed foreign economies, as well as in "emerging markets." NB Management's investment process includes a combination of a top-down or macro-economic analysis and a bottom-up, micro-economic approach, as well as a blend of growth and value investment styles. The Series may use leverage to facilitate transactions it enters into for hedging purposes.

     The portfolio manager searches the world for investment opportunities wherever and whenever they arise -- in both developed and emerging markets.

     A Macro- and Micro-Economic Approach

     A macro view of various regions and countries is incorporated into the manager's fundamental bottom-up approach to aid in the selection of areas that offer the best relative value. The manager's analysis is designed to add value, not replicate a particular international index.


----------
(1)  Source: Morgan Stanley Capital International.

Countries believed to offer the best investment potential are overweighted, while those with limited prospects are underweighted. The manager's micro or bottom-up perspective seeks well-managed companies with strong fundamentals, such as attractive cash flows, strong balance sheets, and solid earnings growth. The Series' selection process leads to investments in companies of all sizes, including small-, mid- and large-sized companies.

     A Blend of Growth and Value Investment Styles

     The manager uses a blend of styles to guard against significant losses when a particular style falls out of favor with investors. The growth component highlights rapidly growing companies in niche industries with unique products or services, while the value component focuses on undervalued, out-of-favor companies that may be poised for a turnaround.

     Well-Diversified Across Countries and Individual Securities

     The manager typically allocates assets across more than 20 countries and upwards of 100 individual securities issues.

     Currency Risk Management

     Exchange rate movements and volatility are important factors in international investing. The portfolio manager believes in actively managing the Series' currency exposure, in an effort to capitalize on foreign currency trends and to reduce overall portfolio volatility. Currency risk management is performed separately from equity analysis. The portfolio manager uses a combination of economic analysis to guide the Series' longer-term posture and quantitative trend analysis to assist in timing decisions with respect to whether (or when) to invest in instruments denominated in a particular foreign currency, or whether (or when) to hedge particular foreign currencies in which liquid foreign exchange markets exist.

     To illustrate the importance of including an international component in a well-diversified portfolio, below are the annual returns for the S&P "500" Index and the EAFE(R) Index for the years 1984-1998. In seven of the past fifteen years, international stocks (as represented by the EAFE Index) have outperformed U.S. stocks (as represented by the S&P 500 Index), in some cases by a significant margin. Conversely, in other years, U.S. stocks have substantially outperformed international stocks. Investors with exposure to both domestic and international issues can minimize losses because gains in one market can offset losses in another.

            Annual Total Returns for EAFE and S&P 500 (1984-1998)(2)

------------------------------------------------------------------------------------------------------------------------------------
Year    1998    1997     1996    1995   1994     1993     1992    1991     1990    1989     1988     1987     1986     1985    1984
------------------------------------------------------------------------------------------------------------------------------------
S&P
500    28.52%  33.32%   22.90%  37.44%  1.36%   10.03%    7.61%  30.34%   -3.11%  31.59%   16.50%    5.18%   18.62%   31.64%   6.22%
------------------------------------------------------------------------------------------------------------------------------------
EAFE   20.33%   2.06%    6.36%  11.55%  8.06%   32.94%  -11.85%  12.50%  -23.20%  10.80%   28.59%   24.93%   69.94%   56.72%   7.86%
------------------------------------------------------------------------------------------------------------------------------------

     Of course, these historical results may not continue in the future. Investors should keep in mind the greater risks inherent in foreign markets, such as currency exchange fluctuations, interest rates, and potentially adverse economic and political conditions.

An Interview with the Portfolio Manager

     Q: Why should investors allocate a portion of their assets to international markets?

     A: First, an investor who does not invest internationally misses out on about two-thirds of the world's potential investment opportunities. The U.S. stock market today represents less than one-third of the world's stock market capitalization, and the U.S. portion continues to shrink as other countries around the world introduce or expand the size of their equity markets. Privatizations of government-owned corporations, initial public offerings, and the occasional creation of official stock exchanges in emerging economies continuously present new opportunities for capital in an expanding global market.

     Second, many foreign economies are in earlier stages of development than ours and are growing fast. Economic growth can often mean potential for investment growth.

     Finally, international investing helps an investor increase diversification, which can reduce risk. Domestic and foreign markets generally do not all move in the same direction, so gains in one market may offset losses in another.

     Q: Does international investing involve special risks?

     A: Currency risk is one important risk presented by international investing. Fluctuations in exchange rates can either add to or reduce an investor's returns. Anyone who invests in foreign markets should keep that fact in mind.

     Other risks include, but are not limited to, greater market volatility, less government supervision and availability of public information, and the possibility of adverse economic or political developments. Additional special risks of foreign investing are discussed in the Prospectus.


--------------------

(2) Total return includes reinvestment of all dividends and other distributions. The EFAE(R) Index, also known as the Morgan Stanley Capital International Europe, Australasia, Far East Index, is an unmanaged index of over 1,000 foreign stock prices and is translated into U.S. dollars. The S&P "500" Index is an unmanaged index generally considered to be representative of U.S. stock market activity. Indices do not take into account brokerage commissions or other fees and expenses of investing in the individual securities that they track. Data about the performance of these indices are prepared or obtained by NB Management.

     Q: What are some of the advantages of investing in an international fund?

     A: An international mutual fund can be a convenient way to invest internationally and diversify assets among several markets to reduce risk. Additionally, the considerable burden of searching for timely, accurate, and comprehensive information about foreign economies and securities is left to professional managers.

     Q: What is your investment approach?

     A: We seek to capitalize on investments in countries where we believe that positive economic and political factors are likely to produce above-average returns. Studies have shown that the allocation of assets among countries is typically the most important factor contributing to portfolio performance. We believe that, in the long term, a nation's economic growth and the performance of its equity market are highly correlated. Therefore, we continuously evaluate the global economic outlook as well as individual country data to guide country allocation. Our process also leads to diversification across many countries, typically twenty or more, in an effort to limit total portfolio risk.

     We strive to invest in companies within the selected countries that are in the best position to capitalize on such positive developments or companies that are most attractively valued. We usually include in the Portfolio's investments the securities of large-capitalization companies, determined in relation to the appropriate national market, as well as securities of faster-growing, small- and medium-sized companies that offer potentially higher returns but are often associated with higher risk.

     The criteria for security selection focus on companies with leadership in specific markets or with niches in specific industries, which appear to exhibit positive fundamentals and seem undervalued relative to their earnings potential or the worth of their assets. Typically, in emerging markets, we invest in relatively large, established companies that we believe possess the managerial, financial, and marketing strength to exploit successfully the growth of a dynamic economy. In more developed markets, such as Europe and Japan, the Portfolio may invest to a higher degree in medium-sized companies. Medium-sized companies can often provide above-average growth and are less followed by market analysts, which sometimes leads to inefficient valuation.

     Finally, we strive to limit total portfolio volatility and protect the value of portfolio securities by selectively hedging the Portfolio's foreign currency exposure in times when we expect the U.S. dollar to strengthen.

     Q: How do you perceive the current outlook?

     A: There is still an abundance of exciting investment opportunities around the world. Many equity markets still have not reached the maturity stage of the U.S. market and have much more room to grow. There are new markets opening up to foreign investment and many changes are occurring in markets where equity investments have traditionally commanded less attention than fixed income securities.

     Q: Compared to the stock market in the United States, are there more anomalies in security pricing abroad?

     A: Well, the rest of the world is not as well followed as the United States. So you'll find more anomalies. At the same time, though, the level of analysis of companies around the world is improving every day, and the gap in coverage is narrowing.

     What never changes is the psychology of the investor -- you regularly see either despair or euphoria in different sectors of every international market. That, in our opinion, creates opportunities to find undiscovered gems at extraordinarily cheap prices.

     These opportunities can come from, say, uncertainty over an election going one way or another. Investors may see the outcome as totally disastrous for a country -- or as totally euphoric. Then, reality sets in, and things are never as bleak or as wonderful as they had been painted.

     Q: Do you integrate ideas from Neuberger Berman's research and the domestic portfolio managers?

     A: Oh, sure. As everyone knows, the world is becoming smaller, and certain industries are becoming global (or have become global). Whether one thinks about technology, pharmaceuticals, medical devices, or the automobile industry, it's really become one world market. So it's crucial to have good knowledge about both the United States and the areas outside the United States where these companies dominate.

AMT Limited Maturity Bond Investments; AMT Balanced Investments (debt securities portion)

     AMT Limited Maturity Bond Investments and Balanced Investments (debt securities portion) are appropriate for investors who seek to participate in the returns of the bond market, but wish to avoid significant fluctuations in principal value. In order to achieve its investment goal, each Series has the flexibility to invest across the full range of bond sectors (corporate, mortgage-backed securities, etc.) and may invest a limited portion of its assets in foreign securities denominated in foreign currencies as well as lower-rated "high yield" issues.

     The investment strategy of these Series is based upon the demonstrated ability of short and intermediate duration portfolios to deliver virtually all of the income of riskier long-term maturity portfolios. Thus, these Series limit their maximum average duration to four years. However, in order to improve total return, it invests across a broad range of fixed income sectors and within each sector seeks out securities that have a higher yield than counterpart issues that we believe have a similar credit risk. It may opportunistically invest in foreign issues when they offer higher yield than U.S. issues. In addition, it may invest up to 10% of its net assets in "high yield" issues when these issues offer the prospect of higher total return to the Series. It is the manager's belief that the combination of broad sector diversification, active security selection and flexible maturity and duration management can offer investors the prospect of total returns that will approximate the bond market as a whole, with only moderate fluctuation in principal value.

AMT Liquid Asset Investments

     AMT Liquid Asset Investments is oriented to investors who seek a high degree of liquidity while investing in Government and corporate money market instruments. The Series is invested to maintain a constant one dollar net asset value. The Series invests only in securities that enjoy one of the two highest credit ratings or unrated securities deemed equivalent by NB Management.

AMT Mid-Cap Growth Investments

     Co-portfolio managers of AMT Mid-Cap Growth Investments use a growth and earnings momentum approach to investing. To uncover these mid-cap stocks they employ fundamental analysis, quantitative screens and conduct meetings with company management. They actively seek out the stock of companies that are growing earnings faster than the competitors in their respective industries. These stocks are generally found among fast growing companies in growing industries. Say the portfolio co-managers, "We are looking for the Fortune 500 companies of tomorrow". The Series looks for companies with strong growth potential and balances this with valuation analysis.

AMT Partners Investments

     AMT Partners Investments' objective is capital growth. It seeks to make money in good markets and not give up those gains during rough times.

     Investors in the Series typically seek consistent performance and have a moderate risk tolerance. They do know, however, that stock investments can provide the long-term upside potential essential to meeting their long-term investment goals, particularly a comfortable retirement and planning for a college education.

     The portfolio co-managers look for stocks that are undervalued in the marketplace either in relation to strong current fundamentals, such as a low price-to-earnings ratio, consistent cash flow, and successful track records through all parts of the market cycle, or in relation to their projection of the growth of the company's future earnings. If the market goes down, those stocks the Series elects to hold, historically, have gone down less.

     The portfolio co-managers monitor stocks of medium- to large-sized companies that often are not closely scrutinized by other investors. The managers research these companies in order to determine if they are likely to produce a new product, become an acquisition target, or undergo a financial restructuring.

     What else catches the portfolio co-managers' eyes? Companies whose managements own their own stock. These companies usually seek to build shareholder wealth by buying back shares or making acquisitions that have a swift and positive impact on the bottom line.

     To increase the upside potential, the managers zero in on companies that dominate their industries or their specialized niches. The managers' reasoning? Market leaders tend to earn higher levels of profits.

AMT Socially Responsive Investments

     Securities for this Series are selected through a two-phase process. The first is financial. The portfolio manager analyzes a universe of companies according to NB Management's value-oriented philosophy and looks for stocks which are undervalued for any number of reasons. The manager focuses on financial fundamentals, including balance sheet ratios and cash flow analysis, and meets with company management in an effort to understand how those unrecognized values might be realized in the market.

     The second part of the process is social screening. NB Management's social research is based on the same kind of philosophy that governs its financial approach: NB Management believes that first-hand knowledge and experience are its most important tools. Utilizing a database, the portfolio manager does careful, in-depth tracking and analyzes a large number of companies on some eighty issues in six broad social categories. The manager uses a wide variety of sources to determine company practices and policies in these areas. Performance is analyzed in light of knowledge of the issues and of the best practices in each industry.

     Under normal conditions, at least 65% of the Series' total assets are invested in accordance with its Social Policy, and at least 65% of its total assets are invested in equity securities. The Series expects that substantially all of its equity securities will be selected in accordance with the Social Policy. On occasion, the portfolio manager may consider deposits with community banks and credit unions for investment.

     The portfolio manager understands that, for many issues and in many industries, absolute standards are elusive and often counterproductive. Thus, in addition to quantitative measurements, the manager places value on such
indicators  as  management  commitment,   progress,   direction,   and  industry
leadership.

An Interview with the Portfolio Manager

     Q: First things first. How do you begin your stock selection process?

     A: Our first question is always: On financial grounds alone, is a company a smart investment? For a company's stock to meet our financial test, it must pass a number of hurdles.

     We look for bargains, just like the portfolio managers of the other Portfolios. More specifically, we search for companies that we believe have terrific products, excellent customer service, and solid balance sheets -- but because they may have missed quarterly earnings expectations by a few pennies, because their sectors are currently out of favor, because Wall Street overreacted to a temporary setback, or because the company's merits aren't widely known, their stocks are selling at a discount.

     While we look at the stock's fundamentals carefully, that's not all we examine. We meet an awful lot of CEOs and CFOs. Top officers of over 400 companies visit Neuberger Berman each year, and we're also frequently on the road visiting dozens of corporations. We meet with representatives of every company we own.

     When we're face to face with a CEO, we're searching for answers to two crucial questions: "Does the company have a vision of where it wants to go?" and "Can the management team make it happen?" We've analyzed companies for over three decades, and we always look for companies that have both clear strategies and management talent.

     Q: When you evaluate a company's balance sheet, what matters the most to you?

     A: Definitely a company's "free cash flow." Compare it to your household's discretionary income -- the money you have left over each month after you pay off your monthly debt and other expenses. With ample free cash flow, a company can do any number of things. It can buy back its stock. Make important acquisitions. Expand its research and development spending. Or increase its dividend payments.

     When a company generates lots of excess cash flow, it has growth capital at its disposal. It can invest for higher profits down the line and improve shareholder value. Determining exactly how a company intends to spend its excess cash is an entirely different matter -- and that's where the information learned in our company meetings comes in. Still, you've got to have the extra cash in the first place. Which is why we pay so much attention to it.

     Q: So you take a hard look at a company's balance sheet and its management. After a company passes your financial test, what do you do next?

     A: After we're convinced of a company's merits on financial grounds alone, we review its record as a corporate citizen. In particular, we look for evidence of leadership in three key areas: concern for the environment, workplace diversity, and enlightened employment practices.

     It should be clear that our social screening always takes place after we search far and wide for what we believe are the best investment opportunities available. This is a crucial point, and an analogy can be used to explain it. Let's assume you're looking to fill a vital position in your company. What you'd pay attention to first is the candidate's competence: Can he or she do the job? So after interviewing a number of candidates, you'd narrow your list to those that are highly qualified. To choose from this smaller group, you might look at the candidate's personality: Can he or she get along with everyone in your group?

     Obviously, you wouldn't hire an unqualified person simply because he or she is likable. What you'd probably do is give the job to a highly qualified person who is also compatible with your group.

     Now, let's turn to the companies that do make our financial cuts. How do we decide whether they meet our social criteria? Once again, our regular meetings with CEOs are key. We look for top management's support of programs that put more women and minorities in the pipeline to be future officers and board members; that minimize emissions, reduce waste, conserve energy, and protect natural resources; and that enable employees to balance work and family life with benefits such as flextime and generous maternal and paternal leave.

     We realize that companies are not all good or all bad. Instead of looking for ethical perfection, we analyze how a company responds to troublesome problems. If a company is cited for breaking a pollution law, we evaluate its reaction. We also ask: Is it the first time? Do its top executives have a plan for making sure it doesn't happen again -- and how committed are they?

     If we're satisfied with the answers, a company makes it into our portfolio. When all is said and done, we invest in companies that have diverse work forces, strong CEOs, tough environmental standards, and terrific balance sheets. In our judgment, financially strong companies that are also good corporate citizens are more likely to enjoy a competitive advantage. These days, more and more people won't buy a product unless they know it's environmentally friendly. In a similar vein, companies that treat their workers well may be more productive and profitable.

     Q: What kind of investors do you think are attracted to the Socially Responsive Portfolio?

     A: Shareholders that are looking to invest for the future in more ways than one. While they care deeply about their own financial futures, they're equally passionate about the world they leave to later generations. They want to be able to meet their college bills and leave a world where the air is a little cleaner and where the doors to the executive suite are a little more open.

Additional Investment Information

     Some or all of the Series, as indicated below, may make the following investments, among others although they may not buy all of the types of securities or use all of the investment techniques that are described. As used herein, "Equity Series" refers to AMT Balanced (equity securities portion), Growth, Guardian, International, Mid-Cap Growth, Partners and Socially Responsive Investments. "Income Series" refers to AMT Balanced (debt securities portion), Limited Maturity Bond, and Liquid Asset Investments.

                                      * * *

     Each Equity Series invests in a wide array of stocks, and no single stock makes up more than a small fraction of any Series' total assets. Of course, each Series' holdings are subject to change.

     Illiquid Securities. (All Series). Illiquid securities are securities that cannot be expected to be sold within seven days at approximately the price at which they are valued. These may include unregistered or other restricted securities and repurchase agreements maturing in greater than seven days. Illiquid securities may also include commercial paper under section 4(2) of the 1933 Act, as amended, and Rule 144A securities (restricted securities that may be traded freely among qualified institutional buyers pursuant to an exemption from the registration requirements of the securities laws); these securities are considered illiquid unless NB Management, acting pursuant to guidelines established by the trustees of Managers Trust, determines they are liquid. Generally, foreign securities freely tradable in their principal market are not considered restricted or illiquid even if they are not registered in the U.S. Illiquid securities may be difficult for a Series to value or dispose of due to the absence of an active trading market. The sale of some illiquid securities by the Series may be subject to legal restrictions which could be costly to the Series.

     Policies and Limitations. Each Series may invest up to 15% (10% in the case of AMT Liquid Asset Investments) of its net assets in illiquid securities.

     Repurchase Agreements. (All Series). In a repurchase agreement, a Series purchases securities from a bank that is a member of the Federal Reserve System (or with respect to AMT International Investments, from a foreign bank or a U.S. branch or agency of a foreign bank), or from a securities dealer, that agrees to repurchase the securities from the Series at a higher price on a designated future date. Repurchase agreements generally are for a short period of time, usually less than a week. Costs, delays, or losses could result if the selling party to a repurchase agreement becomes bankrupt or otherwise defaults. NB
Management monitors the creditworthiness of sellers. If AMT International Investments enters into a repurchase agreement subject to foreign law and the counter-party defaults, that Series may not enjoy protections comparable to those provided to certain repurchase agreements under U.S. bankruptcy law and may suffer delays and losses in disposing of the collateral as a result.

     Policies and Limitations. Repurchase agreements with a maturity of more than seven days are considered to be illiquid securities. No Series may enter into a repurchase agreement with a maturity of more than seven days if, as a result, more than 15% (10% with respect to AMT Liquid Asset Investments) of the value of its net assets would then be invested in such repurchase agreements and other illiquid securities. A Series may enter into a repurchase agreement only if (1) the underlying securities are of a type (excluding maturity and duration limitations) that the Series' investment policies and limitations would allow it to purchase directly, (2) the market value of the underlying securities, including accrued interest, at all times equals or exceeds the repurchase price, and (3) payment for the underlying securities is made only upon satisfactory evidence that the securities are being held for the Series' account by its custodian or a bank acting as the Series' agent.

     Securities Loans. (All Series). Each Series may lend securities to banks, brokerage firms, or institutional investors judged creditworthy by NB Management, provided that cash or equivalent collateral, equal to at least 100% of the market value of the loaned securities, is continuously maintained by the borrower with the Series. The Series may invest the cash collateral and earn income, or it may receive an agreed upon amount of interest income from a borrower who has delivered equivalent collateral. During the time securities are on loan, the borrower will pay the Series an amount equivalent to any dividends or interest paid on such securities. These loans are subject to termination at the option of the Series or the borrower. The Series may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The Series does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment. NB Management believes the risk of loss on these transactions is slight because, if a borrower were to default for any reason, the collateral should satisfy the obligation. However, as with other extensions of secured credit, loans of portfolio securities involve some risk of loss of rights in the collateral should the borrower fail financially.

     Policies and Limitations. Each Series may lend securities with a value not exceeding 33-1/3% of its total assets to banks, brokerage firms, or other institutional investors judged creditworthy by NB Management. Borrowers are required continuously to secure their obligations to return securities on loan from a Series by depositing collateral in a form determined to be satisfactory by the trustees of Managers Trust ("Series Trustees). The collateral, which must be marked to market daily, must be equal to at least 100% of the market value of the loaned securities, which will also be marked to market daily. Securities lending by AMT Socially Responsive Investments is not subject to the Social Policy.

     Restricted Securities and Rule 144A Securities. (All Series). Each Series may invest in restricted securities, which are securities that may not be sold to the public without an effective registration statement under the 1933 Act. Before they are registered, such securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. In recognition of the increased size and liquidity of the institutional market for unregistered securities and the importance of institutional investors in the formation of capital, the SEC has adopted Rule 144A under the 1933 Act, which is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by a Series qualify under Rule 144A, and an institutional market develops for those securities, the Series likely will be able to dispose of the securities without registering them under the 1933 Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could have the effect of increasing the level of a Series' illiquidity. NB Management, acting under guidelines established by the Series' Trustees, may determine that certain securities qualified for trading under Rule 144A are liquid. Foreign securities that are freely tradable in their principal markets are not considered to be restricted. Regulation S under the 1933 Act permits the sale abroad of securities that are not registered for sale in the United States.

     Where registration is required, a Series may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Series may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Series might obtain a less favorable price than prevailed when it decided to sell. Restricted securities for which no market exists are priced by a method that the Series' Trustees believe accurately reflect fair value.

     Policies and Limitations. To the extent restricted securities, including Rule 144A securities, are illiquid, purchases thereof will be subject to each Series' 15% (10% in the case of AMT Liquid Asset Investments) limit on investments in illiquid securities.

     Commercial Paper. (All Series). Commercial paper is a short-term debt security issued by a corporation, bank, municipality, or other issuer, usually for purposes such as financing current operations. Each Series may invest in commercial paper that cannot be resold to the public without an effective registration statement under the 1933 Act. While restricted commercial paper normally is deemed illiquid, NB Management may in certain cases determine that such paper is liquid, pursuant to guidelines established by the Series' Trustees.

     Policies and Limitations. Each Equity Series normally may invest up to 35% of its net assets in debt securities, including commercial paper. Except with respect to AMT Partners, Mid-Cap Growth and International Investments, the Equity Series may invest in commercial paper only if it has received the highest rating from S&P (A-1) or Moody's (P-1) or is deemed by NB Management to be of comparable quality. AMT International Investments may invest in such commercial paper as a defensive measure, to increase liquidity, or as needed for segregated accounts.

     Reverse Repurchase Agreements. (All Series). In a reverse repurchase agreement, a Series sells portfolio securities subject to its agreement to repurchase the securities at a later date for a fixed price reflecting a market rate of interest. Reverse repurchase agreements may increase fluctuations in a Series' and its corresponding Portfolio's NAV and may be viewed as a form of leverage. There is a risk that the counter-party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Series. NB Management monitors the creditworthiness of counterparties to reverse repurchase agreements.

     Policies and Limitations. Reverse repurchase agreements are considered borrowings for purposes of each Series' investment limitations and policies concerning borrowings. While a reverse repurchase agreement is outstanding, a Series will deposit in a segregated account with its custodian cash or appropriate liquid securities, marked to market daily, in an amount at least equal to each Series' obligations under the agreement.

     Banking  and  Savings  Institution  Securities.  These  include  CDs,  time deposits, bankers' acceptances, and other short-term and long-term debt obligations issued by commercial banks and savings institutions. CDs are receipts for funds deposited for a specified period of time at a specified rate of return; time deposits generally are similar to CDs, but are uncertificated. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international commercial transactions. The CDs, time deposits, and bankers' acceptances in which a Series invests typically are not covered by deposit insurance.

     Policies and Limitations. AMT Liquid Asset Investments may invest 25% or more of its total assets in CDs or banker's acceptances issued by domestic branches of U.S. banks. CDs are interpreted to include similar types of time deposits. The Series may invest in securities issued by a commercial bank or savings institution only if (1) the bank or institution has total assets of at least $1,000,000,000, (2) the bank or institution is on NB Management's approved list, and (3) in the case of a foreign bank or institution, the securities are, in NB Management's opinion, of an investment quality comparable with other debt securities that may be purchased by the Series. These limitations do not prohibit investments in securities issued by foreign branches of U.S. banks that meet the foregoing requirements.

     Each Equity Series will normally limit its investments in debt securities, including banking and savings institution securities, to no more than 35% of its total assets.

     Leverage. (AMT International Investments). The Series may make investments when borrowings are outstanding. Leverage creates an opportunity for increased net income but, at the same time, creates special risk considerations. For example, leveraging may amplify changes in the Series' and its corresponding Portfolio's NAVs. Although the principal of such borrowings will be fixed, the Series' assets may change in value during the time the borrowing is outstanding. Leverage from borrowing creates interest expenses for the Series. To the extent the income derived from securities purchased with borrowed funds exceeds the interest the Series will have to pay, the Series' net income will be greater than it would be if leveraging were not used. Conversely, if the income from the assets obtained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of the Series will be less than if leveraging were not used, and therefore the amount available for distribution to the Series' shareholders as dividends will be reduced.

     Policies and Limitations. Generally, the Series does not intend to use leverage for investment purposes. It may, however, use leverage to purchase securities needed to close out short sales entered into for hedging purposes and to facilitate other hedging transactions. Reverse repurchase agreements create leverage and are considered borrowings for purposes of the Series' investment limitations.

     Foreign Securities. (All Series). Each Series may invest in U.S. dollar-denominated securities issued by foreign issuers (including banks, governments, and quasi-governmental organizations) and foreign branches of U.S. banks, including negotiable CDs, banker's acceptances and commercial paper. These investments are subject to each Series' quality and, in the case of each Income Series, its maturity or duration standards.

     While investments in foreign securities are intended to reduce risk by providing further diversification (except with respect to AMT International Investments), such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision regarding financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial standards or the application of standards that are different or less stringent than those applied in the United States.

     Each Series (except AMT Liquid Asset Investments) also may invest in equity (except AMT Limited Maturity Bond Investments), debt, or other income-producing securities that are denominated in or indexed to foreign currencies, including, but not limited to (1) common and preferred stocks, with respect to all Series except AMT Limited Maturity Bond Investments, (2) CDs, commercial paper, fixed-time deposits, and bankers' acceptances issued by foreign banks, (3) obligations of other corporations, and (4) obligations of foreign governments, or their subdivisions, agencies, and instrumentalities, international agencies, and supranational entities. Investing in foreign currency denominated securities includes the special risks associated with investing in non-U.S. issuers described in the preceding paragraph and the additional risks of (1) adverse changes in foreign exchange rates, and (2) adverse changes in investment or exchange control regulations (which could prevent cash from being brought back to the United States). Additionally, dividends and interest payable on foreign securities

(and gains realized on disposition thereof) may be subject to foreign taxes, including taxes withheld from those payments, and there are generally higher commission rates on foreign portfolio transactions. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although each Series endeavors to achieve the most favorable net results on portfolio transactions.

     Foreign securities often trade with less frequency and in less volume than domestic securities and may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodian fees than apply to domestic custodial arrangements and transaction costs of foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in currencies other than the U.S. dollar.

     Foreign markets also have different clearance and settlement procedures, and in certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of a Series is uninvested and no return is earned thereon. The inability of a Series to make intended security purchases due to settlement problems could cause a Series to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to a Series due to subsequent declines in value of the portfolio securities, or, if a Series has entered into a contract to sell the securities, could result in possible liability to the purchaser.

     Prices of foreign securities and exchange rates for foreign currencies may be affected by the interest rates prevailing in other countries. The interest rates in other countries are often affected by local factors, including the strength of the local economy, the demand for borrowing, the government's fiscal and monetary policies, and the international balance of payments. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

     The Series (except AMT Liquid Asset and Limited Maturity Bond Investments) may invest in ADRs, EDRs, GDRs, and IDRs. ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company evidencing its ownership of the underlying foreign securities. Most ADRs are denominated in U.S. dollars and are traded on a U.S. stock exchange. Issuers of the securities underlying sponsored ADRs, but not unsponsored ADRs, are contractually obligated to disclose material information in the United States. Therefore, the market value of unsponsored ADRs may not reflect the effect of such information. EDRs and IDRs are receipts typically issued by a European bank or trust company evidencing its ownership of the underlying foreign securities. GDRs are receipts issued by either a U.S. or non-U.S. banking institution evidencing its ownership of the underlying foreign securities and are often denominated in U.S. dollars.

     Policies and Limitations. In order to limit the risks inherent in investing in foreign currency denominated securities, AMT Balanced (equity securities portion), Growth, Guardian, Partners, and Socially Responsive Investments may not purchase any such security if, as a result, more than 10% of its total assets (taken at market value) would be invested in foreign currency denominated securities. AMT Limited Maturity Bond Investments may not purchase securities denominated in or indexed to foreign currencies, if, as a result, more than 25% of its total assets (taken at market value) would be invested in such securities. AMT Mid-Cap Growth Investments may not purchase foreign currency denominated securities if, as a result, more than 20% of its total assets (taken at market value) would be invested in such securities. Within those limitations, however, no Series is restricted in the amount it may invest in securities denominated in any one foreign currency. AMT International Investments invests primarily in foreign securities. AMT Liquid Asset Investments may not invest in foreign currency-denominated securities.

     Investments in securities of foreign issuers are subject to each Series' quality standards. Each Series (except AMT International Investments) may invest only in securities of issuers in countries whose governments are considered stable by NB Management.

     Japanese Investments. (AMT International Investments). All of the Series may invest in foreign securities, including securities of Japanese issuers. From time to time, AMT International Investments may invest a significant portion of its assets in securities of Japanese issuers. The performance of the Series may therefore be significantly affected by events influencing the Japanese economy and the exchange rate between the Japanese yen and the U.S. dollar. Japan has experienced a severe recession, including a decline in real estate values and other events that adversely affected the balance sheets of many financial institutions and indicate that there may be structural weaknesses in the Japanese financial system. The effects of this economic downturn may be felt for a considerable period and are being exacerbated by the currency exchange rate. Japan is heavily dependent on foreign oil. Japan is located in a seismically active area, and severe earthquakes may damage important elements of the country's infrastructure. Japan's economic prospects may be affected by the political and military situations of its near neighbors, notably North and South Korea, China and Russia.

     Variable  or  Floating  Rate  Securities;   Demand  and  Put  Features  and
Guarantees. (All Series). Variable rate securities provide for automatic adjustment of the interest rate at fixed intervals (e.g., daily, monthly, or semi-annually); floating rate securities provide for automatic adjustment of the interest rate whenever a specified interest rate or index changes. The interest rate on variable and floating rate securities (collectively, "Adjustable Rate Securities") ordinarily is determined by reference to a particular bank's prime rate, the 90-day U.S. Treasury Bill rate, the rate of return on commercial paper or bank CDs, an index of short-term tax-exempt rates or some other objective measure.

     Adjustable Rate Securities frequently permit the holder to demand payment of the obligations' principal and accrued interest at any time or at specified intervals not exceeding one year. The demand feature usually is backed by a credit instrument (e.g., a bank letter of credit) from a creditworthy issuer and sometimes by insurance from a creditworthy insurer. Without these credit enhancements, some Adjustable Rate Securities might not meet the quality standards applicable to obligations purchased by the Series. Accordingly, in purchasing these securities, each Series relies primarily on the creditworthiness of the credit instrument issuer or the insurer. A Series can also buy fixed rate securities accompanied by demand features or put options, permitting the Series to sell the security to the issuer or third party at a specified price. A Series may rely on the creditworthiness of issuers of credit enhancements in purchasing these securities.

     Among the Adjustable Rate Securities in which AMT Liquid Asset Investments may invest are so-called guaranteed investment contracts ("GICs") issued by insurance companies. In the event of insolvency of the issuing insurance company, the ability of the Series to recover its assets may depend on the treatment of GICs under state insurance laws.

     Policies and Limitations. Except for AMT Liquid Asset Investments, no Series may invest more than 5% of its total assets in securities backed by credit instruments from any one issuer or by insurance from any one insurer. For purposes of this limitation, each Series except for AMT Liquid Asset Investments excludes securities that do not rely on the credit instrument or insurance for their ratings, i.e., stand on their own credit. AMT Liquid Asset Investments may invest in securities subject to demand features or guarantees as permitted by Rule 2a-7 under the 1940 Act. Each Equity Series normally may invest up to 35% of its total assets in debt securities, including variable or floating rate securities.

     For purposes of determining its dollar-weighted average maturity, AMT Liquid Asset Investments calculates the remaining maturity of variable and floating rate instruments as provided in Rule 2a-7 under the 1940 Act. In calculating its dollar-weighted average maturity and duration, each Series is permitted to treat certain Adjustable Rate Securities as maturing on a date prior to the date on which principal must unconditionally be paid. In applying such maturity shortening devices, NB Management considers whether the interest rate reset is expected to cause the security to trade at approximately its par value.

     GICs are generally regarded as illiquid. Thus, AMT Liquid Asset Investments may not invest in such GICs if, as a result, more than 10% of the value of its net assets would then be invested in such GICs and other illiquid securities.

     Mortgage-Backed Securities. (AMT Liquid Asset, Limited Maturity Bond and Balanced Investments). Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of mortgage loans. They may be issued or guaranteed by a U.S. Government agency or instrumentality such as the GNMA, Fannie Mae, and Freddie Mac, though not necessarily backed by the full faith and credit of the United States, or may be issued by private issuers. Private issuers are generally originators of and investors in mortgage loans and include savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Private mortgage-backed securities may be supported by U.S. Government Agency mortgage-backed securities or some form of non-governmental credit enhancement.

     Mortgage-backed securities may have either fixed or adjustable interest rates. Tax or regulatory changes may adversely affect the mortgage securities market. In addition, changes in the market's perception of the issuer may affect the value of mortgage-backed securities. The rate of return on mortgage-backed securities may be affected by prepayments of principal on the underlying loans, which generally increase as market interest rates decline; as a result, when interest rates decline, holders of these securities normally do not benefit from appreciation in market value to the same extent as holders of other non-callable debt securities.

     Because many mortgages are repaid early, the actual maturity and duration of mortgage-backed securities are typically shorter than their stated final maturity and their duration calculated solely on the basis of the stated life and payment schedule. In calculating its dollar-weighted average maturity and duration, a Series may apply certain industry conventions regarding the maturity and duration of mortgage-backed instruments. Different analysts use different models and assumptions in making these determinations. The Series use an approach that NB Management believes is reasonable in light of all relevant circumstances. If this determination is not borne out in practice, it could positively or negatively affect the value of the Series and corresponding Portfolio when market interest rates change. Increasing market interest rates generally extend the effective maturities of mortgage-backed securities, increasing their sensitivity to interest rate changes.

     Mortgage-backed securities may be issued in the form of collateralized mortgage obligations ("CMOs") or collateralized mortgage-backed bonds ("CBOs"). CMOs are obligations that are fully collateralized, directly or indirectly, by a pool of mortgages on which payments of principal and interest are passed through to the holders of the CMOs, although not necessarily on a pro rata basis, on the same schedule as they are received. CBOs are general obligations of the issuer that are fully collateralized, directly or indirectly, by a pool of mortgages. The mortgages serve as collateral for the issuer's payment obligations on the bonds, but interest and principal payments on the mortgages are not passed through either directly (as with mortgage-backed "pass-through" securities issued or guaranteed by U.S. Government agencies or instrumentalities) or on a modified basis (as with CMOs). Accordingly, a change in the rate of prepayments on the pool of mortgages could change the effective maturity or the duration of a CMO but not that of a CBO (although, like many bonds, CBOs may be callable by the issuer prior to maturity). To the extent that rising interest rates cause prepayments to occur at a slower than expected rate, a CMO could be converted into a longer-term security that is subject to greater risk of price volatility.

     Governmental, government-related, and private entities (such as commercial banks, savings institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers), including securities broker-dealers and special purpose entities that generally are affiliates of the foregoing established to issue such securities may create mortgage loan pools to back CMOs and CBOs. Such issuers may be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-backed securities. Pools created by non-governmental issuers generally offer a higher rate of interest than government and government-related pools because of the absence of direct or indirect government or agency guarantees. Various forms of insurance or guarantees, including individual loan, title, pool, and hazard insurance, and letters of credit, may support timely payment of interest and principal of non-governmental pools. The insurance and guarantees are issued by governmental entities, private insurers, and the mortgage poolers. NB Management considers such insurance and guarantees, as well as the creditworthiness of the issuers thereof, in determining whether a mortgage-backed security meets a Series' investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Portfolio may buy mortgage-backed securities without insurance or guarantees, if NB Management determines that the securities meet the Portfolio's quality standards. NB Management will, consistent with the Portfolio's investment objectives, policies and limitations and quality standards, consider making investments in new types of mortgage-backed securities as such securities are developed and offered to investors.

     Policies and Limitations. A Series may not purchase mortgage-backed securities that, in NB Management's opinion, are illiquid if, as a result, more than 15% (10% in the case of AMT Liquid Asset Investments) of the value of the Series' net assets would be invested in illiquid securities.

     Dollar Rolls. (AMT Limited Maturity Bond and Balanced Investments). In a "dollar roll", a Series sells securities for delivery in the current month and simultaneously agrees to repurchase substantially similar (i.e., same type and coupon) securities on a specified future date from the same party. During the period before the repurchase, the Series forgoes principal and interest payments on the securities. The Series is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop"), as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls may increase fluctuations in a Series' and its corresponding Portfolio's NAVs and may be viewed as a form of leverage. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash-equivalent securities position that matures (or can be sold and settled) on or before the forward settlement date of the dollar roll transaction. There is a risk that the counterparty will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Series. NB Management monitors the creditworthiness of counterparties to dollar rolls.

     Policies  and  Limitations.  Dollar  rolls are  considered  borrowings  for
purposes  of  each  Series'  investment  policies  and  limitations   concerning
borrowings.

     Forward Commitments (AMT International Investments) and When-Issued Securities. (AMT International, Limited Maturity Bond, and Balanced (debt securities portion) Investments). The Series may purchase securities (including, with respect to AMT Limited Maturity Bond and Balanced Investments,
mortgage-backed   securities   such  as  GNMA,   Fannie  Mae,  and  Freddie  Mac
certificates) on a when-issued basis and AMT International Investments may purchase or sell securities on a forward commitment basis. These transactions involve a commitment by a Series to purchase or sell securities at a future date (ordinarily within two months although the Series may agree to a longer settlement period). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated.
When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges.

     When-issued purchases and forward commitment transactions enable a Series to "lock in" what NB Management believes to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. For instance, in periods of rising interest rates and falling prices, AMT International Investments might sell securities it owns on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, a Series might purchase a security on a when-issued or forward commitment basis and sell a similar security to settle such purchase, thereby obtaining the benefit of currently higher yields. If the seller fails to complete the sale, the Series may lose the opportunity to obtain a favorable price.

     The value of securities purchased on a when-issued or forward commitment basis and any subsequent fluctuations in their value are reflected in the computation of a Series' NAV starting on the date of the agreement to purchase the securities. Because the Series has not yet paid for the securities, this produces an effect similar to leverage. A Series does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When AMT International Investments makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Series' assets. Fluctuations in the market value of the underlying securities are not reflected in the Series' NAV as long as the commitment to sell remains in effect.

     Policies and Limitations. A Series will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Series may dispose of or renegotiate a commitment after it has been entered into. A Series also may sell securities it has committed to purchase before those securities are delivered to the Series on the settlement date. A Series may realize a capital gain or loss in connection with these transactions.

     When a Series purchases securities on a when-issued basis, it will deposit, in a segregated account with its custodian, until payment is made, appropriate liquid securities having a value (determined daily) at least equal to the amount of the Series' purchase commitments. In the case of a forward commitment to sell portfolio securities, the custodian will hold the portfolio securities themselves in a segregated account while the commitment is outstanding. These procedures are designed to ensure that a Series will maintain sufficient assets at all times to cover its obligations under when-issued purchases and forward commitment transactions.

         Futures, Options on Futures, Options on Securities and Indices,
                    Forward Contracts, and Options on Foreign
               Currencies (collectively, "Financial Instruments")

     Futures Contracts and Options Thereon. (The Equity Series and AMT Limited Maturity Bond and Balanced Investments). Each of AMT Socially Responsive and Mid-Cap Growth Investments may purchase and sell interest rate futures contracts, stock and bond index futures contracts, and foreign currency futures contracts and may purchase and sell options thereon in an attempt to hedge against changes in the prices of securities or, in the case of foreign currency futures and options thereon, to hedge against changes in prevailing currency exchange rates. Because the futures markets may be more liquid than the cash markets, the use of futures contracts permits each Series to enhance portfolio liquidity and maintain a defensive position without having to sell portfolio securities. Each Series views investment in (i) interest rate and securities index futures and options thereon as a maturity management device and/or a device to reduce risk or preserve total return in an adverse environment for the hedged securities, and (ii) foreign currency futures and options thereon as a means of establishing more definitely the effective return on, or the purchase price of, securities denominated in foreign currencies that are held or intended to be acquired by the Series.

     AMT Limited Maturity Bond and Balanced Investments may purchase and sell interest rate and bond index futures contracts and options thereon, and may purchase and sell foreign currency futures contracts and options thereon in an attempt to hedge against changes in the prices of securities or, in the case of foreign currency futures and options thereon, to hedge against changes in prevailing currency exchange rates. Because the futures markets may be more liquid than the cash markets, the use of futures permits a Series to enhance portfolio liquidity and maintain a defensive position without having to sell portfolio securities. The Series view investment in (1) interest rate and bond index futures and options thereon as a maturity or duration management device and/or a device to reduce risk and preserve total return in an adverse interest rate environment for the hedged securities and (2) foreign currency futures and options thereon as a means of establishing more definitely the effective return on, or the purchase price of, securities denominated in foreign currencies held or intended to be acquired by the Series.

     AMT International Investments may enter into futures contracts on currencies, debt securities, interest rates, and securities indices that are traded on exchanges regulated by the Commodity Futures Trading Commission ("CFTC") or on foreign exchanges. Trading on foreign exchanges is subject to the legal requirements of the jurisdiction in which the exchange is located and to the rules of such foreign exchange.

     AMT International Investments may sell futures contracts in order to offset a possible decline in the value of its portfolio securities. When a futures contract is sold by the Series, the value of the contract will tend to rise when the value of the portfolio securities declines and will tend to fall when the value of such securities increases. The Series may purchase futures contracts in order to fix what NB Management believes to be a favorable price for securities the Series intends to purchase. If a futures contract is purchased by the Series, the value of the contract will tend to change together with changes in the value of such securities. To compensate for differences in historical volatility between positions AMT International Investments wishes to hedge and the standardized futures contracts available to it, the Series may purchase or sell futures contracts with a greater or lesser value than the securities it wishes to hedge.

     With respect to currency futures, AMT International Investments may sell a futures contract or a call option, or it may purchase a put option on such futures contract, if NB Management anticipates that exchange rates for a particular currency will fall. Such a transaction will be used as a hedge (or, in the case of a sale of a call option, a partial hedge) against a decrease in the value of portfolio securities denominated in that currency. If NB Management anticipates that a particular currency will rise, AMT International Investments may purchase a currency futures contract or a call option to protect against an increase in the price of securities which are denominated in that currency and which the Series intends to purchase. The Series may also purchase a currency futures contract or a call option thereon for non-hedging purposes when NB Management anticipates that a particular currency will appreciate in value, but securities denominated in that currency do not present an attractive investment and are not included in the Series.

     The Equity Series may purchase and sell stock index futures contracts, and may purchase and sell options thereon. For purposes of managing cash flow, the managers may use such futures and options to increase the Series' exposure to the performance of a recognized securities index, such as the S&P "500" Index.

     A "sale" of a futures contract (or a "short" futures position) entails the assumption of a contractual obligation to deliver the securities or currency underlying the contract at a specified price at a specified future time. A "purchase" of a futures contract (or a "long" futures position) entails the assumption of a contractual obligation to acquire the securities or currency underlying the contract at a specified price at a specified future time. Certain futures, including stock and bond index futures, are settled on a net cash payment basis rather than by the sale and delivery of the securities underlying the futures.

     U.S. futures contracts (except certain currency futures) are traded on exchanges that have been designated as "contract markets" by the CFTC; futures transactions must be executed through a futures commission merchant that is a member of the relevant contract market. In both U.S. and foreign markets, an exchange's affiliated clearing organization guarantees performance of the contracts between the clearing members of the exchange.

     Although futures contracts by their terms may require the actual delivery or acquisition of the underlying securities or currency, in most cases the contractual obligation is extinguished by being offset before the expiration of the contract. A futures position is offset by buying (to offset an earlier sale) or selling (to offset an earlier purchase) an identical futures contract calling for delivery in the same month. This may result in a profit or loss. While futures contracts entered into by a Series will usually be liquidated in this manner, the Series may instead make or take delivery of underlying securities whenever it appears economically advantageous for it to do so.

     "Margin" with respect to a futures contract is the amount of assets that must be deposited by a Series with, or for the benefit of, a futures commission merchant in order to initiate and maintain the Series' futures positions. The margin deposit made by the Series when it enters into a futures contract ("initial margin") is intended to assure its performance of the contract. If the price of the futures contract changes -- increases in the case of a short (sale) position or decreases in the case of a long (purchase) position -- so that the unrealized loss on the contract causes the margin deposit not to satisfy margin requirements, the Series will be required to make an additional margin deposit ("variation margin"). However, if favorable price changes in the futures contract cause the margin deposit to exceed the required margin, the excess will be paid to the Series. In computing their NAVs, the Series mark to market the value of their open futures positions. Each Series also must make margin deposits with respect to options on futures that it has written (but not with respect to options on futures that it has purchased). If the futures commission merchant holding the margin deposit goes bankrupt, the Series could suffer a delay in recovering its funds and could ultimately suffer a loss.

     An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume a short futures position (if the option is a call) or a long futures position (if the option is a put). Upon exercise of the option, the accumulated cash balance in the writer's futures margin account is delivered to the holder of the option. That balance represents the amount by which the market price of the futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. Options on futures have characteristics and risks similar to those of securities options, as discussed herein.

     Although each Series believes that the use of futures contracts will benefit it, if NB Management's judgment about the general direction of the markets or about interest rate or currency exchange rate trends is incorrect, the Series' (and corresponding Portfolio's) overall return would be lower than if it had not entered into any such contracts. Further, an appropriate futures contract may not be available even if the portfolio manager wishes to enter into one. The prices of futures contracts are volatile and are influenced by, among other things, actual and anticipated changes in interest or currency exchange rates, which in turn are affected by fiscal and monetary policies and by national and international political and economic events. At best, the correlation between changes in prices of futures contracts and of securities being hedged can be only approximate due to differences between the futures and securities markets or differences between the securities or currencies underlying a Series' futures position and the securities held by or to be purchased for the Series. The currency futures market may be dominated by short-term traders seeking to profit from changes in exchange rates. This would reduce the value of such contracts used for hedging purposes over a short-term period. Such distortions are generally minor and would diminish as the contract approaches maturity.

     Because of the low margin deposits required, futures trading involves an extremely high degree of leverage; as a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, or gain, to the investor. Losses that may arise from certain futures transactions are potentially unlimited.

     Most U.S. futures exchanges limit the amount of fluctuation in the price of a futures contract or option thereon during a single trading day; once the daily limit has been reached, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day, however; it thus does not limit potential losses. In fact, it may increase the risk of loss, because prices can move to the daily limit for several consecutive trading days with little or no trading, thereby preventing liquidation of unfavorable futures and options positions and subjecting traders to substantial losses. If this were to happen with respect to a position held by a Series, it could (depending on the size of the position) have an adverse impact on the NAV of the Series (and corresponding Portfolio).

     Policies and Limitations. AMT Socially Responsive and Mid-Cap Growth Investments may purchase and sell futures contracts and may purchase and sell options thereon in an attempt to hedge against changes in the prices of securities or, in the case of foreign currency futures and options thereon, to hedge against prevailing currency exchange rates. The Series does not engage in transactions in futures and options on futures for speculation. The use of futures and options on futures by AMT Socially Responsive Investments is not subject to the Social Policy.

     AMT International Investments may purchase and sell futures for bona fide hedging purposes, as defined in regulations of the CFTC, and for non-hedging purposes (i.e., in an effort to enhance income). The Series may also purchase and write put and call options on such futures contracts for bona fide hedging and non-hedging purposes.

     The Equity Series may purchase and sell stock index futures contracts, and may purchase and sell options thereon. For purposes of managing cash flow, the managers may use such futures and options to increase the Series' exposure to the performance of a recognized securities index, such as the S&P "500" Index.

     AMT Limited Maturity Bond and Balanced Investments may purchase and sell interest rate and bond index futures and may purchase and sell options thereon in an attempt to hedge against changes in securities prices resulting from changes in prevailing interest rates. The Series engage in foreign currency futures and options transactions in an attempt to hedge against changes in prevailing currency exchange rates. Neither Series engages in transactions in futures or options thereon for speculation.

     Call Options on Securities. (All Series except AMT Liquid Asset Investments). AMT Socially Responsive, Mid-Cap Growth, Limited Maturity Bond, Balanced and International Investments may write covered call options and may purchase call options on securities. Each of the other Series may write covered call options and may purchase call options in related closing transactions. The purpose of writing call options is to hedge (i.e., to reduce, at least in part, the effect of price fluctuations of securities held by the Series on the Series' and its corresponding Portfolio's NAVs) or to earn premium income. Portfolio securities on which call options may be written and purchased by a Series are purchased solely on the basis of investment considerations consistent with the Series' investment objective.

     When a Series writes a call option, it is obligated to sell a security to a purchaser at a specified price at any time until a certain date if the purchaser decides to exercise the option. The Series receives a premium for writing the call option. When writing call options, each Series writes only "covered" call options on securities it owns. So long as the obligation of the call option continues, the Series may be assigned an exercise notice, requiring it to deliver the underlying security against payment of the exercise price. The Series may be obligated to deliver securities underlying an option at less than the market price.

     When a Series purchases a call option, it pays a premium for the right to purchase a security from the writer at a specified price until a specified date. A Series would purchase a call option to protect against an increase in the price of securities it intends to purchase or to offset a previously written call option.

     The writing of covered call options is a conservative investment technique that is believed to involve relatively little risk, but is capable of enhancing a Series' total return. When writing a covered call option, a Series , in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. When writing a put option, a Series, in return for the premium, takes the risk that it must purchase the underlying security at a price which may be higher than the current market price of the security.

     If a call option that a Series has written expires unexercised, the Series will realize a gain in the amount of the premium; however, that gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Series will realize a gain or loss from the sale of the underlying security.

     Policies and Limitations. Income Series (except AMT Liquid Asset Investments). Each Series may write covered call options and may purchase call options on debt securities in its portfolio or on foreign currencies in its portfolio for hedging purposes. Each Series may write covered call options for the purpose of producing income. Each Series will write a call option on a security only if it holds that security or currency or has the right to obtain the security or currency at no additional cost.

     Equity Series. Each Series may write covered call options and may purchase call options in related closing transactions. Each Series writes only "covered" call options on securities it owns (in contrast to the writing of "naked" or uncovered call options, which the Series will not do).

     A Series would purchase a call option to offset a previously written call option. Each of AMT Socially Responsive, Mid-Cap Growth, Limited Maturity Bond and Balanced Investments also may purchase a call option to protect against an increase in the price of the securities it intends to purchase. The use of call options on securities by AMT Socially Responsive Investments is not subject to the Social Policy. AMT International Investments may purchase call options for hedging or non-hedging purposes.

     Put Options on Securities. (AMT Socially Responsive, Mid-Cap Growth, International, Limited Maturity Bond and Balanced Investments). Each of these Series may write and purchase put options on securities.

     The Series will receive a premium for writing a put option, which obligates the Series to acquire a security at a certain price at any time until a certain date if the purchaser decides to exercise the option. The Series may be obligated to purchase the underlying security at more than its current value.

     When a Series purchases a put option, it pays a premium to the writer for the right to sell a security to the writer for a specified amount at any time until a certain date. The Series would purchase a put option in order to protect itself against a decline in the market value of a security it owns.

     Portfolio securities on which put options may be written and purchased by a Series are purchased solely on the basis of investment considerations consistent with the Series' investment objective. When writing a put option, the Series, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a put option that the Series has written expires unexercised, the Series will realize a gain in the amount of the premium.

     Policies and Limitations. AMT Socially Responsive, Mid-Cap Growth and International Investments generally write and purchase put options on securities for hedging purposes (i.e., to reduce, at least in part, the effect of price fluctuations of securities held by the Series on the Series' and its corresponding Portfolio's NAVs). However, AMT International Investments also may use put options for non-hedging purposes. The use of put options on securities by AMT Socially Responsive Investments is not subject to the Social Policy.

     AMT Limited Maturity Bond and Balanced Investments generally write and purchase put options on securities or on foreign currencies for hedging purposes (i.e., to reduce, at least in part, the effect of price fluctuations of securities held by the Series on the Series' and its corresponding Portfolio's
NAVs).

     General Information About Securities Options. The exercise price of an option may be below, equal to, or above the market value of the underlying security at the time the option is written. Options normally have expiration dates between three and nine months from the date written. American-style options are exercisable at any time prior to their expiration date. AMT International Investments also may purchase European-style options, which are exercisable only immediately prior to their expiration date. The obligation under any option written by a Series terminates upon expiration of the option or, at an earlier time, when the Series offsets the option by entering into a "closing purchase transaction" to purchase an option of the same series. If an option is purchased by a Series and is never exercised or closed out, the Series will lose the entire amount of the premium paid.

     Options are traded both on U.S. national securities exchanges and in the over-the-counter ("OTC") market. AMT International Investments also may purchase and sell options that are traded on foreign exchanges. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed; the clearing organization in effect guarantees completion of every exchange-traded option. In contrast, OTC options are contracts between a Series and a counter-party, with no clearing organization guarantee. Thus, when a Series sells (or purchases) an OTC option, it generally will be able to "close out" the option prior to its expiration only by entering into a closing transaction with the dealer to whom (or from whom) the Series originally sold (or purchased) the option. There can be no assurance that the Series would be able to liquidate an OTC option at any time prior to expiration. Unless a Series is able to effect a closing purchase transaction in a covered OTC call option it has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or until different cover is substituted. In the event of the counter-party's insolvency, a Series may be unable to liquidate its options position and the associated cover. NB Management monitors the creditworthiness of dealers with which a Series may engage in OTC options transactions.

     The premium received (or paid) by a Series when it writes (or purchases) an option is the amount at which the option is currently traded on the applicable market. The premium may reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the length of the option period, the general supply of and demand for credit, and the interest rate environment. The premium received by a Series for writing an option is recorded as a liability on the Series' statement of assets and liabilities. This liability is adjusted daily to the option's current market value, which is the last reported sales price before the time the Series' NAV is computed on the day the option is being valued or, in the absence of any trades thereof on that day, the mean between the bid and asked prices as of that time.

     Closing transactions are effected in order to realize a profit (or minimize a loss) on an outstanding option, to prevent an underlying security from being called, or to permit the sale or the put of the underlying security. Furthermore, effecting a closing transaction permits the Series to write another call option on the underlying security with a different exercise price or expiration date or both. There is, of course, no assurance that a Series will be able to effect closing transactions at favorable prices. If a Series cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold (or purchase a security that it would not have otherwise bought), in which case it would continue to be at market risk on the security.

     A Series will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the call or put option. Because increases in the market price of a call option generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset, in whole or in part, by appreciation of the underlying security owned by the Series; however, the Series could be in a less advantageous position than if it had not written the call option.

     A Series pays brokerage commissions or spreads in connection with purchasing or writing options, including those used to close out existing positions. From time to time, the Series may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering the security from its portfolio. In those cases, additional brokerage commissions are incurred.

     The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

     Policies and Limitations. Each Series may use American-style options. AMT International Investments may also purchase European-style options and may purchase and sell options that are traded on foreign exchanges.

     The assets used as cover (or held in a segregated account) for OTC options written by a Series will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Series may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC call option written subject to this procedure will be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

     The use of put and call options by AMT Socially Responsive Investments is not subject to the Social Policy.

     Put and Call Options on Securities Indices. (AMT International and Guardian Investments). AMT International Investments may purchase put and call options on securities indices for the purpose of hedging against the risk of price movements that would adversely affect the value of the Series' securities or securities the Series intends to buy. The Series may write securities index options to close out positions in such options that it has purchased.

     For purposes of managing cash flow, AMT Guardian Investments may purchase put and call options on securities indices to increase the Series' exposure to the performance of a recognized securities index, such as the S&P "500" Index.

     Unlike a securities option, which gives the holder the right to purchase or sell a specified security at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (1) the difference between the exercise price of the option and the value of the underlying securities index on the exercise date (2) multiplied by a fixed "index multiplier." A securities index fluctuates with changes in the market values of the securities included in the index. Options on stock indices are currently traded on the Chicago Board Options Exchange, the New York Stock Exchange ("NYSE"), the American Stock Exchange, and other U.S. and foreign exchanges.

     The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the securities being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by the Series will not exactly match the composition of the securities indices on which options are available.

     Securities index options have characteristics and risks similar to those of securities options, as discussed herein.

     Policies and Limitations. AMT International Investments may purchase put and call options on securities indices for the purpose of hedging. All securities index options purchased by the Series will be listed and traded on an exchange. The Series currently does not expect to invest a substantial portion of its assets in securities index options.

     For purposes of managing cash flow, AMT Guardian Investments may purchase put and call options on securities indices to increase the Series' exposure to the performance of a recognized securities index, such as the S&P "500" Index. All securities index options purchased by AMT Guardian Investments will be listed and traded on an exchange.

     Foreign Currency Transactions. (All Series except AMT Liquid Asset Investments). Each Series may enter into contracts for the purchase or sale of a specific currency at a future date (usually less than one year from the date of the contract) at a fixed price ("forward contracts"). The Series also may engage in foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market.

     The Series (other than AMT International Investments) enter into forward contracts in an attempt to hedge against changes in prevailing currency exchange rates. The Series do not engage in transactions in forward contracts for speculation; they view investments in forward contracts as a means of establishing more definitely the effective return on, or the purchase price of, securities denominated in foreign currencies. Forward contract transactions include forward sales or purchases of foreign currencies for the purpose of protecting the U.S. dollar value of securities held or to be acquired by a Series or protecting the U.S. dollar equivalent of dividends, interest, or other payments on those securities.

     Forward contracts are traded in the interbank market directly between dealers (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades; foreign exchange dealers realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies.

     At the consummation of a forward contract to sell currency, a Series may either make delivery of the foreign currency or terminate its contractual obligation to deliver by purchasing an offsetting contract. If the Series chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Series into such currency. If the Series engages in an offsetting transaction, it will incur a gain or a loss to the extent that there has been a change in forward contract prices. Closing purchase transactions with respect to forward contracts are usually made with the currency dealer who is a party to the original forward contract.

     NB Management believes that the use of foreign currency hedging techniques, including "proxy-hedges," can provide significant protection of NAV in the event of a general rise in the U.S. dollar against foreign currencies. For example, the return available from securities denominated in a particular foreign currency would diminish if the value of the U.S. dollar increased against that currency. Such a decline could be partially or completely offset by an increase in value of a hedge involving a forward contract to sell that foreign currency or a proxy-hedge involving a forward contract to sell a different foreign currency whose behavior is expected to resemble the currency in which the securities being hedged are denominated but which is available on more advantageous terms.

     However, a hedge or proxy-hedge cannot protect against exchange rate risks perfectly, and, if NB Management is incorrect in its judgment of future exchange rate relationships, a Series could be in a less advantageous position than if such a hedge had not been established. If a Series uses proxy-hedging, it may experience losses on both the currency in which it has invested and the currency used for hedging if the two currencies do not vary with the expected degree of correlation. Using forward contracts to protect the value of a Series' securities against a decline in the value of a currency does not eliminate fluctuations in the prices of the underlying securities. Because forward contracts are not traded on an exchange, the assets used to cover such contracts may be illiquid. A Series may experience delays in the settlement of its foreign currency transactions.

     AMT International Investments may purchase securities of an issuer domiciled in a country other than the country in whose currency the instrument is denominated. The Series may invest in securities denominated in the European Currency Unit ("ECU"), which is a "basket" consisting of a specified amount of the currencies of certain of the member states of the European Union. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Union from time to time to reflect changes in relative values of the underlying currencies. The market for ECUs may become illiquid at times of uncertainty or rapid change in the European currency markets, limiting the Series' ability to prevent potential losses. In addition, AMT International Investments may invest in securities denominated in other currency baskets.

     Policies and Limitations. The Series (other than AMT International Investments) may enter into forward contracts for the purpose of hedging and not for speculation. The use of forward contracts by AMT Socially Responsive Investments is not subject to the Social Policy.

     AMT International Investments may enter into forward contracts for hedging or non-hedging purposes. When the Series engages in foreign currency transactions for hedging purposes, it will not enter into forward contracts to sell currency or maintain a net exposure to such contracts if their consummation would obligate the Series to deliver an amount of foreign currency materially in excess of the value of its portfolio securities or other assets denominated in that currency. AMT International Investments may also purchase and sell forward contracts for non-hedging purposes when NB Management anticipates that a foreign currency will appreciate or depreciate in value, but securities in that currency do not present attractive investment opportunities and are not held in the Series' investment portfolio.

     Options on Foreign Currencies. (All Series except AMT Liquid Asset Investments). Each Series may write and purchase covered call and put options on foreign currencies. AMT International Investments may write (sell) put and covered call options on any currency in order to realize greater income than would be realized on portfolio securities alone.

     Currency options have characteristics and risks similar to those of securities options, as discussed herein. Certain options on foreign currencies are traded on the OTC market and involve liquidity and credit risks that may not be present in the case of exchange-traded currency options.

     Policies and Limitations. A Series would use options on foreign currencies to protect against declines in the U.S. dollar value of portfolio securities or increases in the U.S. dollar cost of securities to be acquired or to protect the U.S. dollar equivalent of dividends, interest, or other payments on those securities. In addition, AMT International Investments may purchase put and call options on foreign currencies for non-hedging purposes when NB Management anticipates that a currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities and are not included in the Series. The use of options on currencies by AMT Socially Responsive Investments is not subject to the Social Policy.

     Regulatory Limitations on Using Financial Instruments. To the extent a Series sells or purchases futures contracts or writes options thereon or options on foreign currencies that are traded on an exchange regulated by the CFTC other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on those positions (excluding the amount by which options are "in-the-money") may not exceed 5% of the Series' net assets. AMT Growth and Partners Investments do not intend to invest in futures contracts and options thereon during the coming year.

     Cover for Financial Instruments. Securities held in a segregated account cannot be sold while the futures, options, or forward strategy covered by those securities is outstanding, unless they are replaced with other suitable assets. As a result, segregation of a large percentage of a Series' assets could impede portfolio management or the Series' ability to meet current obligations. A Series may be unable to promptly dispose of assets which cover, or are segregated with respect to, an illiquid futures, options, or forward position; this inability may result in a loss to the Series.

     Policies and Limitations. Each Series will comply with SEC guidelines regarding "cover" for Financial Instruments and, if the guidelines so require, set aside in a segregated account with its custodian the prescribed amount of cash or appropriate liquid securities.

     General Risks of Financial Instruments. The primary risks in using Financial Instruments are (1) imperfect correlation or no correlation between changes in market value of the securities or currencies held or to be acquired by a Series and the prices of Financial Instruments; (2) possible lack of a liquid secondary market for Financial Instruments and the resulting inability to close out Financial Instruments when desired; (3) the fact that the skills needed to use Financial Instruments are different from those needed to select a Series' securities; (4) the fact that, although use of Financial Instruments for hedging purposes can reduce the risk of loss, they also can reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in hedged investments; and (5) the possible inability of a Series to purchase or sell a portfolio security at a time that would otherwise be favorable for it to do so, or the possible need for a Series to sell a portfolio security at a disadvantageous time, due to its need to maintain cover or to segregate securities in connection with its use of Financial Instruments. There can be no assurance that a Series' use of Financial Instruments will be successful.

     Each Series' use of Financial Instruments may be limited by the provisions of the Internal Revenue Code of 1986, as amended ("Code"), with which it must comply if its corresponding Portfolio is to continue to qualify as a regulated investment company ("RIC"). See "Additional Tax Information." Financial Instruments may not be available with respect to some currencies, especially those of so-called emerging market countries.

     Policies and Limitations. NB Management intends to reduce the risk of imperfect correlation by investing only in Financial Instruments whose behavior is expected to resemble or offset that of a Series' underlying securities or currency. NB Management intends to reduce the risk that a Series will be unable to close out Financial Instruments by entering into such transactions only if NB Management believes there will be an active and liquid secondary market.

     Indexed Securities. (AMT Limited Maturity Bond, International and Balanced Investments). These Series may invest in securities whose value is linked to foreign currencies, interest rates, commodities, indices, or other financial indicators ("indexed securities"). Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. The value of indexed securities may increase or decrease if the underlying instrument appreciates, and they may have return characteristics similar to direct investments in the underlying instrument or to one or more options thereon. However, some indexed securities are more volatile than the underlying instrument itself.

     Inflation-Indexed Securities. (AMT Limited Maturity Bond and Balanced Investments). The Series may invest in U.S. Treasury securities whose principal value is adjusted daily in accordance with changes to the Consumer Price Index. Such securities are backed by the full faith and credit of the U.S. Government. Interest is calculated on the basis of the current adjusted principal value. The principal value of inflation-indexed securities declines in periods of deflation, but holders at maturity receive no less than par. If inflation is lower than expected during the period a Series holds the security, the Series may earn less on it than on a conventional bond.

     Because the coupon rate on inflation-indexed securities is lower than fixed-rate U.S. Treasury securities, the Consumer Price Index would have to rise at least to the amount of the difference between the coupon rate of the fixed rate U.S. Treasury issues and the coupon rate of the inflation-indexed securities, assuming all other factors are equal, in order for such securities to match the performance of the fixed-rate Treasury securities. Inflation-indexed securities are expected to react primarily to changes in the "real" interest rate (i.e., the nominal (or stated) rate less the rate of inflation), while a typical bond reacts to changes in the nominal interest rate. Accordingly, inflation-indexed securities have characteristics of fixed-rate Treasuries having a shorter duration. Changes in market interest rates from causes other than inflation will likely affect the market prices of inflation-indexed securities in the same manner as conventional bonds.

     Short Sales. (AMT International Investments). The Series may attempt to limit exposure to a possible decline in the market value of portfolio securities through short sales of securities that NB Management believes possess volatility characteristics similar to those being hedged. The Series also may use short sales in an attempt to realize gain. To effect a short sale, the Series borrows a security from a brokerage firm to make delivery to the buyer. The Series then is obliged to replace the borrowed security by purchasing it at the market price at the time of replacement. Until the security is replaced, the Series is required to pay the lender any dividends and may be required to pay a premium or interest.

     The Series will realize a gain if the security declines in price between the date of the short sale and the date on which the Series replaces the borrowed security. The Series will incur a loss if the price of the security increases between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or interest the Series is required to pay in connection with the short sale. A short position may be adversely affected by imperfect correlation between movements in the price of the securities sold short and the securities being hedged.

     The Series also may make short sales against-the-box, in which it sells securities short only if it owns or has the right to obtain without payment of additional consideration an equal amount of the same type of securities sold.

     The effect of short selling on the Series is similar to the effect of leverage. Short selling may amplify changes in the Series' and its corresponding Portfolio's NAVs. Short selling may also produce higher than normal portfolio turnover, which may result in increased transaction costs to the Series.

     Policies and Limitations. Under applicable guidelines of the SEC staff, if the Series engages in a short sale (other than a short sale against-the-box), it must put in a segregated account (not with the broker) an amount of cash or appropriate liquid securities equal to the difference between (1) the market value of the securities sold short at the time they were sold short and (2) any cash or securities required to be deposited as collateral with the broker in connection with the short sale (not including the proceeds from the short sale). In addition, until the Series replaces the borrowed security, it must daily maintain the segregated account at such a level that (1) the amount deposited in it plus the amount deposited with the broker as collateral equals the current market value of the securities sold short, and (2) the amount deposited in it plus the amount deposited with the broker as collateral is not less than the market value of the securities at the time they were sold short.

     Asset-Backed Securities. (AMT Liquid Asset, Limited Maturity Bond and Balanced Investments). Asset-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, and receivables from revolving credit (credit card) agreements. These assets are securitized through the use of trusts and special purpose corporations. Credit enhancements, such as various forms of cash collateral accounts or letters of credit, may support payments of principal and interest on asset-backed securities. Although these securities may be supported by letters of credit or other credit enhancements, payment of interest and principal ultimately depends upon individuals paying the underlying loans, which may be affected adversely by general downturns in the economy. Asset-backed securities are subject to the same risk of prepayment described with respect to mortgage-backed securities. The risk that recovery on repossessed collateral might be unavailable or inadequate to support payments, however, is greater for asset-backed securities than for mortgage-backed securities.

     Certificates for Automobile Receivablessm ("CARSsm") represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing those contracts. Payment of principal and interest on the underlying contracts are passed through monthly to certificate holders and are guaranteed up to specified amounts by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. Underlying installment sales contracts are subject to prepayment, which may reduce the overall return to certificate holders. Certificate holders also may experience delays in payment or losses on CARSsm if the trust does not realize the full amounts due on underlying installment sales contracts because of unanticipated legal or administrative costs of enforcing the contracts; depreciation, damage, or loss of the vehicles securing the contracts; or other factors.

     Credit card receivable securities are backed by receivables from revolving credit card agreements ("Accounts"). Credit balances on Accounts are generally paid down more rapidly than are automobile contracts. Most of the credit card receivable securities issued publicly to date have been pass-through certificates. In order to lengthen their maturity or duration, most such securities provide for a fixed period during which only interest payments on the underlying Accounts are passed through to the security holder; principal payments received on the Accounts are used to fund the transfer of additional credit card charges made on the Accounts to the pool of assets supporting the securities. Usually, the initial fixed period may be shortened if specified events occur which signal a potential deterioration in the quality of the assets backing the security, such as the imposition of a cap on interest rates. An issuer's ability to extend the life of an issue of credit card receivable securities thus depends on the continued generation of principal amounts in the underlying Accounts and the non-occurrence of the specified events. The non-deductibility of consumer interest, as well as competitive and general economic factors, could adversely affect the rate at which new receivables are created in an Account and conveyed to an issuer, thereby shortening the expected weighted average life of the related security and reducing its yield. An acceleration in cardholders' payment rates or any other event that shortens the period during which additional credit card charges on an Account may be transferred to the pool of assets supporting the related security could have a similar effect on its weighted average life and yield.

     Credit cardholders are entitled to the protection of state and federal consumer credit laws. Many of those laws give a holder the right to set off certain amounts against balances owed on the credit card, thereby reducing amounts paid on Accounts. In addition, unlike the collateral for most other asset-backed securities, Accounts are unsecured obligations of the cardholder.

     AMT Limited Maturity Bond and Balanced Investments each may invest in trust preferred securities, which are a type of asset-backed security. Trust preferred securities represent interests in a trust formed by a parent company to finance its operations. The trust sells preferred shares and invests the proceeds in debt securities of the parent. This debt may be subordinated and unsecured. Dividend payments on the trust preferred securities match the interest payments on the debt securities; if no interest is paid on the debt securities, the trust will not make current payments on its preferred securities. Unlike typical asset-backed securities, which have many underlying payors and are usually overcollateralized, trust preferred securities have only one underlying payor and are not overcollateralized. Issuers of trust preferred securities and their parents currently enjoy favorable tax treatment. If the tax characterization of trust preferred securities were to change, they could be redeemed by the issuers, which could result in a loss to a Series.

     Convertible Securities. (Equity Series). Each Series may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock, or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities generally have features of both common stocks and debt securities. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities ordinarily provide a stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. Convertible securities are usually subordinated to comparable-tier nonconvertible securities but rank senior to common stock in a corporation's capital structure. The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege, and (2) its worth, at market value, if converted into the underlying common stock.

     The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that nonconvertible debt does not. Convertible securities are typically issued by smaller capitalized companies whose stock prices may be volatile. A convertible security is a bond, debenture, note, preferred stock, or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities generally have features of both common stocks and debt securities. A convertible security may be subject to redemption at the option of the issuer at a price established in the security's governing instrument. If a convertible security held by a Series is called for redemption, the Series will be required to convert it into the underlying common stock, sell it to a third party or permit the issuer to redeem the security. Any of these actions could have an adverse effect on a Series' and its corresponding Portfolio's ability to achieve its investment objective.

     Policies and Limitations. AMT Socially Responsive Investments may invest up to 20% of its net assets in convertible securities. The Series does not intend to purchase any convertible securities that are not investment grade. Convertible debt securities are subject to each Series' investment policies and limitations concerning debt securities.

     Preferred Stock. (Equity Series). The Series may invest in preferred stock. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer's board of directors, although preferred shareholders may have certain rights if dividends are not paid. Shareholders may suffer a loss of value if dividends are not paid, and generally have no legal recourse against the issuer. The market prices of preferred stocks are generally more sensitive to changes in the issuer's creditworthiness than are the prices of debt securities.

     Zero Coupon (AMT Partners, International, Guardian, Growth, Mid-Cap Growth, Socially Responsive, Limited Maturity Bond, Balanced, and Liquid Asset Investments) and Step Coupon Securities. (AMT Limited Maturity Bond and Balanced Investments). The Series may invest in zero coupon securities and AMT Limited Maturity Bond and Balanced Investments may invest in step coupon securities, both of which are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or that specify a future date when the securities begin paying current interest. Rather, they are issued and traded at a significant discount from their face amount or par value. The discount varies depending on prevailing interest rates, the time remaining until cash payments begin, the liquidity of the security, and the perceived credit quality of the issuer. They are redeemed at face value when they mature.

     The discount on zero coupon and step coupon securities ("original issue discount" or "OID") must be taken into income ratably by each such Series prior to the receipt of any actual payments. Because each Portfolio must distribute to its shareholders substantially all of its net income (including its share of its corresponding Series' accrued OID) each year for income tax purposes, a Series may have to dispose of portfolio securities under disadvantageous circumstances to generate cash, or may be required to borrow, to satisfy its corresponding Portfolio's distribution requirements.

     The market prices of zero and step coupon securities generally are more volatile than the prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

     Municipal Obligations. (Income Series). Municipal obligations are securities issued by or on behalf of states (as used herein, including the District of Columbia), territories and possessions of the United States and their political subdivisions, agencies, and instrumentalities. The interest on municipal obligations is generally exempt from federal income tax. The tax-exempt status of any issue of municipal obligations is determined on the basis of an opinion of the issuer's bond counsel at the time the obligations are issued.

     Municipal obligations include "general obligation" securities, which are backed by the full taxing power of a municipality, and "revenue" securities, which are backed only by the income from a specific project, facility, or tax. Municipal obligations also include industrial development and private activity bonds which are issued by or on behalf of public authorities, but are not backed by the credit of any governmental or public authority. "Anticipation notes", which are also municipal obligations, are issued by municipalities in expectation of future proceeds from the issuance of bonds, or from taxes or other revenues, and are payable from those bond proceeds, taxes, or revenues. Municipal obligations also include tax-exempt commercial paper, which is issued by municipalities to help finance short-term capital or operating requirements.

     The value of municipal obligations is dependent on the continuing payment of interest and principal when due by the issuers of the municipal obligations in which a Series invests (or, in the case of industrial development bonds, the revenues generated by the facility financed by the bonds or, in certain other instances, the provider of the credit facility backing the bonds). As with other fixed income securities, an increase in interest rates generally will reduce the value of a Series' investments in municipal obligations, whereas a decline in interest rates generally will increase that value.

     Current efforts to restructure the federal budget and the relationship between the federal government and state and local governments may adversely impact the financing of some issuers of municipal securities. Some states and localities are experiencing substantial deficits and may find it difficult for political or economic reasons to increase taxes. Efforts are under way that may result in a restructuring of the federal income tax system. These developments could reduce the value of all municipal securities, or the securities of particular issuers.

     Policies and Limitations. AMT Limited Maturity Bond Portfolio may invest up to 5% of its net assets in municipal obligations. AMT Liquid Asset Investments may invest in municipal obligations that otherwise meet its criteria for quality and maturity.

     U.S. Government and Agency Securities. (All Series). U.S. Government Securities are obligations of the U.S. Treasury backed by the full faith and credit of the United States. U.S. Government Agency Securities are issued or guaranteed by U.S. Government agencies, or by instrumentalities of the U.S. Government, such as the Government National Mortgage Association ("GNMA"),
Fannie Mae (also known as the Federal National Mortgage Association), Freddie Mac (also known as the Federal Home Loan Mortgage Corporation), Student Loan Marketing Association (commonly known as "Sallie Mae"), and Tennessee Valley Authority. Some U.S. Government Agency Securities are supported by the full faith and credit of the United States, while others may be supported by the issuer's ability to borrow from the U.S. Treasury, subject to the Treasury's discretion in certain cases, or only by the credit of the issuer. U.S. Government Agency Securities include U.S. Government Agency mortgage-backed securities. (See "Mortgage-Backed Securities," below.) The market prices of U.S. Government Agency Securities are not guaranteed by the Government and generally fluctuate inversely with changing interest rates.

     Policies and Limitations. AMT Liquid Asset Investments may invest 25% or more of its total assets in U.S. Government and Agency Securities. The Equity Series normally may invest up to 35% of their total assets in debt securities, including U.S. Government and Agency securities.

     Swap Agreements. (AMT International Investments). The Series may enter into swap agreements to manage or gain exposure to particular types of investments (including equity securities or indices of equity securities in which the Series otherwise could not invest efficiently). In an example of a swap agreement, one party agrees to make regular payments equal to a floating rate on a specified amount in exchange for payments equal to a fixed rate, or a different floating rate, on the same amount for a specified period.

     Swap agreements may involve leverage and may be highly volatile; depending on how they are used, they may have a considerable impact on the Series' performance. The risks of swap agreements depend upon the other party's creditworthiness and ability to perform, as well as the

Series' ability to terminate its swap agreements or reduce its exposure through offsetting transactions. Swap agreements may be illiquid. The swap market is relatively new and is largely unregulated.

     Policies and Limitations. In accordance with SEC staff requirements, the Series will segregate cash or appropriate liquid securities in an amount equal to its obligations under swap agreements; when an agreement provides for netting of the payments by the two parties, the Series will segregate only the amount of its net obligation, if any.

     Fixed Income Securities. (All Series). The Income Series invest primarily in fixed income securities. While the emphasis of the Equity Series' investment programs is on common stocks and other equity securities, the Series may also invest in money market instruments, U.S. Government and Agency Securities, and other fixed income securities. Each Series may invest in investment grade corporate bonds and debentures. AMT Partners, Mid-Cap Growth, Limited Maturity Bond, Balanced and International Investments each may invest in corporate debt securities rated below investment grade.

     "Investment grade" debt securities are those receiving one of the four highest ratings from Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's ("S&P"), or another nationally recognized statistical rating organization ("NRSRO") or, if unrated by any NRSRO, deemed by NB Management to be comparable to such rated securities ("Comparable Unrated Securities"). Securities rated by Moody's in its fourth highest rating category (Baa) or Comparable Unrated Securities may be deemed to have speculative characteristics.

     The ratings of an NRSRO represent its opinion as to the quality of securities it undertakes to rate. Ratings are not absolute standards of quality; consequently, securities with the same maturity, coupon, and rating may have different yields. Although the Portfolios may rely on the ratings of any NRSRO, the Portfolios primarily refer to ratings assigned by S&P and Moody's, which are described in Appendix A to this SAI.

     Fixed income securities are subject to the risk of an issuer's inability to meet principal and interest payments on its obligations ("credit risk") and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and market liquidity ("market risk"). The value of the fixed income securities in which a Series may invest is likely to decline in times of rising market interest rates. Conversely, when rates fall, the value of a Series' fixed income investments is likely to rise. Foreign debt securities are subject to risks similar to those of other foreign securities. Lower rated securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates.

     Lower Rated Debt Securities. (AMT Balanced, Limited Maturity Bond, Mid-Cap Growth, Partners and International Investments). Lower-rated debt securities or "junk bonds" are those rated below the fourth highest category by all NRSROs that have rated them (including those securities rated as low as D by S&P) or unrated securities of comparable quality.

Securities rated below investment grade may be considered speculative. These securities are deemed to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Lower rated debt securities generally offer a higher current yield than that available for investment grade issues with similar maturities, but they may involve significant risk under adverse conditions. In particular, adverse changes in general economic conditions and in the industries in which the issuers are engaged and changes in the financial condition of the issuers are more likely to cause price volatility and weaken the capacity of the issuer to make principal and interest payments than is the case for higher-grade debt securities. In addition, a Series that invests in lower-quality securities may incur additional expenses to the extent recovery is sought on defaulted securities. Because of the many risks involved in investing in high-yield securities, the success of such investments is dependent on the credit analysis of NB Management.

     During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing. The risk of loss due to default by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.

     The market for lower rated debt securities has expanded rapidly in recent years, and its growth generally paralleled a long economic expansion. In the past, the prices of many lower rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower rated debt securities rose dramatically. However, such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers' financial restructuring or defaults. There can be no assurance that such declines will not recur.

     The market for lower rated debt issues generally is thinner or less active than that for higher quality securities, which may limit a Series' ability to sell such securities at fair value in response to changes in the economy or financial markets. Judgment may play a greater role in pricing such securities than it does for more liquid securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower rated debt securities, especially in a thinly traded market.

     See Appendix A for further information about the ratings of debt securities assigned by S&P and Moody's.

     Policies and Limitations. AMT Partners Investments may invest up to 15% of its net assets, measured at the time of investment, in corporate debt securities rated below investment grade or Comparable Unrated Securities. AMT Limited Maturity Bond and Mid-Cap Growth Investments may invest up to 10% of their net assets, measured at the time of investment, in debt securities rated below investment grade, but rated at least B with respect to AMT Limited Maturity Bond Investments and C with respect to AMT Mid-Cap Growth Investments by S&P or Moody's, or Comparable Unrated Securities; AMT Balanced Investments may invest up to 10% of the debt securities portion of its investments, measured at the time of investment, in debt securities rated below investment grade, but rated at least B by S&P or Moody's, or Comparable Unrated Securities.

     AMT International Investments may invest in domestic and foreign debt securities of any rating, including those rated below investment grade and Comparable Unrated Securities.

     Subsequent to its purchase by a Series, an issue of debt securities may cease to be rated or its rating may be reduced, so that the securities would no longer be eligible for purchase by that Series. In such a case, AMT Socially Responsive Investments will engage in an orderly disposition of the downgraded securities, and AMT Limited Maturity Bond and Balanced (debt securities portion) Investments will engage in an orderly disposition of the downgraded securities or other securities to the extent necessary to ensure the Series' holdings that are considered by the Series to be below investment grade will not exceed 10% of its net assets. AMT Limited Maturity Bond and Balanced (debt securities portion) Investments may hold up to 5% of its net assets in securities that are downgraded after purchase to a rating below that permissible by the Series' investment policies. Each other Series (except AMT International Investments) will engage in an orderly disposition of downgraded securities to the extent necessary to ensure that the Series' holdings of securities rated below investment grade and Comparable Unrated Securities will not exceed 5% of its net assets (15% in the case of AMT Partners Investments and 10% in the case of AMT Mid-Cap Growth Investments). NB Management will make a determination as to whether AMT International Investments should dispose of the downgraded securities.

     NB Management will invest in lower-rated securities only when it concludes that the anticipated return on such an investment to AMT Partners, Mid-Cap Growth or International Investments warrants exposure to the additional level of risk.

Ratings of Fixed Income Securities

     As discussed above, the Series may purchase securities rated by Standard & Poor's ("S&P"), Moody's Investors Service, Inc. ("Moody's"), or any other nationally recognized statistical rating organization ("NRSRO"). The ratings of an NRSRO represent its opinion as to the quality of securities it undertakes to rate. Ratings are not absolute standards of quality; consequently, securities with the same maturity, duration, coupon, and rating may have different yields. Although the Series may rely on the ratings of any NRSRO, the Series mainly refer to ratings assigned by S&P and Moody's, which are described in Appendix A. Each Series may also invest in unrated securities that are deemed comparable in quality by NB Management to the rated securities in which the Series may permissibly invest.

     High-quality debt securities. High-quality debt securities are securities that have received a rating from at least one NRSRO, such as S&P or Moody's, in one of the two highest rating categories (the highest category in the case of commercial paper) or, if not rated by any NRSRO, such as U.S. Government and Agency Securities, have been determined by NB Management to be of comparable quality. If two or more NRSROs have rated a security, at least two of them must rate it as high quality if the security is to be eligible for purchase by AMT Liquid Asset Investments.

     Investment Grade Debt Securities. Investment grade debt securities are securities that have received a rating from at least one NRSRO in one of the four highest rating categories or, if not rated by any NRSRO, have been determined by NB Management to be of comparable quality. Moody's deems securities rated in its fourth highest category (Baa) to have speculative characteristics; a change in economic factors could lead to a weakened capacity of the issuer to repay.

     Lower-Rated Debt Securities. Lower-rated debt securities or "junk bonds" are those rated below the fourth highest category by all NRSROs that have rated them (including those securities rated as low as D by S&P) or unrated securities of comparable quality. Securities rated below investment grade may be considered speculative. Securities rated B are judged to be predominantly speculative with respect to their capacity to pay interest and repay principal in accordance with the terms of the obligations. Although these securities generally offer higher yields than investment grade debt securities with similar maturities, lower-quality securities involve greater risks, including the possibility of default or bankruptcy by the issuer, or the securities may already be in default. See the additional risks described above for lower-rated securities.

     Subsequent to its purchase by a Series, an issue of debt securities may cease to be rated or its rating may be reduced, so that the securities would no longer be eligible for purchase by that Series. The policy on downgraded securities with respect to all Series except AMT Liquid Asset Investments is discussed above under "Lower Rated Debt Securities." With respect to the AMT Liquid Asset Investments, NB Management will consider the need to dispose of such securities in accordance with the requirements of Rule 2a-7 under the 1940 Act.

Duration and Maturity

     Duration is a measure of the sensitivity of debt securities to changes in market interest rates, based on the entire cash flow associated with the securities, including payments occurring before the final repayment of principal. For AMT Limited Maturity Bond and Balanced (debt securities portion) Investments, NB Management utilizes duration as a tool in portfolio selection instead of the more traditional measure known as "term to maturity." "Term to maturity" measures only the time until a debt security provides its final payment, taking no account of the pattern of the security's payments prior to maturity. Duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure. Duration therefore provides a more accurate measurement of a bond's likely price change in response to a given change in market interest rates. The longer the duration, the greater the bond's price movement will be as interest rates change. For any fixed income security with interest payments occurring prior to the payment of principal, duration is always less than maturity.

     Futures, options and options on futures have durations which are generally related to the duration of the securities underlying them. Holding long futures or call option positions will lengthen a Series' duration by approximately the same amount as would holding an equivalent amount of the underlying securities. Short futures or put options have durations roughly equal to the negative of the duration of the securities that underlie these positions, and have the effect of reducing portfolio duration by approximately the same amount as would selling an equivalent amount of the underlying securities.

     There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage-backed securities. The stated final maturity of such securities is generally 30 years, but current and expected prepayment rates are critical in determining the securities' interest rate exposure. In these and other similar situations, NB Management, where permitted, will use more sophisticated analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure.

     AMT Liquid Asset Investments is required to maintain a dollar-weighted average portfolio maturity of no more than 90 days and invest in a portfolio of debt instruments with remaining maturities of 397 days or less. AMT Limited Maturity Bond and Balanced (debt securities portion) Investments' dollar-weighted average duration will not exceed four years, although the Series may invest in individual securities of any duration; the Series' dollar-weighted average maturity may range up to five years.

Risks of Equity Securities

     The Equity Series may invest in securities that include common stocks, preferred stocks, convertible securities and warrants. Common stocks and preferred stocks represent shares of ownership in a corporation. Preferred stocks usually have specific dividends and rank after bonds and before common stock in claims on assets of the corporation should it be dissolved. Increases and decreases in earnings are usually reflected in a corporation's stock price. Convertible securities are debt or preferred equity securities convertible into common stock. Usually, convertible securities pay dividends or interest at rates higher than common stock, but lower than other securities. Convertible securities usually participate to some extent in the appreciation or depreciation of the underlying stock into which they are convertible. Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants.

     To the extent the Series invest in such securities, the value of securities held by the Series will be affected by changes in the stock markets, which may be the result of domestic or international political or economic news, changes in interest rates or changing investor sentiment. At times, the stock markets can be volatile and stock prices can change substantially. The equity securities of smaller companies are more sensitive to these changes than those of larger companies. This market risk will affect the Series' and the corresponding Portfolio's NAVs per share, which will fluctuate as the value of the securities held by the Series change. Not all stock prices change uniformly or at the same time and not all stock markets move in the same direction at the same time. Other factors affect a particular stock's prices, such as poor earnings reports by an issuer, loss of major customers, major litigation against an issuer, or changes in governmental regulations affecting an industry. Adverse news affecting one company can sometimes depress the stock prices of all companies in the same industry. Not all factors can be predicted.

     Other Investment Companies. (AMT International and Guardian Investments). AMT International Investments may invest in the shares of other investment companies. Such investment may be the most practical or only manner in which the Series can participate in certain foreign markets because of the expenses involved or because other vehicles for investing in those countries may not be available at the time the Series is ready to make an investment. AMT Guardian Investments at times may invest in instruments structured as investment companies to gain exposure to the performance of a recognized securities index, such as the S&P "500" Index.

     As a shareholder in an investment company, a Series would bear its pro rata share of that investment company's expenses. Investment in other funds may involve the payment of substantial premiums above the value of such issuer's portfolio securities. The Series do not intend to invest in such funds unless, in the judgment of NB Management, the potential benefits of such investment justify the payment of any applicable premium or sales charge.

     Policies and Limitations. Each Series' investment in such securities is limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Series' total assets with respect to any one investment company and
(iii) 10% of the Series' total assets in the aggregate.

AMT Socially Responsive Investments - Description of Social Policy

     Background Information on Socially Responsive Investing

     In an era when many people are concerned about the relationship between business and society, socially responsive investing ("SRI") is a mechanism for assuring that investors' social values are reflected in their investment decisions. As such, SRI is a direct descendent of the successful effort begun in the early 1970's to encourage companies to divest their South African operations and subscribe to the Sullivan Principles. Today, a growing number of individuals and institutions are applying similar strategies to a broad range of problems.

     Although there are many strategies available to the socially responsive investor, including proxy activism, below-market loans to community projects, and venture capital, the SRI strategies used by the Series generally fall into two categories:

     Avoidance Investing. Most socially responsive investors seek to avoid holding securities of companies whose products or policies are seen as being at odds with the social good. The most common exclusions historically have involved tobacco companies and weapons manufacturers.

     Leadership Investing. A growing number of investors actively look for companies with progressive programs that are exemplary or companies which make it their business to try to solve some of the problems of today's society.

     The marriage of social and financial objectives would not have surprised Adam Smith, who was, first and foremost, a moral philosopher. The Wealth of Nations is firmly rooted in the Enlightenment conviction that the purpose of capital is the social good and the related belief that idle capital is both wasteful and unethical. But, what very likely would have surprised Smith is the sheer complexity of the social issues we face today and the diversity of our attitudes toward the social good. War and peace, race and gender, the distribution of wealth, and the conservation of natural resources -- the social agenda is long and compelling. It is also something about which reasonable people differ. What should society's priorities be? What can and should be done about them? And what is the role of business in addressing them? Since corporations are on the front lines of so many key issues in today's world, a growing number of investors feel that a corporation's role cannot be ignored. This is true of some of the most important issues of the day such as equal opportunity and the environment.

     The Socially Responsive Database

     Neuberger Berman, LLC ("Neuberger Berman"), the Portfolio's sub-adviser, maintains a database of information about the social impact of the companies it follows. NB Management uses the database to evaluate social issues after it deems a stock acceptable from a financial standpoint for acquisition by the Portfolio. The aim of the database is to be as comprehensive as possible, given that much of the information concerning corporate responsibility comes from subjective sources. Information for the database is gathered by Neuberger Berman in many categories and then analyzed by NB Management in the following six categories of corporate responsibility:

     Workplace Diversity and Employment. NB Management looks for companies that show leadership in areas such as employee training and promotion policies and benefits, such as flextime, generous profit sharing, and parental leave. NB Management looks for active programs to promote women and minorities and takes into account their representation among the officers of an issuer and members of its board of directors. As a basis for exclusion, NB Management looks for Equal Employment Opportunity Act infractions and Occupational Safety and Health Act violations; examines each case in terms of severity, frequency, and time elapsed since the incident; and considers actions taken by the company since the violation. NB Management also monitors companies' progress and attitudes toward these issues.

     Environment. A company's impact on the environment depends largely on the industry. Therefore, NB Management examines a company's environmental record vis-a-vis those of its peers in the industry. All companies operating in an industry with inherently high environmental risks are likely to have had problems in such areas as toxic chemical emissions, federal and state fines, and Superfund sites. For these companies, NB Management examines their problems in terms of severity, frequency, and elapsed time. NB Management then balances the record against whatever leadership the company may have demonstrated in terms of environmental policies, procedures, and practices. NB Management defines an environmental leadership company as one that puts into place strong affirmative programs to minimize emissions, promote safety, reduce waste at the source, insure energy conservation, protect natural resources, and incorporate recycling into its processes and products. NB Management looks for the commitment and active involvement of senior management in all these areas. Several major manufacturers which still produce substantial amounts of pollution are among the leaders in developing outstanding waste source reduction and remediation programs.

     Product. NB Management considers company announcements, press reports, and public interest publications relating to the health, safety, quality, labeling, advertising, and promotion of both consumer and industrial products. NB Management takes note of companies with a strong commitment to quality and with marketing practices which are ethical and consumer-friendly. NB Management pays particular attention to companies whose products and services promote progressive solutions to social problems.

     Public Health. NB Management measures the participation of companies in such industries and markets as alcohol, tobacco, gambling and nuclear power. NB Management also considers the impact of products and marketing activities related to those products on nutritional and other health concerns, both domestically and in foreign markets.

     Weapons. NB Management keeps track of domestic military sales and, whenever possible, foreign military sales and categorizes them as nuclear weapons related, other weapons related, and non-weapon military supplies, such as micro-chip manufacturers and companies that make uniforms for military personnel.

     Corporate Citizenship. NB Management gathers information about a company's participation in community affairs, its policies with respect to charitable contributions, and its support of education and the arts. NB Management looks for companies with a focus, dealing with issues not just by making financial contributions, but also by asking the questions: What can we do to help? What do we have to offer? Volunteerism, high-school mentoring programs, scholarships and grants, and in-kind donations to specific groups are just a few ways that companies have responded to these questions.

Implementation of Social Policy

     Companies deemed acceptable by NB Management from a financial standpoint are analyzed using Neuberger Berman's database. The companies are then evaluated by the portfolio manager to determine if the companies' policies, practices, products, and services withstand scrutiny in the following major areas of concern: the environment and workplace diversity and employment. Companies are then further evaluated to determine their track record in issues and areas of concern such as public health, weapons, product, and corporate citizenship.

     The issues and areas of concern that are tracked lend themselves to objective analysis in varying degrees. Few, however, can be resolved entirely on the basis of scientifically demonstrable facts. Moreover, a substantial amount of important information comes from sources that do not purport to be disinterested. Thus, the quality and usefulness of the information in the database depend on Neuberger Berman's ability to tap a wide variety of sources and on the experience and judgment of the people at NB Management who interpret the information.

     In applying the information in the database to stock selection for the Portfolio, NB Management considers several factors. NB Management examines the severity and frequency of various infractions, as well as the time elapsed since their occurrence. NB Management also takes into account any remedial action which has been taken by the company relating to these infractions. NB Management notes any quality innovations made by the company in its effort to create positive change and looks at the company's overall approach to social issues.

                           CERTAIN RISK CONSIDERATIONS

     A Portfolio's investment in its corresponding Series may be affected by the actions of other large investors in the Series, if any. For example, if a large investor in a Series (other than a Portfolio) redeemed its interest in the Series, the Series' remaining investors (including the Portfolio) might, as a result, experience higher pro rata operating expenses, thereby producing lower returns.

     Although each Series seeks to reduce risk by investing in a diversified portfolio of securities, diversification does not eliminate all risk. There can, of course, be no assurance that any Series will achieve its investment objective.

                             PERFORMANCE INFORMATION

     A Portfolio's performance may be quoted in advertising in terms of yield or total return if accompanied by performance of an insurance company's separate account. Each Portfolio's performance figures are based on historical earnings and are not intended to indicate future performance. The share price (except in the case of the Liquid Asset Portfolio), yield and total return of each Portfolio will vary, and an investment in a Portfolio, when redeemed, may be worth more or less than the original purchase price.

Yield Calculations

     The Liquid Asset Portfolio may advertise its "current yield" and "effective yield." The Portfolio's current yield is based on the return for a recent seven-day period and is computed by determining the net change (excluding capital changes) in the value of a hypothetical account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period. The result is a "base period return," which is then annualized -- that is, the amount of income generated during the seven-day period is assumed to be generated each week over a 52-week period -- and shown as an annual percentage of the investment.

         The effective yield of the Portfolio is calculated similarly, but the base period return is assumed to be reinvested. The assumed reinvestment is calculated by adding 1 to the base period return, raising the sum to a power equal to 365 divided by seven, and subtracting one from the result, according to the following formula:

              Effective Yield = [(Base Period Return + 1)365/7] - 1

     For the seven calendar days ended December 31, 1998, the current yield of the Liquid Asset Portfolio was 4.29%. For the same period, the effective yield was 4.38%.

     Limited Maturity Bond Portfolio. The Portfolio may advertise its "yield" based on a 30-day (or one-month) period. This yield is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period. The result then is annualized and shown as an annual percentage of the investment.

     The annualized yield for the Limited Maturity Bond Portfolio for the 30-day period ended December 31, 1998 was 5.45%.

Total Return Computations. (All Portfolios except Liquid Asset Portfolio).

     A Portfolio may advertise certain total return information. An average annual compounded rate of return ("T") may be computed by using the redeemable value at the end of a specified period ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula:

                                P (1 + T)n = ERV

     Average annual total return smoothes out year-to-year variations in performance and, in that respect, differs from actual year-to-year results. Of course, past performance cannot be a guarantee of future results. These calculations assume that all dividends and distributions are reinvested.

     The average annual total returns for the Growth Portfolio (and the predecessor of the Growth Portfolio for the period prior to May 1, 1995) for the one-, five-, and ten-year periods ended December 31, 1998, were +15.53%, +15.28%, and +13.89%, respectively.

     The average annual total returns for the Limited Maturity Bond Portfolio (and the predecessor of the Limited Maturity Bond Portfolio for the period prior to May 1, 1995) for the one-, five-, and ten-year periods ended December 31, 1998, were +4.39%, +5.18%, and +6.79%, respectively.

     The average annual total returns for the Balanced Portfolio (and the predecessor of the Balanced Portfolio for the period prior to May 1, 1995) for the one-year and five-year periods ended December 31, 1998, and for the period from February 28, 1989 (commencement of operations), through December 31, 1998, were +12.18%, +11.37%, and +11.30%, respectively.

     The average annual total return for the Partners Portfolio (and the predecessor of the Partners Portfolio for the period prior to May 1, 1995) for the one year period ended December 31, 1998 and for the period from March 22, 1994 (commencement of operations) through December 31, 1998 was +4.21% and +19.71% respectively.

     The average annual total return for the Mid-Cap Growth Portfolio for the one year period ended December 31, 1998 and the period since inception (November 3, 1997) through December 31, 1998 was +39.28% and +52.18%, respectively.

     The average annual total return for the Guardian Portfolio for the one year period ended December 31, 1998 and the period since inception (November 3, 1997) through December 31, 1998 was +31.67% and +32.20%, respectively.

     NB Management may waive a portion of its fee or reimburse certain of the Portfolios and predecessors of the Portfolios for certain expenses during the periods shown, which has the effect of increasing total return. Actual reimbursements and waivers are described in the Prospectus and in "Investment Management and Administrative Services" below.

     Average annual total returns quoted for the Portfolios include the effect of deducting a Portfolio's expenses, but may not include insurance-related charges and other expenses attributable to any particular insurance product. Since you can only purchase shares of a Portfolio through a variable annuity or variable life insurance contract (except with respect to the Balanced Portfolio, which may also be purchased by Qualified Plans) you should carefully review the prospectus of the insurance product you have chosen for information on relevant charges and expenses. Excluding these charges from quotations of a Portfolio's performance has the effect of increasing the performance quoted. You should bear in mind the effect of these charges when comparing a Portfolio's performance to that of other mutual funds.

Comparative Information

     From time to time a Portfolio's performance may be compared with:

          (1) data (that may be expressed  as rankings or ratings)  published by independent services or publications (including newspapers, newsletters, and financial periodicals) that monitor the performance of mutual funds, such as Lipper Analytical Services, Inc. ("Lipper"), C.D.A. Investment Technologies, Inc., Wiesenberger Investment Companies Service, Investment Company Data Inc., IBC/Financial Data Inc.'s Money Market Fund Report, Morningstar, Inc. ("Morningstar"), Micropal Incorporated, VARDS and quarterly mutual fund rankings by Money, Fortune, Forbes, Business Week, Personal Investor, and U.S. News & World Report magazines, The Wall Street Journal, New York Times, Kiplinger's Personal Finance, and Barron's Newspaper, or

          (2) recognized bond, stock and other indices, such as the Shearson Lehman Bond Index, The Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), S&P Small Cap 600 ("S&P 600"), S&P Mid Cap 400 ("S&P 400"), Russell 2000 Stock Index, Russell Mid Cap Growth Index, Dow Jones Industrial Average ("DJIA"), Wilshire 1750, NASDAQ, Montgomery Securities Growth Stock Index, Value Line Index, U.S. Department of Labor Consumer Price Index ("Consumer Price

     Index"), College Board Survey of Colleges Annual Increases of College costs, Kanon Bloch's Family Performance Index, the Barra Growth Index, the Barra Value Index, the EAFE(R) Index, the Financial Times World XUS Index, and various other domestic, international, and global indices. The S&P 500 Index is a broad index of common stock prices, while the DJIA represents a narrower segment of industrial companies. The S&P 600 includes stocks that range in market value from $35 million to $3.2 billion, with an average of $514 million. The S&P 400 measures mid-sized companies with an average market capitalization of $2.1 billion. The EAFE(R) Index is an unmanaged index of common stock prices of more than 1,000 companies from Europe, Australia, and the Far East translated into U.S. dollars. The Financial Times World XUS Index is an index of 24 international markets, excluding the U.S. market. Each assumes reinvestment of distributions and is calculated without regard to tax consequences or the costs of investing. Each Portfolio may invest in different types of securities from those included in some of the above indices.

     The Limited Maturity Bond Portfolio's performance may also be compared with the Merrill Lynch 1-3 year Treasury Index and the Lehman Brothers Intermediate Government/Corporate Bond Index, as well as the performance of Treasury Securities, corporate bonds, and the Lipper Short Investment Grade Debt Funds category.

     The Socially Responsive Portfolio's performance may also be compared to various socially responsive indices. These include The Domini Social Index and the indices developed by the quantitative department of Prudential Securities, such as that department's Large and Mid-Cap portfolio indices for various breakdowns ("Sin" Stock Free, Cigarette-Stock Free, S&P Composite, etc.).

     Evaluations of a Portfolio's performance, its yield/total return and comparisons may be used in advertisements and in information furnished to present and prospective shareholders (collectively, "Advertisements"). The Portfolios may also be compared to individual asset classes such as common stocks, small-cap stocks, or Treasury bonds, based on information supplied by Ibbotson and Sinquefield.

     Each Series may invest some of its assets in different types of securities than those included in the index used as a comparison with the Series' historical performance. A Series may also compare certain indices, which represent different segments of the securities markets, for the purpose of comparing the historical returns and volatility of those particular market segments. Measures of volatility show the range of historical price fluctuations. Standard deviation may be used as a measure of volatility. There are other measures of volatility, which may yield different results.

     In addition, the Income Series performance may be compared at times with that of various bank instruments (including bank money market accounts and CDs of varying maturities) as reported in publications such as The Bank Rate Monitor. Any such comparisons may be useful to investors who wish to compare a Portfolio's past performance with that of certain of its competitors. Of course, past performance is not a guarantee of future results. Unlike an investment in a Portfolio, bank CDs pay a fixed rate of interest for a stated period of time and are insured up to $100,000.

     Other Performance Information. From time to time, information about a Series' portfolio allocation and holdings as of a particular date may be included in Advertisements for the corresponding Portfolio. This information may include the Series' portfolio diversification by asset type.

                              TRUSTEES AND OFFICERS

     The following table sets forth information concerning the trustees and officers of the Trusts, including their addresses and principal business experience during the past five years. Some persons named as trustees and officers also serve in similar capacities for other funds and their corresponding portfolios, advised by Neuberger Berman and NB Management.

                                 Positions Held with
Name, Address and Age (1)             the Trusts         Principal Occupation(s) (2)
---------------------          -----------------------   -----------------------
Stanley Egener*                Chairman of the Board,    Principal    of   Neuberger
  Age: 65                      Chief Executive Officer   Berman;    President    and
                               andTrustee                Director of NB  Management;
                                                         Chairman  of  the  of  each
                                                         Trust     Board,      Chief
                                                         Executive   Officer,    and
                                                         Trustee   of   nine   other
                                                         mutual  funds  for which NB
                                                         Management      acts     as
                                                         investment    manager    or
                                                         administrator.

Faith Colish                   Trustee of each Trust     Attorney   at  law,   Faith
63 Wall Street                                           Colish,    A   Professional
24th Floor                                               Corporation.
New York, NY  10005
   Age: 63

Walter G. Ehlers               Trustee of each Trust     Consultant; Director of The
6806 Suffolk Place                                       Turner  Corporation,   A.B.
Harvey Cedars, NJ 08008                                  Chance     Company,     and
   Age: 66                                               Crescent Jewelry, Inc.


C. Anne Harvey                 Trustee of each Trust     Director     of    American
2555 Pennsylvania Avenue, N.W.                           Association    of   Retired
Washington, DC  20037                                    Persons   ("AARP")  Program
  Age:  61                                               Services and  Administrator
                                                         of  AARP  Foundation;   The
                                                         National     Rehabilitation
                                                         Hospital's     Board     of
                                                         Advisors;        Individual
                                                         Investors          Advisory
                                                         Committee  to the New  York
                                                         Stock   Exchange  Board  of
                                                         Directors;         Steering
                                                         Committee   for  the   U.S.
                                                         Securities   and   Exchange
                                                         Commission  Facts on Saving
                                                         and Investing Campaign; and
                                                         American Savings  Education
                                                         Council's    Policy   Board
                                                         (ASEC).

                                 Positions Held with
Name, Address and Age (1)             the Trusts         Principal Occupation(s) (2)
---------------------          -----------------------   ---------------------------
Leslie A.  Jacobson            Trustee of each  Trust    Counsel  to  Fried,  Frank,
24 Birdsall Farm Drive                                   Harris, Shriver & Jacobson,
Armonk, NY 10504                                         attorneys      at      law;
   Age: 88                                               previously   a  partner  of
                                                         that firm.

Robert M. Porter               Trustee of each Trust     Retired  September,   1991;
P.O. Box 33366                                           Formerly     Director    of
Kerrville, TX  78029-3366                                Customer  Relations,  Aetna
   Age: 73                                               Life & Casualty Company.

Ruth E. Salzmann               Trustee of each Trust     Retired;  Director  of John
1556 Pine Street                                         Deere   Insurance    Group;
Stevens Point, WI  54481                                 Actuarial Consultant.
   Age: 80

Peter P. Trapp                 Trustee of each Trust     Assistant  Regional Manager
Ford Motor Credit Company                                for  Atlanta  Region,  Ford
1455 Lincoln Parkway                                     Motor Credit  Company since
Atlanta, GA  30346-2209                                  August,     1997;     prior
   Age: 54                                               thereto,   President,  Ford
                                                         Life   Insurance   Company,
                                                         April,  1995 until  August,
                                                         1997;    Consultant    from
                                                         December, 1994 until April,
                                                         1995;    Vice    President,
                                                         Sentry  Insurance  & Mutual
                                                         Company,  and President and
                                                         Chief  Operating   Officer,
                                                         Sentry    Investors    Life
                                                         Insurance   Company   until
                                                         November, 1994.

Lawrence Zicklin*              President and Trustee of  Principal    of   Neuberger
   Age: 63                     each Trust                Berman;   Director   of  NB
                                                         Management;       President
                                                         and/or Trustee of six other
                                                         mutual funds and portfolios
                                                         for  which  NB   Management
                                                         acts as investment  manager
                                                         or administrator.

Daniel J. Sullivan             Vice President of each    Senior Vice President of NB
   Age: 59                     Trust                     Management since 1992; Vice
                                                         President   of  nine  other
                                                         mutual  funds  for which NB
                                                         Management      acts     as
                                                         investment    manager    or
                                                         administrator.

                                 Positions Held with
Name, Address and Age (1)             the Trusts         Principal Occupation(s) (2)
---------------------          -----------------------   ---------------------------
Michael J. Weiner*             Vice President and        Senior Vice President of NB
   Age: 52                     Principal Financial       Management    since   1992;
                               Officer of each Trust     Principal    of   Neuberger
                                                         Berman      since     1998;
                                                         Treasurer of NB  Management
                                                         from  1992  to  1996;  Vice
                                                         President   and   Principal
                                                         Financial  Officer  of nine
                                                         other   mutual   funds  for
                                                         which NB Management acts as
                                                         investment    manager    or
                                                         administrator.

Claudia A. Brandon             Secretary of each Trust   Vice    President   of   NB
   Age: 42                                               Management; Director,
                                                         Corporate  Secretarial   of
                                                         Neuberger    Berman   since
                                                         1999;  Secretary   of  nine
                                                         other   mutual   funds  for
                                                         which NB Management acts as
                                                         investment    manager    or
                                                         administrator.

Richard Russell                Treasurer and Principal   Vice    President   of   NB
   Age: 52                     Accounting Officer of     Management    since   1993;
                               each Trust                Treasurer   and   Principal
                                                         Accounting  Officer of nine
                                                         other   mutual   funds  for
                                                         which NB Management acts as
                                                         investment    manager    or
                                                         administrator.


Stacy Cooper-Shugrue           Assistant Secretary of    Assistant Vice President of
   Age: 36                     each Trust                NB  Management  since 1993;
                                                         Assistant Director,
                                                         Corporate  Secretarial   of
                                                         Neuberger   Berman    since
                                                         1999;  Assistant  Secretary
                                                         of  nine other mutual funds
                                                         for   which  NB  Management
                                                         acts as  investment manager
                                                         or administrator.

C. Carl Randolph               Assistant Secretary       Principal    of   Neuberger
   Age: 61                     of each Trust             Berman      since     1992;
                                                         Assistant Secretary of nine
                                                         other   mutual   funds  for
                                                         which NB Management acts as
                                                         investment    manager    or
                                                         administrator.

Barbara DiGiorgio              Assistant Treasurer of    Assistant Vice President of
    Age: 40                    each Trust                NB  Management  since 1993;
                                                         Assistant Treasurer of nine
                                                         other   mutual   funds  for
                                                         which NB Management acts as
                                                         investment    manager    or
                                                         administrator since 1996.

                                 Positions Held with
Name, Address and Age (1)             the Trusts         Principal Occupation(s) (2)
---------------------          -----------------------   ---------------------------
Celeste Wischerth              Assistant Treasurer of    Assistant Vice President of
    Age: 38                    each Trust                NB  Management  since 1994;
                                                         prior thereto,  employee of
                                                         NB  Management,   Assistant
                                                         Treasurer   of  nine  other
                                                         mutual  funds  for which NB
                                                         Management      acts     as
                                                         investment    manager    or
                                                         administrator.



----------

(1) Unless otherwise indicated, the business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Except as otherwise indicated, each individual has held the position shown for at least the last five years.

* Indicates an "interested person" of each Trust within the meaning of the 1940 Act. Messrs. Egener, Weiner and Zicklin are interested persons by virtue of the fact that they are officers and directors of NB Management and principals of Neuberger Berman.

     The Trust's Trust Instrument and Managers Trust's Declaration of Trust provide that each Trust will indemnify the Trustees and their officers against liabilities and expenses reasonably incurred in connection with litigation in which they may be involved because of their offices with the Trust or Advisers Trust, respectively, unless it is adjudicated that they engaged in bad faith, willful misfeasance, gross negligence, or reckless disregard of the duties involved in their offices. In the case of settlement, such indemnification will not be provided unless it has been determined -- by a court or other body approving the settlement or other disposition, or by a majority of disinterested Trustees, based upon a review of readily available facts, or in a written opinion of independent counsel -- that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties.

     Trustees who are not officers or employees of NB Management, Neuberger Berman and/or the Life Companies or any of their affiliates are paid trustees' fees. For the year ended December 31, 1998, a total of $103,958.59 in fees was paid to the Trustees as a group by the Trust and a total of $104,758.41 in fees was paid to the Trustees as a group by Managers Trust. The following table shows 1998 compensation by Trustee.

                               COMPENSATION TABLE


-----------------------------------------------------------------------------------------------------------------

                                                        Pension or                            Total Compensation
                                                        Retirement         Estimated          From Trust and Fund
                                 Aggregate              Benefits Accrued   Annual Benefits    Complex Paid to
Name of Person,                  Compensation From      As Part of         Upon Retirement    Trustees(1)
Position                         Trust(1)               Trust's Expenses
-----------------------------------------------------------------------------------------------------------------
Stanley Egener,                     None                     None               None             None(2)
   Chairman and Trustee

Faith Colish,                       $16,125                  None               None             $82,750(3)
   Trustee

Walter G. Ehlers,                   $15,250                  None               None             $31,000(4)
   Trustee

C. Anne Harvey,                     $12,080(4)               None               None             $24,167(4)
   Trustee

Leslie A. Jacobson,                 $13,750                  None               None             $27,500(4)
   Trustee

Robert M. Porter,                   $16,500                  None               None             $33,000(4)
   Trustee

Ruth E. Salzmann,                   $15,250                  None               None             $30,500(4)
   Trustee

Peter P. Trapp,                     $15,000                  None               None             $30,000(4)
   Trustee

Lawrence Zicklin,                   None                     None               None             None(3)
   President and Trustee

----------
(1) "Aggregate Compensation From Trust" and "Total Compensation From Trust and Fund Complex Paid to Trustees" is for the period from January 1 through December 31, 1998.

(2)  Nine other investment companies.

(3)  Five other investment companies.

(4)  One other investment company.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     Shares of the Portfolios are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies (collectively, "Variable Contracts") issued through separate accounts of life insurance companies (the "Life Companies"). Shares of the Balanced Portfolio are also offered directly to Qualified Plans. As of March 31, 1999, the separate accounts of the Life Companies were known to the Board of Trustees and the management of the Trust to own of record all shares of the Growth, Guardian, Liquid Asset, Limited Maturity Bond, Mid-Cap Growth and Partners Portfolios of the Trust and approximately 98.5% of the shares of the Balanced Portfolio of the Trust and 9% of the shares of the Socially Responsive Portfolio of the Trust. There were no shareholders of the International Portfolio as of that same date. The Trustees of the Trust own in the aggregate less than 1% of the total Trust shares issued and outstanding.

     As of March 31, 1999, separate accounts of the following Life Companies owned of record or beneficially 5% or more of the Shares of the following
Portfolios:

                                                              Percentage of
                                                               Outstanding
                                                               Shares Owned
                                                               ------------
     Liquid Asset Portfolio

     Hartford Life Insurance Company*                             77.6%
     200 Hopmeadow
     Simsbury, CT  06070

     Sentry Life Insurance Company                                18.2%
     1800 North Point Drive
     Stevens Point, WI  54481

     Partners Portfolio

     Skandia Insurance Company*                                   28.8%
     P.O. Box 883
     Shelton, CT  06484

                                                              Percentage of
                                                               Outstanding
                                                               Shares Owned
                                                               ------------

     Nationwide Life Insurance*                                   54.8%
     P.O. Box 182029
     Columbus, OH  43218-2029

     Growth Portfolio

     Nationwide Life Insurance*                                   81.5%
     P.O. Box 182029
     Columbus, OH  43218-2029

     Sentry Life Insurance Company                                 8.7%
     1800 North Point Drive
     Stevens Point, WI  54481

     Limited Maturity Bond Portfolio

     Nationwide Life Insurance*                                   67.9%
     P.O. Box 182029
     Columbus, OH  43218-2029

     Penn Mutual Life Insurance Company                            5.0%
     600 Dresher Road
     Horsham, PA  19044

     Golden American Life Insurance Company                        7.2%
     f/b/o Security Life of Denver Insurance Company
     1475 Dunwoody Drive
     West Chester, PA  19308

     Balanced Portfolio

     Hartford Life Insurance Company                              15.2%
     200 Hopmeadow
     Simsbury, CT  06070

                                                              Percentage of
                                                               Outstanding
                                                               Shares Owned
                                                               ------------

     Nationwide Life Insurance*                                   41.6%
     P.O. Box 182029
     Columbus, OH  43218-2029

     Penn Mutual Life Insurance Company                           24.8%
     600 Dresher Road
     Horsham, PA  19044

     Sentry Life Insurance                                         7.2%
     1800 North Point Drive
     Stevens Point, WI  54481

     Guardian Portfolio

     Nationwide Life Insurance*
     P.O. Box 182029                                              99.4%
     Columbus, OH  43218-2029


     Mid-Cap Growth Portfolio

     Nationwide Life Insurance*                                   98.4%
     P.O. Box 182029
     Columbus, OH  43218-2029

     Socially Responsive Portfolio

     Neuberger Berman Management Inc.                             15.3%
     605 Third Avenue, 2nd Floor
     New York, NY 10158-0180

     Neuberger Berman, LLC*                                       75.6%
     605 Third Avenue, 2nd Floor
     New York, NY  10158-0180

     Northwestern National Life                                    9.0%
     Route 3806
     P.O. Box 20
     Minneapolis, MN 55440-0020

----------
     *These entities owned of record 25% or more of the outstanding shares of beneficial interest of the Portfolio, and therefore may be presumed to "control" the Portfolio, as that term is defined in the 1940 Act.

     These Life Companies are required to vote Portfolio shares in accordance with instructions received from owners of Variable Contracts funded by separate accounts with respect to separate accounts of these Life Companies that are registered with the Securities and Exchange Commission as unit investment trusts.

           INVESTMENT MANAGEMENT, ADVISORY AND ADMINISTRATION SERVICES

     All Portfolios and their corresponding Series

     Neuberger Berman is an investment management firm with headquarters in New York. The firm's focus is on U.S. fixed income, equity and balanced fund management. Total assets under management by Neuberger Berman and its affiliates were approximately $55.4 billion as of December 31, 1998. Founded in 1939 to manage portfolios for high net worth individuals, the firm entered the mutual fund management business in 1950, and began offering active management for pension funds and institutions in the mid-1970s. Most money managers that come to the Neuberger Berman organization have at least fifteen years of experience. Neuberger Berman and NB Management employ experienced professionals that work in a competitive environment.

     Because all of the Portfolios' net investable assets are invested in their corresponding Series, the Portfolios do not need an investment manager. NB Management serves as each Series' investment manager pursuant to a Management Agreement ("Management Agreement") dated as of May 1, 1995, that was approved by the holders of the interests in all the Series on April 13, 1994 (except with respect to AMT International, Guardian, Mid-Cap Growth, and Socially Responsive Investments). The Trustees of Managers Trust approved the Management Agreement between: AMT International Investments and NB Management on November 30, 1995; AMT Mid-Cap Growth Investments and AMT Guardian Investments and NB Management on August 20, 1997; and AMT Socially Responsive Investments and NB Management on May 28, 1998.

     The Management Agreement provides in substance that NB Management will make and implement investment decisions for the Series in its discretion and will continuously develop an investment program for each Series' assets. The Management Agreement permits NB Management to effect securities transactions on behalf of each Series through associated persons of NB Management.

The Management Agreement also specifically permits NB Management to compensate, through higher commissions, brokers and dealers who provide investment research and analysis to the Series, but NB Management has no current plans to pay a material amount of such compensation.

     NB Management provides to each Series, without cost, office space, equipment, and facilities and personnel necessary to perform executive, administrative, and clerical functions and pays all salaries, expenses, and fees of the officers, trustees, and employees of Managers Trust who are officers, directors, or employees of NB Management. Three officers of NB Management (who also are principals of Neuberger Berman and directors of NB Management) serve as trustees and officers of the Trusts. See "Trustees and Officers." NB Management provides similar facilities and services to each Portfolio pursuant to an administration agreement dated May 1, 1995 ("Administration Agreement"). Each Portfolio was authorized to become subject to the Administration Agreement by vote of the Trustees on May 26, 1994, except the International Portfolio, which became subject to it on May 1, 1995, the Mid-Cap Growth and Guardian Portfolios, which became subject to it on August 20, 1997, and the Socially Responsive Portfolio, which became subject to it on May 28, 1998.

Management and Administration Fees

     For investment management services, AMT Balanced, Growth, Guardian, Mid-Cap Growth, Partners and Socially Responsive Investments each pays NB Management a fee at the annual rate of 0.55% of the first $250 million of the Series' average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, and 0.425% of average daily net assets in excess of $1.5 billion. AMT International Investments pays NB Management a fee for investment management services at the annual rate of 0.85% of the first $250 million of the Series' average daily net assets, 0.825% of the next $250 million, 0.80% of the next $250 million, 0.775% of the next $250 million, 0.75% of the next $500 million and 0.725% of average daily net assets in excess of $1.5 billion. AMT Limited Maturity Bond and Liquid Asset Investments each pays NB Management a fee for investment management services at the annual rate of 0.25% of the first $500 million of the Series' average daily net assets, 0.225% of the next $500 million, 0.20% of the next $500 million, 0.175% of the next $500 million, and 0.15% of average daily net assets in excess of $2 billion.

     For administrative services, each Portfolio (except Limited Maturity Bond and Liquid Asset Portfolios) pays NB Management a fee at the annual rate of 0.30% of that Portfolio's average daily net assets. For administrative services, Limited Maturity Bond and Liquid Asset Portfolios each pays NB Management a fee at the annual rate of 0.40% of average daily net assets.

     During the fiscal years ended December 31, 1998, 1997 and 1996, each Portfolio accrued management and administration fees as follows:

                                        Management and Administration Fees
                                             Accrued for Fiscal Years
Portfolio                                       Ended December 31

                                       1998             1997             1996
                                       ----             ----             ----
Growth                             $ 4,754,721      $ 5,336,566      $ 4,704,750
Limited Maturity Bond              $ 1,726,341      $ 1,642,678      $ 1,611,437
Liquid Asset                       $    96,793      $    91,752      $    98,887
Guardian                           $   308,524      $       397               --
Balanced                           $ 1,418,336      $ 1,554,602      $ 1,425,077
Partners                           $13,672,777      $ 9,277,108      $ 3,295,383
Mid-Cap Growth                     $   114,303      $       681               --


     The Management and Administration Agreements each continue until May 1, 2000. The Management Agreement is renewable from year to year with respect to a Series, so long as its continuance is approved at least annually (1) by the vote of a majority of Managers Trust's Trustees who are not "interested persons" of NB Management or Managers Trust ("Independent Series Trustees"), cast in person at a meeting called for the purpose of voting on such approval, and (2) by the vote of a majority of Managers Trust's Trustees or by a 1940 Act majority vote of the outstanding shares in that Series. The Administration Agreement is renewable from year to year with respect to a Portfolio, so long as its continuance is approved at least annually (1) by the vote of a majority of the trustees of the Trust (the "Portfolio Trustees") who are not "interested persons" of NB Management or the Trust ("Independent Portfolio Trustees"), cast in person at a meeting called for the purpose of voting on such approval, and
(2) by the vote of a majority of the Portfolio Trustees or by a 1940 Act majority vote of the outstanding shares in that Portfolio. The Management Agreement is terminable with respect to a Series without penalty on 60 days' prior written notice either by Managers Trust or by NB Management. The Administration Agreement is terminable with respect to a Portfolio without penalty by NB Management upon at least 120 days' prior written notice to the Portfolio, and by the Portfolio if authorized by the Portfolio Trustees, including a majority of the Independent Portfolio Trustees, on at least 30 days' prior written notice to NB Management. Each Agreement terminates automatically if it is assigned.

Expense Limitations

     All Portfolios and their Corresponding Series (except International and Socially Responsive Portfolios and their corresponding Series). NB Management has voluntarily undertaken to limit the Portfolios' expenses by reimbursing each Portfolio for its total operating expenses and its pro rata share of its corresponding Series' total operating expenses, excluding the compensation of NB Management (with respect to all Portfolios but the Guardian, Mid-Cap Growth and Liquid Asset Portfolios), taxes, interest, extraordinary expenses, brokerage commissions and transaction costs, that exceed, in the aggregate, 1% per annum of the Portfolio's average daily net asset value. This undertaking is subject to termination upon at least 60 days' prior written notice to the appropriate Portfolio. The Guardian and Mid-Cap Growth Portfolios have each in turn agreed to repay through December 31, 1999, for the excess, operating expenses borne by NB Management, so long as the Portfolio's annual operating expenses during that period do not exceed the expense limitation.

     International and Socially Responsive Portfolios and their Corresponding Series. NB Management has voluntarily undertaken until May 1, 2000 to limit the Portfolios' expenses by reimbursing each Portfolio for total operating expenses and its pro rata share of its corresponding Series' total operating expenses, including compensation to NB Management, but excluding taxes, interest, extraordinary expenses and brokerage commissions, that exceed, in the aggregate, 1.70% per annum of the International Portfolio's average daily net asset value and 1.50% per annum of the Socially Responsive Portfolio's average daily net asset value. Each Portfolio has in turn agreed to repay through December 31, 2001 for the excess operating expenses borne by NB Management, so long as the Portfolio's annual operating expenses during that period do not exceed the expense limitation.

     The effect of any expense limitation by NB Management is to reduce operating expenses of a Portfolio and its corresponding Series and thereby increase total return. There can no assurance that these expense limitation agreements will be continued or extended.

     For the year ended December 31, 1998, NB Management reimbursed the Liquid Asset Portfolio $20,005, the Mid-Cap Growth Portfolio $58,074 and the Guardian Portfolio $50,071. For the year ended December 31, 1997 NB Management reimbursed the Liquid Asset Portfolio $15,867, the Mid-Cap Growth Portfolio $13,432, and the Guardian Portfolio $13,586. For the year ended December 31, 1996, NB Management reimbursed the Liquid Asset Portfolio $30,558.

Management and Control of NB Management

     The directors and officers of NB Management, all of whom have offices at the same address as NB Management, are Richard A. Cantor, Chairman of the Board and director; Stanley Egener, President and director; Theodore P. Giuliano, Vice President and director; Michael M. Kassen, Vice President and director; Irwin Lainoff, director; Lawrence Zicklin, director; Daniel J. Sullivan, Senior Vice President; Peter E. Sundman, Senior Vice President; Michael J. Weiner, Senior Vice President; Claudia A. Brandon, Vice President; Patrick T. Byrne, Vice President; Brooke A. Cobb, Vice President; Robert W. D'Alelio, Vice President; Clara Del Villar, Vice President; Brian J. Gaffney, Vice President; Joseph G. Galli, Vice President; Robert I. Gendelman, Vice President; Josephine P. Mahaney, Vice President; Michael F. Malouf, Vice President; Ellen Metzger, Vice President and Secretary; Paul Metzger, Vice President; S. Basu Mullick, Vice President; Janet W. Prindle, Vice

President; Kevin L. Risen, Vice President; Richard Russell, Vice President; Jennifer K. Silver, Vice President; Kent C. Simons, Vice President; Frederic B. Soule, Vice President; Judith M. Vale, Vice President; Susan Walsh, Vice President; Catherine Waterworth, Vice President; Allan R. White, III, Vice President; Andrea Trachtenberg, Senior Vice President of Marketing; Robert
Conti, Treasurer; Ramesh Babu, Assistant Vice President; Valerie Chang, Assistant Vice President; Stacy Cooper-Shugrue, Assistant Vice President; Barbara DiGiorgio, Assistant Vice President; Michael J. Hanratty, Assistant Vice President; Robert L. Ladd, Assistant Vice President; Carmen G. Martinez, Assistant Vice President; Joseph S. Quirk, Assistant Vice President; Ingrid Saukaitis, Assistant Vice President; Josephine Velez, Assistant Vice President; Celeste Wischerth, Assistant Vice President; and Loraine Olavarria, Assistant Secretary. Messrs. Cantor, D'Alelio, Egener, Gendelman, Giuliano, Kassen, Lainoff, Risen, Simons, Sundman, Weiner, White and Zicklin and Mmes. Prindle, Silver and Vale are principals of Neuberger Berman.

     Messrs. Egener and Zicklin are trustees and officers of each Trust. Messrs. Russell, Sullivan, and Weiner, and Mmes. Brandon, Cooper-Shugrue, DiGiorgio, and Wischerth are officers of each Trust. C. Carl Randolph, a principal of Neuberger Berman, also is an officer of each Trust.

     All of the outstanding voting stock in NB Management is owned by persons who are also principals of Neuberger Berman.

Sub-Adviser

     NB Management retains Neuberger Berman, 605 Third Avenue, New York, NY 10158, as a sub-adviser with respect to each Series. Except with respect to the International, Mid-Cap Growth, Guardian and Socially Responsive Portfolios, the Sub-Advisory Agreement was authorized by the Portfolios' predecessors' shareholders on August 25, 1994 and was approved by the holders of the interests in each Series on April 13, 1994. The Sub-Advisory Agreement was authorized by the Trustees of Managers Trust with respect to AMT International Investments on November 30, 1995, with respect to AMT Mid-Cap Growth and Guardian Investments on August 20, 1997, and with respect to AMT Socially Responsive Investments on May 28, 1998.

     The Sub-Advisory Agreement provides in substance that Neuberger Berman will furnish to NB Management, upon reasonable request, investment recommendations and research information of the same type that Neuberger Berman from time to time provides to its principals and employees for use in managing client accounts, as NB Management reasonably requests. In this manner, NB Management expects to have available to it, in addition to research from other professional sources, the capability of the research staff of Neuberger Berman. This research staff consists of numerous investment analysts, each of whom specializes in studying one or more industries, under the supervision of research partners who are also available for consultation with NB Management. The Sub-Advisory Agreement provides that the services rendered by Neuberger Berman will be paid for by NB Management on the basis of the direct and indirect costs to Neuberger Berman in connection with those services. Neuberger Berman also serves as a sub-adviser for all of the other mutual funds advised by NB Management.

     The Sub-Advisory Agreement continues with respect to each series until May 1, 2000, and is renewable from year to year thereafter, subject to approval of its continuance in the same manner as the Management Agreement. The Sub-Advisory Agreement is subject to termination, without penalty, with respect to each Series by the Series' Trustees, or by a 1940 Act majority vote of the outstanding shares of that Series, by NB Management, or by Neuberger Berman on not less than 30 nor more than 60 days' prior written notice to the appropriate Series. The Sub-Advisory Agreement also terminates automatically with respect to each Series if it is assigned or if the Management Agreement terminates with respect to the Series.

     Most money managers that come to the Neuberger Berman organization have at least fifteen years experience. Neuberger Berman and NB Management employ experienced professionals that work in a competitive environment.

     The Series are subject to certain limitations imposed on all advisory clients of Neuberger Berman (including the Series, other mutual funds referred to below ("Other NB Funds"), and other accounts) and personnel of Neuberger Berman and its affiliates. These include, for example, limits that may be imposed in certain industries or by certain companies, and policies of Neuberger Berman that limit the aggregate purchases, by all accounts under management, of outstanding shares of public companies.

Investment Companies Advised

     NB Management currently serves as investment adviser or manager of the following investment companies, which had aggregate net assets of approximately $20.2 billion, as of December 31, 1998. Neuberger Berman acts as sub-adviser to these investment companies.

                                                                Approximate Net
                                                                   Assets at
Name                                                           December 31, 1998
----                                                           -----------------

Neuberger Berman Cash Reserves .............................      $  981,140,568
Portfolio (investment portfolio for
Neuberger Berman Cash Reserves)

Neuberger Berman Government Money ..........................      $  440,406,207
Portfolio (investment portfolio for
Neuberger Berman Government Money
Fund)

Neuberger Berman Limited Maturity Bond .....................      $  348,406,527
Portfolio (investment portfolio for
Neuberger Berman Limited Maturity
Bond Fund and Neuberger Berman

                                                                Approximate Net
                                                                   Assets at
Name                                                           December 31, 1998
----                                                           -----------------

Limited Maturity Bond Trust)

Neuberger Berman High Yield Bond Portfolio .................      $   26,558,174
(investment portfolio for Neuberger Berman
High Yield Bond Fund)

Neuberger Berman Municipal Money ...........................      $  199,204,243
Portfolio (investment portfolio for
Neuberger Berman Municipal Money Fund)

Neuberger Berman Municipal Securities ......................      $   39,108,246
Portfolio (investment portfolio for
Neuberger Berman Municipal Securities Trust)

Neuberger Berman Genesis Portfolio .........................      $2,108,218,180
(investment portfolio for Neuberger Berman
Genesis Fund, Neuberger Berman
Genesis Trust and Neuberger Berman Genesis Assets)

Neuberger Berman Guardian Portfolio ........................      $6,129,925,896
(investment portfolio for Neuberger Berman
Guardian Fund, Neuberger Berman
Guardian Trust and Neuberger Berman
Guardian Assets)

Neuberger Berman Manhattan Portfolio .......................      $  687,293,400
(investment portfolio for Neuberger Berman
Manhattan Fund, Neuberger Berman
Manhattan Trust and Neuberger Berman
Manhattan Assets)

Neuberger Berman Millennium Portfolio ......................      $   19,345,561
(investment portfolio for Neuberger Berman
Millenium Fund and Neuberger Berman Millenium
Trust)

Neuberger Berman International Portfolio ...................      $  129,228,022
(investment portfolio for Neuberger Berman
International Fund and Neuberger Berman
International Trust)

                                                                Approximate Net
                                                                   Assets at
Name                                                           December 31, 1998
----                                                           -----------------

Neuberger Berman Partners Portfolio ........................      $4,210,143,373
(investment portfolio for Neuberger Berman
Partners Fund, Neuberger Berman
Partners Trust and Neuberger Berman
Partners Assets)

Neuberger Berman Focus Portfolio ...........................      $1,660,583,608
(investment portfolio for Neuberger Berman
Focus Fund, Neuberger Berman Focus
Trust and Neuberger Berman Focus Assets)

Neuberger Berman Socially Responsive .......................      $  363,240,337
Portfolio (investment portfolio for
Neuberger Berman Socially Responsive Fund,
Neuberger Berman Socially Responsive Trust,
Neuberger Berman Socially Responsive Assets and
Neuberger Berman NYCDC Socially Responsive Trust

Advisers Managers Trust (seven series) .....................      $2,823,523,160

     The investment decisions concerning each Series and the other mutual funds referred to above (collectively, "Other NB Funds") have been and will continue to be made independently of one another. In terms of their investment objectives, most of the Other NB Funds differ from the Series. Even where the investment objectives are similar, however, the methods used by the Other NB Funds and the Series to achieve their objectives may differ. The investment results achieved by all of the funds managed by NB Management have varied from one another in the past and are likely to vary in the future.

     There may be occasions when a Series and one or more of the Other NB Funds or other accounts managed by Neuberger Berman are contemporaneously engaged in purchasing or selling the same securities from or to third parties. When this occurs, the transactions are averaged as to price and allocated, in terms of amount, in accordance with a formula considered to be equitable to the funds involved. Although in some cases this arrangement may have a detrimental effect on the price or volume of the securities as to a Series, in other cases it is believed that a Series' ability to participate in volume transactions may produce better executions for it. In any case, it is the judgment of the Series' Trustees that the desirability of each Series having its advisory arrangements with NB Management outweighs any disadvantages that may result from contemporaneous transactions.

                            DISTRIBUTION ARRANGEMENTS

     NB Management serves as the distributor ("Distributor") in connection with the offering of each Portfolio's shares. In connection with the sale of its shares, each Portfolio has authorized the Distributor to give only the information, and to make only the statements and representations, contained in the Prospectus and this SAI or that properly may be included in sales literature and advertisements in accordance with the 1933 Act, the 1940 Act, and applicable rules of self-regulatory organizations. Sales may be made only by the Prospectus, which may be delivered personally, through the mails, or by electronic means. The Distributor is each Portfolio's "principal underwriter" within the meaning of the 1940 Act and, as such, acts as agent in arranging for the sale of each Portfolio's shares without sales commission or other compensation and bears all advertising and promotion expenses incurred in the sale of the Portfolios' shares.

     The Trust, on behalf of each Portfolio, and the Distributor are parties to a Distribution Agreement dated May 1, 1995, that continues until May 1, 2000. The Distribution Agreement may be renewed annually thereafter if specifically approved by (1) the vote of a majority of the Portfolio Trustees or a 1940 Act majority vote of the Portfolio's outstanding shares and (2) the vote of a majority of the Independent Portfolio Trustees, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated by either party and will automatically terminate on its assignment, in the same manner as the Management Agreement and the Sub-Advisory Agreement.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Share Prices and Net Asset Value

     Each Portfolio's shares are bought or sold at a price that is the Portfolio's NAV per share. The NAVs for each Series and its corresponding Portfolio are calculated by subtracting total liabilities from total assets (in the case of a Series, the market value of the securities the Series holds plus cash and other assets; in the case of a Portfolio, its percentage interest in its corresponding Series, multiplied by the Series' NAV, plus any other assets). Each Portfolio's per share NAV is calculated by dividing its NAV by the number of Portfolio's shares outstanding and rounding the result to the nearest full cent. Each Portfolio and its corresponding Series calculate their NAVs as of the close of regular trading on the NYSE, usually 4 p.m. Eastern time, on each day the NYSE is open.

     The Liquid Asset Portfolio tries to maintain a stable NAV of $1.00 per share. Its corresponding Series values its securities at their cost at the time of purchase and assumes a constant amortization to maturity of any discount or premium. Although the Portfolio's reliance on Rule 2a-7 and the Series' use of the amortized cost valuation method should enable the Portfolio, under most conditions, to maintain a stable $1.00 share price, there can be no assurance it will be able to do so. An investment in the Liquid Asset Portfolio is neither insured nor guaranteed by the U.S. Government.

     The Equity Series (except AMT International Investments) value securities (including options) listed on the NYSE, the American Stock Exchange or other national securities exchanges or quoted on The Nasdaq Stock Market, and other securities for which market quotations are readily available, at the last reported sale price on the day the securities are being valued. If there is no reported sale of such a security on that day, the security is valued at the mean between its closing bid and asked prices on that day. These Series value all other securities and assets, including restricted securities, by a method that the trustees of Managers Trust believe accurately reflects fair value.

     AMT International Investments values equity securities at the last reported sale price on the principal exchange or in the principal over-the-counter market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the last available bid price on that day. Debt obligations are valued at the last available bid price for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality, and type. Foreign securities are translated from the local currency into U.S. dollars using current exchange rates. The Series values all other types of securities and assets, including restricted securities and securities for which market quotations are not readily available, by a method that the trustees of Managers Trust believe accurately reflects fair value.

     AMT International Investments portfolio securities are traded primarily in foreign markets which may be open on days when the NYSE is closed. As a result, the NAV of the

International Portfolio may be significantly affected on days when shareholders have no access to that Portfolio. Similarly, as discussed above under "Foreign Securities," other Series may invest to varying degrees in securities traded primarily in foreign markets, and their (and their corresponding Portfolios) share prices may also be affected on days when shareholders have no access to the Portfolios.

     AMT  Limited   Maturity  Bond  and  Balanced  (debt   securities   portion)
Investments  value  their  securities  on  the  basis  of  bid  quotations  from independent pricing services or principal market makers, or, if quotations are not available, by a method that the trustees of Managers Trust believe accurately reflects fair value. The Series periodically verify valuations provided by the pricing services. Short-term securities with remaining maturities of less than 60 days may be valued at cost which, when combined with interest earned, approximates market value.

     If NB Management believes that the price of a security obtained under a Series' valuation procedures (as described above) does not represent the amount that the Series reasonably expects to receive on a current sale of the security, the Series will value the security based on a method that the trustees of Managers Trust believe accurately reflects fair value.

Suspension of Redemptions

     The Portfolios are normally open for business each day the NYSE is open ("Business Day"). The right to redeem a Portfolio's shares may be suspended or payment of the redemption price postponed (1) when the NYSE is closed, (2) when trading on the NYSE is restricted, (3) when an emergency exists as a result of which disposal by the Portfolio's corresponding Series of securities owned by it is not reasonably practicable or it is not reasonably practicable for that Series fairly to determine the value of its net assets, or (4) for such other period as the SEC may by order permit for the protection of a Portfolio's shareholders; provided that applicable SEC rules and regulations shall govern as to whether the conditions prescribed in (2) or (3) exist. If the right of redemption is suspended, shareholders may withdraw their offers of redemption or they will receive payment at the NAV per share in effect at the close of business on the first Business Day after termination of the suspension.

Redemptions in Kind

     Each Portfolio reserves the right, under certain conditions, to honor any request for redemption (or a combination of requests from the same shareholder in any 90-day period) exceeding $250,000 or 1% of the net assets of the Portfolio, whichever is less, by making payment in whole or in part in securities valued as described under "Share Prices and Net Asset Value" in the Prospectus. If payment is made in securities, a shareholder generally will incur brokerage expenses or other transaction costs in converting those securities into cash and will be subject to fluctuation in the market prices of those securities until they are sold. The Portfolios do not redeem in kind under normal circumstances, but would do so when the Trust's Trustees determined that it was in the best interests of a Portfolio's shareholders as a whole.

                        DIVIDENDS AND OTHER DISTRIBUTIONS

     Each Portfolio distributes to its shareholders (primarily insurance company separate accounts and Qualified Plans) substantially all of its share of its corresponding Series' net investment income (after deducting expenses incurred directly by the Portfolio), any net realized capital gains and, with respect to all Portfolios except the Liquid Asset Portfolio, any net realized gains from foreign currency transactions, if any, earned or realized by its corresponding Series. Each Portfolio calculates its net investment income and NAV as of the close of regular trading on the NYSE (usually 4:00 p.m. Eastern time) on each Business Day. A Series' net investment income consists of all income accrued on portfolio assets less accrued expenses, but does not include net realized or unrealized capital and foreign currency gains or losses. Net investment income and net gains and losses are reflected in a Series' NAV (and, hence, its corresponding Portfolio's NAV) until they are distributed. With respect to the Mid-Cap Growth, Guardian, Growth, Partners, Balanced, Limited Maturity Bond, Socially Responsive and International Portfolios, dividends from net investment income and distributions of net realized capital gains and net realized gains from foreign currency transactions, if any, normally are paid once annually, in February. The Liquid Asset Portfolio distributes to its shareholders substantially all of its share of its corresponding Series' net investment income (net of the Portfolio's expenses) and net realized capital gains. Income dividends are declared daily for the Liquid Asset Portfolio at the time its NAV is calculated and are paid monthly, and net realized capital gains, if any, are normally distributed annually in February.

                           ADDITIONAL TAX INFORMATION

     Set forth below is a discussion of certain U.S. federal income tax issues concerning the Portfolios and the Series and the purchase, ownership, and disposition of Portfolio shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances. This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership, or disposition of Portfolio shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

Taxation of Each Portfolio

     Subchapter M

     To continue to qualify for treatment as a RIC under the Code, each Portfolio must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain, and, with respect to all Portfolios except the Liquid Asset Portfolio, net gains from certain foreign currency transactions) ("Distribution Requirement") and must meet several additional requirements. With respect to each Portfolio, these requirements include the following: (1) the Portfolio must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures, and forward contracts (collectively, "Hedging Instruments")) derived with respect to its business of investing in such stock, securities or currencies ("Income Requirement"); and (2) at the close of each quarter of the Portfolio's taxable year, (i) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Portfolio's total assets and that does not represent more than 10% of the issuer's outstanding voting securities, and (ii) not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or securities of other RICs) of any one issuer (together with the 50% requirement, the
"Diversification Requirement"). Each Portfolio intends to satisfy the Distribution Requirement, the Income Requirement, and the Diversification Requirement. If a Portfolio failed to qualify for treatment as a RIC for any taxable year, it would be taxed on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and the shareholders would treat all those distributions, including distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), as dividends (that is, ordinary income) to the extent of the Portfolio's earnings and profits.

     The Trust and Managers Trust have received a ruling from the Internal Revenue Service ("Service"), except with respect to the Guardian, Mid-Cap Growth and Socially Responsive Portfolio, that each Portfolio, as an investor in a corresponding Series of Managers Trust, will be deemed to own a proportionate share of the Series' assets and income for purposes of determining whether the Portfolio satisfies the requirements described above to qualify as a RIC. Although these rulings may not be relied on as precedent by Guardian, Mid-Cap Growth, or Socially Responsive Portfolios, NB Management believes the reasoning thereof and, hence, their conclusion applies to those Portfolios as well.

     The Socially Responsive Portfolio will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. To avoid application of the Excise Tax, the Portfolio intends to make distributions in accordance with the calendar year requirement.

     A distribution will be treated as paid on December 31 of a calendar year if it is declared by a Portfolio in October, November or December of that year with a record date in such a month and paid by the Portfolio during January of the following year.

     Section 817(h)

     The Portfolios serve as the underlying investments for variable annuity contracts and variable life insurance policies ("Variable Contracts") issued through separate accounts of the life insurance companies which may or may not be affiliated. Section 817(h) of the Code imposes certain diversification standards on the underlying assets of segregated asset accounts that fund contracts such as the Variable Contracts (that is, the assets of the Series), which are in addition to the diversification requirements imposed on the Portfolios by the 1940 Act and Subchapter M of the Code. Failure to satisfy those standards would result in imposition of Federal income tax on a Variable Contract owner with respect to the increase in the value of the Variable Contract. Section 817(h)(2) provides that a segregated asset account that funds contracts such as the Variable Contracts is treated as meeting the diversification standards if, as of the close of each calendar quarter, the assets in the account meet the diversification requirements for a regulated investment company and no more than 55% of those assets consist of cash, cash items, U.S. Government securities and securities of other regulated investment companies.

     The Treasury Regulations amplify the diversification standards set forth in
Section 817(h) and provide an alternative to the provision described above. Under the regulations, an investment portfolio will be deemed adequately diversified if (i) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (ii) no more than 70% of such value is represented by any two investments; (iii) no more than 80% of such value is represented by any three investments; and (iv) no more than 90% of such value is represented by any four investments. For purposes of these Regulations all securities of the same issuer are treated as a single investment, but each United States government agency or instrumentality shall be treated as a separate issuer.

     Each Series will be managed with the intention of complying with these diversification requirements. It is possible that, in order to comply with these requirements, less desirable investment decisions may be made which would affect the investment performance of a Portfolio.

     Section 817 of the Code and the Treasury Regulations thereunder do not currently address variable contract diversification in the context of a master/feeder fund structure, and Socially Responsive, the Trust and Managers Trust, except with respect to the Guardian, Mid-Cap Growth, and Socially Responsive Portfolios, have received a ruling from the Internal Revenue Service concluding that the "look-through" rule of Section 817, which would permit the segregated asset accounts to look through to the underlying assets of the Series, will be available for the variable contract diversification test. Although these rulings may not be relied on as precedent by Guardian, Mid-Cap Growth, or Socially Responsive series, NB Management believes the reasoning thereof and, hence their conclusion applies to the those series.

     See the next section for a discussion of the tax consequences to the Portfolios of distributions to them from the Series, investments by the Series in certain securities, and (except for AMT Liquid Asset Investments) hedging transactions engaged in by the Series.

Taxation of Each Series

     Managers Trust has received a ruling from the Service, except with respect to AMT Guardian, Mid-Cap Growth and Socially Responsive Investments, to the effect that, among other things, each Series will be treated as a separate partnership for federal income tax purposes and will not be a "publicly traded partnership." As a result, no Series is subject to federal income tax; instead, each investor in a Series, such as a Portfolio, is required to take into account in determining its federal income tax liability its share of the Series' income, gains, losses, deductions, and credits, without regard to whether it has received any cash distributions from the Series. Although these rulings may not be relied on as precedent by Guardian, Mid-Cap Growth, or Socially Responsive series, NB Management believes the reasoning thereof and, hence their conclusion applies to those series. A Series also will not be subject to Delaware or New York income or franchise tax.

     Because each Portfolio is deemed to own a proportionate share of its corresponding Series' assets and income for purposes of determining whether the Portfolio satisfies the requirements to qualify as a RIC, each Series intends to conduct its operations so that its corresponding Portfolio will be able to satisfy all those requirements.

     Distributions to a Portfolio from its corresponding Series (whether pursuant to a partial or complete withdrawal or otherwise) will not result in the Portfolio's recognition of any gain or loss for federal income tax purposes, except that (1) gain will be recognized to the extent any cash that is distributed exceeds the Portfolio's basis for its interest in the Series before the distribution, (2) income or gain will be recognized if the distribution is in liquidation of the Portfolio's entire interest in the Series and includes a disproportionate share of any unrealized receivables held by the Series, (3) loss will be recognized if a liquidation distribution consists solely of cash and/or unrealized receivables and (4) gain (and, in certain situations, loss) may be recognized on an in-kind distribution by the Portfolios. A Portfolio's basis for its interest in its corresponding Series generally will equal the amount of cash and the basis of any property the Portfolio invests in the Series, increased by the Portfolio's share of the Series' net income and capital gains and decreased by (a) the amount of cash and the basis of any property the Series distributes to the Portfolio and (b) the Portfolio's share of the Series' losses.

     Dividends, interest, and in some cases, capital gains received by a Series may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield and/or total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

     The Equity Series may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation other than a "controlled foreign corporation" (i.e., a foreign corporation in which, on any day during its taxable year, more than 50% of the total voting power of all voting stock therein or the total value of all stock therein is owned, directly, indirectly, or constructively, by "U.S. shareholders," defined as U.S. persons that individually own, directly, indirectly, or constructively, at least 10% of that voting power) as to which a Series is a U.S. shareholder and that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive; or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, if a Series holds stock of a PFIC, its corresponding Portfolio (indirectly through its interest in the Series) will be subject to federal income tax on a portion of any "excess distribution" received on the stock as well as gain on disposition of the stock (collectively, "PFIC income"), plus interest thereon, even if the Portfolio distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Portfolio's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders (assuming the Portfolio qualifies as a regulated investment company).

     In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Portfolio (through its corresponding Series) held the PFIC shares. A Portfolio will itself be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Portfolio taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

     If a Series invests in a PFIC and elects to treat the PFIC as a qualified electing fund ("QEF"), then in lieu of its corresponding Portfolio's incurring the foregoing tax and interest obligation, the Portfolio would be required to include in income each year its pro rata share of the Series' pro rata share of the QEF's annual ordinary earnings and net capital gain (the excess of net long-term capital gain over net short-term capital loss) -- which most likely would have to be distributed by the Portfolio to satisfy the Distribution Requirement and avoid imposition of the excise tax -- even if those earnings and gain were not received by the Series from the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

     A holder of stock in a PFIC generally may elect to include in ordinary income each taxable year the excess, if any, of the fair market value of the stock over its adjusted basis as of the end of that year. Pursuant to the election, a deduction (as an ordinary, not capital, loss) also would be allowed for the excess, if any, of the holder's adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included in income for prior taxable years. The adjusted basis in each PFIC's stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder (and under regulations proposed in 1992 that provided a similar election with respect to the stock of certain PFICs). Any gain on the sale of PFIC stock subject to a mark-to-market election would be treated as ordinary income.

     The use by the Series (except AMT Liquid Asset Investments) of hedging strategies, such as writing (selling) and purchasing futures contracts and options and entering into forward contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses they realize in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from Hedging Instruments derived by a Series with respect to its business of investing in securities or foreign currencies, will qualify as permissible income for its corresponding Portfolio under the Income Requirement

     Exchange-traded futures contracts, listed options thereon and certain forward contracts constitute "Section 1256 Contracts." Section 1256 Contracts are required to be "marked-to-market" (that is, treated as having been sold at market value) for federal income tax purposes at the end of a

Series' taxable year. Sixty percent of any net gain or loss recognized as a result of these "deemed sales" and 60% of any net realized gain or loss from any actual sales of Section 1256 contracts are treated as long-term capital gain or loss, and the remainder is treated as short-term capital gain or loss. Section 1256 contracts also may be marked-to-market for purposes of the excise tax. These rules may operate to increase the amount that a Portfolio must distribute to satisfy the Distribution Requirement, which will be taxable to the shareholders as ordinary income, and to increase the net capital gain recognized by the Portfolio, without in either case increasing the cash available to the Portfolio. The Portfolio may elect to exclude certain transactions from the operation of section 1256, although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and/or increasing the amount of dividends that must be distributed to meet the Distribution Requirement and avoid imposition of the excise tax.

     Transactions in options, futures and forward contracts undertaken by a Series may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Series, and losses realized by the Series on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that each Series may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.

     Because only a few regulations implementing the straddle rules have been promulgated, the consequences of such transactions to each Series are not entirely clear. The straddle rules may increase the amount of short-term capital gain realized by each Series (and its corresponding Portfolio), which is taxed as ordinary income when distributed to shareholders. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such transactions.

     Section 988 of the Code also may apply to forward contracts and options on foreign currencies. Under section 988 each foreign currency gain or loss generally is computed separately and treated as ordinary income or loss. In the case of overlap between section 1256 and 988, special provisions determine the character and timing of any income, gain or loss.

     When a covered call option written (sold) by a Series expires, it realizes a short-term capital gain equal to the amount of the premium it received for writing the option. When a Series terminates its obligations under such an option by entering into a closing transaction, it realizes a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option. When a covered call option written by a Series is exercised, the Series is treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price received on the exercise plus the premium received when it wrote the option is more or less than the basis of the underlying security.

     If a Series has an "appreciated financial position" -- generally, an interest (including an interest through an option, futures or forward contract, or short sale) with respect to any stock, debt instrument (other than "straight debt"), or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a "constructive sale" of the same or substantially similar property, the Series will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract (e.g., a swap contract), or a futures or forward contract entered into by a Series or a related person with respect to the same or substantially similar property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the
underlying  property  or  substantially   similar  property  will  be  deemed  a
constructive sale. The foregoing will not apply, however, to any transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Series holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Series risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially similar or related property, such as having an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).

     Gains or losses attributable to fluctuations in exchange rates which occur between the time a Series accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Series actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of some investments, including debt securities and certain forward contracts denominated in a foreign currency, gains or losses attributable to fluctuations in the value of the foreign currency between the acquisition and disposition of the position also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "Section 988" gains or losses, increase or decrease the amount of the Series' investment company taxable income available to be distributed to its shareholders as ordinary income. If Section 988 losses exceed other investment company taxable income during a taxable year, the Series would not be able to make any ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his or her Series' shares.

     AMT Limited Maturity Bond and Liquid Asset Investments may invest in municipal bonds that are purchased with market discount (that is, at a price less than the bond's principal amount or, in the case of a bond that was issued with OID, at a price less than the amount of the issue price plus accrued OID) ("municipal market discount bonds"). If a bond's market discount is less than the product of (1) 0.25% of the redemption price at maturity times (2) the number of complete years to maturity after the taxpayer acquired the bond, then no market discount is considered to exist. Gain on the disposition of a municipal market discount bond purchased by the Series (other than a bond with a fixed maturity date within one year from its issuance), generally is treated as ordinary (taxable) income, rather than capital gain, to the extent of the bond's accrued market discount at the time of disposition. Market discount on such a bond generally is accrued ratably, on a daily basis, over the period from the acquisition date to the date of maturity. In lieu of treating the disposition gain as described above, a Series may elect to include market discount in its gross income currently, for each taxable year to which it is attributable.

     AMT Partners, Balanced, and Socially Responsive Investments each may acquire zero coupon or other securities issued with OID. As the holder of those securities, each Series (and, through it, its corresponding Portfolio) must take into income the OID and other non-cash income that accrues on the securities during the taxable year, even if no corresponding payment on the securities is received during the year. Because each Portfolio annually must distribute substantially all of its investment company taxable income (including its share of its corresponding Series' accrued OID) to satisfy the Distribution Requirement and avoid imposition of the excise tax, it may be required in a particular year to distribute as a dividend an amount that is greater than its share of the total amount of cash its corresponding Series actually receives. Those distributions will be made from a Portfolio's (or its share of its corresponding Series') cash assets or, if necessary, from the proceeds of the Series' sales of portfolio securities. A Series may realize capital gains or losses from those sales, which would increase or decrease its corresponding Series' investment company taxable income and/or net capital gain.

                             PORTFOLIO TRANSACTIONS

     Neuberger Berman acts as each Series' principal broker (except with respect to AMT International Investments) to the extent a broker is used in the purchase and sale of portfolio securities (other than certain securities traded on the OTC market) and in connection with the purchase and sale of options on their securities. Neuberger Berman may act as broker for AMT International Investments. Neuberger Berman receives brokerage commissions for these services. Transactions in portfolio securities for which Neuberger Berman serves as broker will be effected in accordance with Rule 17e-1 under the 1940 Act.

     To the extent a broker is not used, purchases and sales of portfolio securities generally are transacted with the issuers, underwriters, or dealers serving as primary market-makers acting as principals for the securities on a net basis. The Series typically do not pay brokerage commissions for such purchases and sales. Instead, the price paid for newly issued securities usually includes a concession or discount paid by the issuer to the underwriter, and the prices quoted by market-makers reflect a spread between the bid and the asked prices from which the dealer derives a profit.

     In purchasing and selling portfolio securities other than as described in the preceding paragraph (for example, in the secondary market), each Series' policy is to seek best execution at the most favorable prices through responsible broker-dealers and, in the case of agency transactions, at competitive commission rates. In selecting broker-dealers to execute transactions, NB Management considers such factors as the price of the security, the rate of commission, the size and difficulty of the order, the reliability, integrity, financial condition, and general execution and operational capabilities of competing broker-dealers, and may consider the brokerage and research services they provide to the Series or NB Management. Some of these research services may be of value to NB Management in advising its various clients (including the Series) although not all of these services are necessarily used by NB Management in managing the Series. Under certain conditions, a Series may pay higher brokerage commissions in return for brokerage and research services, although no Series has a current arrangement to do so. In any case, each Series may effect principal transactions with a dealer who furnishes research services, may designate any dealer to receive selling concessions, discounts, or other allowances, or may otherwise deal with any dealer in connection with the acquisition of securities in underwritings.

     During  the years  ended  December  31,  1998,  1997,  and 1996 AMT  Growth
Investments paid total brokerage commissions of $906,984, $1,297,021, and $761,814, respectively, of which $389,675, $541,724, and $483,502, respectively, was paid to Neuberger Berman. Transactions in which the Series used Neuberger Berman as broker comprised 44.2% of the aggregate dollar amount of transactions involving the payment of commissions, and 43.0% of the aggregate brokerage commissions paid by it during the year ended December 31, 1998. 99.9% of the $517,309 paid to other brokers by the Series during the year ended December 31, 1998 (representing commissions on transactions involving approximately $284,167,806) was directed to those brokers because of research services they provided. During the year ended December 31, 1998 the Series acquired securities of the following of its regular broker-dealers ("B/Ds"): Donaldson, Lufkin & Jenrette Securities Corp.; General Electric Capital Corp.; and State Street Bank and Trust Company; at that date, the Series held the securities of its regular B/Ds with an aggregate value as follows: $4,575,600, Donaldson, Lufkin & Jenrette Securities Corp.; and $27,319,300, State Street Bank and Trust Co.

     During the years ended December 31, 1998, 1997, and 1996, AMT Balanced Investments paid total brokerage commissions of $162,566, $229,076, and $143,948, respectively, of which $70,352, $94,867, and $99,363, respectively, was paid to Neuberger Berman. Transactions in which the Series used Neuberger Berman as broker comprised 44.5% of the aggregate dollar amount of transactions involving the payment of commissions, and 43.3% of the aggregate brokerage commissions paid by it during the year ended December 31, 1998. 99.7% of the $92,214 paid to other brokers by the Series during the year ended December 31, 1998 (representing commissions on transactions involving approximately $49,595,097 was directed to those brokers because of research services they provided. During the year ended December 31, 1998 the Series acquired securities of the following of its regular B/Ds: Donaldson, Lufkin & Jenrette Securities Corp.; General Electric Capital Corp.; Morgan Stanley, Dean Witter & Co.; and State Street Bank and Trust Company; at that date, the Series held the securities of its regular B/Ds with an aggregate value as follows: $877,400, Donaldson, Lufkin & Jenrette Securities Corp.; $1,510,958, Lehman Brothers Inc.; $1,118,697, Morgan Stanley, Dean Witter & Co.; $1,303,384, Salomon Smith Barney; $6,926,906, State Street Bank and Trust Company.

     During the years ended December 31, 1998, 1997, 1996, AMT Partners Investments paid total brokerage commissions of $6,312,310, $3,535,761, and $1,753,707, respectively, of which $3,663,981, $2,252,539, and $1,140,965, respectively, was paid to Neuberger Berman. Transactions in which the Series used Neuberger Berman as broker comprised 60.3% of the aggregate dollar amount of transactions involving the payment of commissions, and 58.1% of the aggregate brokerage commissions paid by it during the year ended December 31, 1998. 89.0% of the $2,648,329 paid to other brokers by the Series during the year ended December 31, 1998 (representing commissions on transactions involving approximately $1,621,796,320 was directed to those brokers because of research services they provided. During the year ended December 31, 1998 the Series acquired securities of the following of its regular B/Ds: General Electric Capital Corp.; Morgan Stanley, Dean Witter & Co.; and State Street Bank and Trust Company; at that date, the Series held the securities of its regular B/Ds with an aggregate value as follows: $21,930,000, State Street Bank and Trust Company.

     During the years ended December 31, 1998 and 1997, AMT Mid Cap Growth Investments paid total brokerage commissions of $37,363, and $1,469, respectively, of which $18,697 and $1,364, respectively, was paid to Neuberger Berman. Transactions in which the Series used Neuberger Berman as broker comprised 53.9% of the aggregate dollar amount of transactions involving the payment of commissions, and 50.0% of the aggregate brokerage commissions paid by it during the year ended December 31, 1998. 98.1% of the $18,666 paid to other brokers by the Series during the year ended December 31, 1998 (representing commissions on transactions involving approximately $9,520,609) was directed to those brokers because of research services they provided. During the year ended December 31, 1998 the Series acquired securities of its regular B/Ds. Donaldson, Lufkin & Jenrette Securities Corp.; General Electric Capital Corp.; and State Street Bank and Trust Company; at that date, the Series held the securities of its regular B/Ds with an aggregate value as follows: $250,100, Donaldson, Lufkin & Jenrette Securities Corp.; and $1,200,000, State Street Bank and Trust Company.

     During the year ended December 31, 1998 and 1997, AMT Guardian Investments paid total brokerage commissions of $158,418 and $634, respectively, of which $77,154 and $601, respectively, was paid to Neuberger Berman. Transactions in which the Series used Neuberger Berman as broker comprised 59.5% of the aggregate dollar amount of transactions involving the payment of commissions, and 48.7% of the aggregate brokerage commissions paid by it during the year ended December 31, 1998. 97.6% of the $81,264 paid to other brokers by the Series during the year ended December 31, 1998 (representing commissions on transactions involving approximately $51,497,946) was directed to those brokers because of research services they provided. During the year ended December 31, 1998 the Series acquired securities of the following of its regular B/Ds:
General Electric Capital Corp.; Merrill Lynch, Pierce, Fenner & Smith Inc.; Morgan Stanley, Dean Witter & Co., and State Street Bank and Trust Company; at that date, the Series held the securities of its regular B/Ds: with an aggregate value as follows: $994,000, Morgan Stanley, Dean Witter & Co.; and $2,940,000, State Street Bank and Trust Co.

     During the year ended December 31, 1998, AMT Liquid Asset Investments acquired securities of the following of its regular B/Ds: General Electric Capital Corp.; Goldman, Sachs & Co.; Merrill Lynch, Pierce, Fenner & Smith Inc.; Morgan Stanley, Dean Witter & Co., at that date, the Series held securities of its regular B/Ds with aggregate value as follows: $597,779, Merrill Lynch, Pierce, Fenner & Smith Inc.; and $297,035, General Electric Capital Corp.

     During  the year  ended  December  31,  1998,  AMT  Limited  Maturity  Bond
Investments acquired securities of the following of its regular B/Ds: Lehman Brothers Inc.; Goldman, Sachs & Co.; Merrill Lynch, Pierce, Fenner & Smith Inc.; Morgan Stanley, Dean Witter & Co.; and Salomon Smith Barney Inc.; at that date, the Series held securities of its Regular B/Ds with aggregate value as follows:
$6,801,209, Lehman Brothers Inc.; $4,818,073, Solomon Smith Barney Inc.; $4,776,755, Merrill Lynch, Pierce, Fenner & Smith Inc.; and $4,336,299, Morgan Stanley, Dean Witter & Co.

     Insofar as portfolio transactions of AMT Partners Investments result from active management of equity securities, and insofar as portfolio transactions of AMT Growth Investments and AMT Mid-Cap Growth Investments result from seeking capital appreciation by selling securities whenever sales are deemed advisable without regard to the length of time the securities may have been held, it may be expected that the aggregate brokerage commissions paid by those Series to brokers (including Neuberger Berman where it acts in that capacity) may be greater than if securities were selected solely on a long-term basis.

     Portfolio securities are, from time to time, loaned by the Equity Series to Neuberger Berman in accordance with the terms and conditions of an order issued by the SEC. The order exempts such transactions from provisions of the 1940 Act that would otherwise prohibit such transactions, subject to certain conditions. In accordance with the order, securities loans made by a Series to Neuberger Berman are fully secured by cash collateral. The portion of the income on the cash collateral which may be shared with Neuberger Berman is to be determined by reference to concurrent arrangements between Neuberger Berman and non-affiliated lenders with which it engages in similar transactions. In addition, where Neuberger Berman borrows securities from a Series in order to re-lend them to others, Neuberger Berman may be required to pay that Series, on a quarterly basis, certain of the earnings that Neuberger Berman otherwise has derived from the re-lending of the borrowed securities. When Neuberger Berman desires to borrow a security that a Series has indicated a willingness to lend, Neuberger Berman must borrow such security from that Series, rather than from a unaffiliated lender, unless the unaffiliated lender is willing to lend such security on more favorable terms (as specified in the order) than that Series. If, in any month, a Series' expense exceed its income in any securities loan transaction with Neuberger Berman, Neuberger Berman must reimburse that Series for such loss.

     A committee of Independent Series Trustees from time to time reviews, among other things, information relating to securities loans by the Series. The following information reflects interest income earned by the Series from the cash collateralization of securities loans during the fiscal years ended December 31, 1998, 1997, and 1996. As reflected below, Neuberger Berman received a portion of the interest income from the cash collateral.

                                                            Interest Income from
                                                            Collateralization of         Amount Paid to
Name of Series                       Fiscal Year End          Securities Loans           Neuberger Berman
--------------                       ---------------        --------------------         ----------------
AMT Growth Investments                  12/31/98                $211,900                     $140,131
                                        12/31/97                $698,938                     $280,881

---------------------------------------------------------------------------------------------------------
AMT Partners Investments                12/31/98                $254,699                     $ 61,019
                                        12/31/97                $270,744                     $ 75,760

---------------------------------------------------------------------------------------------------------
AMT Guardian Investments                12/31/98                $    421                     $    -0-

---------------------------------------------------------------------------------------------------------
AMT Mid-Cap Growth Investments          12/31/98                $    476                     $    354
---------------------------------------------------------------------------------------------------------


     In effecting securities transactions, each Series generally seeks to obtain the best price and execution of orders. Commission rates, being a component of price, are considered along with other relevant factors. Each Series plans to continue to use Neuberger Berman as its broker where, in the judgment of NB Management, that firm is able to obtain a price and execution at least as favorable as other qualified brokers. To the Series' knowledge, however, no affiliate of any Series receives give-ups or reciprocal business in connection with their securities transactions.

     The use of Neuberger Berman as a broker for a Series is subject to the requirements of Section 11(a) of the Securities Exchange Act of 1934 ("Section 11(a)"). Section 11(a) prohibits members of national securities exchanges from retaining compensation for executing exchange transactions for accounts that they or their affiliates manage, except where they have the authorization of the persons authorized to transact business for the account and comply with certain annual reporting requirements. The Board of Trustees of the Series has expressly authorized Neuberger Berman to retain such compensation and Neuberger Berman has agreed to comply with the reporting requirements of Section 11(a).

     Under the 1940 Act, commissions paid by a Series to Neuberger Berman in connection with a purchase or sale of securities offered on a securities exchange may not exceed the usual and customary broker's commission. Accordingly, it is each Series' policy that the commissions to be paid to Neuberger Berman must, in NB Management's judgment be (1) at least as favorable as those that would be charged by other brokers having comparable execution capability, and (2) at least as favorable as commissions contemporaneously charged by Neuberger Berman on comparable transactions for its most favored unaffiliated customers, except for accounts for which Neuberger Berman acts as a clearing broker for another brokerage firm and customers of Neuberger Berman considered by a majority of the Independent Series Trustees not to be comparable to the Series. The Series do not deem it practicable and in their best interest to solicit competitive bids for commissions on each transaction. However, consideration regularly is given to information concerning the prevailing level of commissions charged on comparable transactions by other brokers during comparable periods of time. The 1940 Act generally prohibits Neuberger Berman from acting as principal in the purchase or sale of securities for a Series' account, unless an appropriate exemption is available.

     A committee of Independent Series Trustees from time to time reviews, among other things, information relating to the commissions charged by Neuberger Berman to the Series and to its other customers and information concerning the prevailing level of commissions charged by other brokers having comparable execution capability. In addition, the procedures pursuant to which Neuberger Berman effects brokerage transactions for the Series must be reviewed and approved no less often than annually by a majority of the Independent Series Trustees.

     To ensure that accounts of all investment clients, including a Series, are treated fairly in the event that Neuberger Berman receives transaction instructions regarding a security for more than one investment account at or about the same time, Neuberger Berman may combine orders placed on behalf of clients, including advisory accounts in which affiliated persons have an investment interest, for the purpose of negotiating brokerage commissions or obtaining a more favorable price. Where appropriate, securities purchased or sold may be allocated, in terms of amount, to a client according to the proportion that the size of the order placed by that account bears to the aggregate size of orders contemporaneously placed by the other accounts, subject to de minimis exceptions. All participating accounts will pay or receive the same price.

     Each Series expects that it will continue to execute a portion of its transactions through brokers other than Neuberger Berman. In selecting those brokers, NB Management will consider the quality and reliability of brokerage services, including execution capability and performance and financial responsibility, and may consider the research and other investment information provided by those brokers, and the willingness of particular brokers to sell the Variable Contracts issued by the Life Companies.

     A committee, comprised of officers of NB Management and principals of Neuberger Berman who are portfolio managers of some of the Series and Other NB Funds (collectively, "NB Funds") and some of Neuberger Berman's managed accounts ("Managed Accounts") evaluates semi-annually the nature and quality of the brokerage and research services provided by other brokers. Based on this evaluation, the committee establishes a list and projected rankings of preferred brokers for use in determining the relative amounts of commissions to be allocated to those brokers. Ordinarily the brokers on the list effect a large portion of the brokerage transactions for the NB Funds and the Managed Accounts that are not effected by Neuberger Berman. However, in any semi-annual period, brokers not on the list may be used, and the relative amounts of brokerage commissions paid to the brokers on the list may vary substantially from the projected rankings. These variations reflect the following factors, among others: (1) brokers not on the list or ranking below other brokers on the list may be selected for particular transactions because they provide better price and/or execution, which is the primary consideration in allocating brokerage; and (2) adjustments may be required because of periodic changes in the execution or research capabilities of particular brokers, or in the execution or research needs of the NB Funds and/or the Managed Accounts; and (3) the aggregate amount of brokerage commissions generated by transactions for the NB Funds and the Managed Accounts may change substantially from one semi-annual period to the next.

     The commissions paid to a broker other than Neuberger Berman may be higher than the amount another firm might charge if NB Management determines in good faith that the amount of those commissions is reasonable in relation to the value of the brokerage and research services provided by the broker. NB Management believes that those research services provide the Series with benefits by supplementing the information otherwise available to NB Management. That research information may be used by NB Management in servicing their respective funds and, in some cases, by Neuberger Berman in servicing the Managed Accounts. On the other hand, research information received by NB Management from brokers effecting portfolio transactions on behalf of the Other NB Funds and by Neuberger Berman from brokers executing portfolio transactions on behalf of the Managed Accounts may be used for the Series' benefit.

     The following individuals are the persons primarily responsible for making decisions as to specific action to be taken with respect to the investment portfolios of the indicated Series: Theodore P. Giuliano and Catherine Waterworth - AMT Balanced (debt securities portion), Limited Maturity Bond, and Liquid Asset (with respect to Mr. Giuliani); Josephine Mahaney - Liquid Asset; Kevin L. Risen and Allan R. White III - Guardian; Valerie Chang - International; Jennifer K. Silver and Brooke A. Cobb - Growth, Balanced (equity securities portion) and Mid-Cap Growth; Michael M. Kassen, Robert I. Gendelman and S. Basu Mullick - Partners; and Janet W. Prindle - Socially Responsive. Each of these individuals is a Vice President of NB Management (except for Ms. Chang, who is an Assistant Vice President) and a principal of Neuberger Berman (except for Ms. Waterworth, Ms. Mahaney, Mr. Cobb, Ms. Chang, and Mr. Mullick). Each of them has full authority to take action with respect to portfolio transactions and may or may not consult with other personnel of NB Management prior to taking such action. If Ms. Prindle is unavailable to perform her responsibilities, Robert Ladd and/or Ingrid Saukaitis, each of whom is a Assistant Vice President of NB Management, will assume responsibility for the portfolio of AMT Socially Responsive Investments.

                               PORTFOLIO TURNOVER

     The portfolio turnover rate is calculated by dividing the lesser of the cost of the securities purchased or the proceeds from the securities sold by the Series during the fiscal year (other than securities, including options, foreign financial futures contracts and forward contracts, whose maturity or expiration date at the time of acquisition was one year or less), divided by the month-end average monthly value of such securities owned by the Series during the year.

                             REPORTS TO SHAREHOLDERS

     Shareholders of each Portfolio receive unaudited semi-annual financial statements, as well as year-end financial statements audited by the independent auditors for the Portfolio and for its corresponding Series. Each Portfolio's report shows the investments owned by its corresponding Series and the market values thereof and provides other information about the Portfolio and its operations. In addition, the report contains the Portfolio's financial statements, including the Portfolio's beneficial interest in its corresponding Series.

                       INFORMATION REGARDING ORGANIZATION,
                        CAPITALIZATION, AND OTHER MATTERS

The Portfolios

     Each Portfolio is a separate series of the Trust, a Delaware business trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is registered under the 1940 Act as a diversified, open-end management investment company, commonly known as a mutual fund. The Trust has nine separate Portfolios. Each Portfolio invests all of its net investable assets in its corresponding Series, in each case receiving a beneficial interest in that Series. The trustees of the Trust may establish additional portfolios or classes of shares, without the approval of shareholders. The assets of each Portfolio belong only to that Portfolio, and the liabilities of each Portfolio are borne solely by that Portfolio and no other.

     NB Management and Neuberger Berman serve as investment manager and sub-advisor, respectively, to other mutual funds, and the investments for the Portfolios (through their corresponding series) are managed by the same portfolio managers who manage one or more other mutual funds, that have similar names, investment objectives and investment styles as each Portfolio and are offered directly to the public by means of separate prospectuses. These other mutual funds are not part of the Trust or Managers Trust. You should be aware that each Portfolio is likely to differ from the other mutual funds in size, cash flow pattern, and certain tax matters, and may differ in risk/return characteristics. Accordingly, the portfolio holdings and performance of the Portfolios may vary from those of the other mutual funds with similar names.

     Description of Shares. Each Portfolio is authorized to issue an unlimited number of shares of beneficial interest (par value $0.001 per share). Shares of each Portfolio represent equal proportionate interests in the assets of that Portfolio only and have identical voting, dividend, redemption, liquidation, and other rights. All shares issued are fully paid and non-assessable under Delaware law, and shareholders have no preemptive or other right to subscribe to any additional shares.

     Shareholder Meetings. The trustees of the Trust do not intend to hold annual meetings of shareholders of the Portfolios. The trustees will call special meetings of shareholders of a Portfolio only if required under the 1940 Act or in their discretion or upon the written request of holders of 10% or more of the outstanding shares of that Portfolio entitled to vote. Pursuant to current interpretations of the 1940 Act, the Life Companies will solicit voting instructions from Variable Contract owners with respect to any matters that are presented to a vote of shareholders of that Portfolio.

     Certain Provisions of the Trust Instrument. Under Delaware law, the shareholders of a Portfolio will not be personally liable for the obligations of any Portfolio; a shareholder is entitled to the same limitation of personal liability extended to shareholders of corporations. To guard against the risk that Delaware law might not be applied in other states, the Trust Instrument requires that every written obligation of the Trust or a Portfolio contain a statement that such obligation may be enforced only against the assets of the Trust or Portfolio and provides for indemnification out of Trust or Portfolio property of any shareholder nevertheless held personally liable for Trust or Portfolio obligations, respectively.

The Series

     Each Series is a separate series of Managers Trust, a New York common law trust organized as of May 24, 1994. Managers Trust is registered under the 1940 Act as a diversified, open-end management investment company. Managers Trust has nine separate Series. The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

     Portfolios' Investment in the Series. Each Portfolio is a "feeder" fund that seeks to achieve its investment objective by investing all of its net investable assets in its corresponding Series (a "master" fund) having the same investment objective, policies, and limitations as the Portfolio. Accordingly, each Series directly acquires its own securities and its corresponding Portfolio acquires an indirect interest in those securities.

     Each Portfolio's investment in its corresponding Series is in the form of a non-transferable beneficial interest. Members of the general public may not purchase a direct interest in the Series. Currently, each Portfolio is the sole investor in its corresponding Series. It is possible that one or more Series, in the future, may permit other institutional investors, including but not necessarily limited to the managed separate accounts of life insurance companies, to invest in the Series. All investors will invest in the Series on the same terms and conditions as the Portfolios and will pay a proportionate share of the expenses of the Series. The Portfolios do not sell their shares directly to members of the general public. Other investors in the Series would not be required to sell their shares at the same offering price as a Portfolio, could have a different administration fee and expenses than a Portfolio, and might charge a sales commission. Therefore, Portfolio shareholders may have different returns than shareholders in another entity that invests exclusively in the Series.

     The trustees of the Trust and Managers Trust believe that investment in a Series by other potential investors may enable the Series to realize economies of scale that could reduce operating expenses, thereby producing higher returns and benefiting all Shareholders. However, a Portfolio's investment in its corresponding Series may be affected by the actions of other large investors in the Series, if any. For example, if a large investor in a Series other than a Portfolio redeemed its interest in the Series, the Series' remaining investors (including the Portfolio) might, as a result, experience higher pro rata operating expenses, thereby producing lower returns.

     Each Portfolio may withdraw its entire investment from its corresponding Series at any time, if the trustees of the Trust determine that it is in the best interests of the Portfolio and its shareholders to do so. A Portfolio might withdraw, for example, if there were other investors in the Series with power to, and who did by a vote of all investors (including the Portfolio), change the investment objective, policies, or limitations of the Series in a manner not acceptable to the trustees of the Trust. A withdrawal could result in a distribution in kind of securities (as opposed to a cash distribution) by the Series to the Portfolio. That distribution could result in a less diversified portfolio of investments for the Portfolio and could affect adversely the liquidity of the Portfolio's investment portfolio. If a Portfolio decided to convert those securities to cash, it usually would incur brokerage fees or other transaction costs. If a Portfolio withdrew its investment from a Series, the trustees would consider what action might be taken, including the investment of all of the Portfolio's net investable assets in another pooled investment entity having substantially the same investment objective as the Portfolio or the retention by the Portfolio of its own investment manager to manage its assets in accordance with its investment objective, policies, and limitations. The inability of the Portfolio to find a suitable replacement could have a significant impact on shareholders.

     Investor Meetings and Voting. Each Series normally will not hold meetings of investors except as required by the 1940 Act. Each investor in a Series will be entitled to vote in proportion to its relative beneficial interest in the Series. On most issues subjected to a vote of investors, as required by the 1940 Act and other applicable law, a Portfolio will solicit proxies from its shareholders and will vote its interest in the Series in proportion to the votes cast by the Portfolio's shareholders. Pursuant to current interpretations of the 1940 Act, the Life Companies who are shareholders of the Portfolio will solicit voting instructions from contract owners with respect to any matters that are presented to a vote of Portfolio shareholders. If there are other investors in a Series, there can be no assurance that any issue that receives a majority of the votes cast by Portfolio shareholders will receive a majority of votes cast by all Series investors; indeed, if other investors hold a majority interest in the Series, they could have voting control of the Series.

     Certain Provisions. Each investor in a Series, including a Portfolio, will be liable for all obligations of the Series, but not of the other Series. However, the risk of an investor in a Series incurring financial loss on account of such liability would be limited to circumstances in which the Series had inadequate insurance and was unable to meet its obligations out of its assets. Upon liquidation of a Series, investors would be entitled to share pro rata in the net assets of the Series available for distribution to investors.

                          CUSTODIAN AND TRANSFER AGENT

     Each Portfolio and Series has selected State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110 as custodian for its securities and cash. State Street also serves as each Portfolio's Transfer Agent and shareholder servicing agent, administering purchases and redemptions Trust shares through its Boston Service Center.

                              INDEPENDENT AUDITORS

     Each Portfolio and Series has selected Ernst & Young LLP, 200 Clarendon Street, Boston, Massachusetts 02116 as the independent auditors who will audit its financial statements.

                                  LEGAL COUNSEL

     Each Portfolio and Series has selected Dechert Price & Rhoads, 1775 Eye Street, N.W., Washington, D.C. 20006 as legal counsel.

                             REGISTRATION STATEMENT

     This SAI and Prospectus do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectus. Certain portions of the registration statement have been omitted pursuant to SEC rules and regulations. The registration statement, including the exhibits filed therewith, may be examined at the SEC's offices in Washington, D.C. The SEC maintains a Website (http://www.sec.gov) that contains this SAI, material incorporated by reference and other information regarding the Series and the Portfolios.

     Statements contained in this SAI and Prospectus as to the contents of any contract or other document referred to are not necessarily complete, and in each instance reference is made to the copy of the contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

                              FINANCIAL STATEMENTS

     The audited financial statements, notes to the audited financial statements, and reports of the independent auditors contained in the annual reports to the shareholders of the Trust for the fiscal year ended December 31, 1998 for Neuberger Berman Advisers Management Trust (with respect to each of the Balanced Portfolio, Mid-Cap Growth Portfolio, Guardian Portfolio, Growth Portfolio, Limited Maturity Bond Portfolio, Liquid Asset Portfolio and Partners Portfolio), and for Advisers Managers Trust (with respect to each of the AMT Balanced Investments, AMT Mid-Cap Growth Investments, AMT Guardian Investments, AMT Growth Investments, AMT Mid-Cap Growth Investments, AMT Liquid Asset Investments and AMT Partners Investments) are incorporated into this Statement of Additional Information by reference to each Portfolio's Annual Report to shareholders for the fiscal year ended December 31, 1998.

           APPENDIX A: RATINGS OF CORPORATE BONDS AND COMMERCIAL PAPER

S&P corporate bond ratings

     AAA - Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

     A - Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

     BB, B, CCC, CC, C - Bonds rated BB, B, CCC, CC, and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     CI - The rating CI is reserved for income bonds on which no interest is being paid.

     D - Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

     Plus (+) or Minus (-) - The ratings above may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

Moody's corporate bond ratings

     Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or an exceptionally stable margin, and principal is secure. Although the various protective elements are likely to change, the changes that can be visualized are most unlikely to impair the fundamentally strong position of the issuer.

     Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as "high grade bonds." They are rated lower than the best bonds because margins of protection may not be as large as in Aaa-rated securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa-rated securities.

     A - Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba - Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period time may be small.

     Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca - Bonds rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C - Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Modifiers - Moody's may apply numerical modifiers 1, 2, and 3 in each generic rating classification described above. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

S&P commercial paper ratings

     A-1 - This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+).

Moody's commercial paper ratings

     Issuers rated Prime-1 (or related supporting institutions), also known as P-1, have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

     -Leading market positions in well-established industries;

     -High rates of return on funds employed;

     -Conservative capitalization structures with moderate reliance on debt and ample asset protection;

     -Broad margins in earnings coverage of fixed financial charges and high internal cash generation; and

     -Well-established access to a range of financial markets and assured sources of alternate liquidity.

                                   APPENDIX B

                   NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST

                      TOTAL RETURN ANALYSIS USING CONSTANT
                        ASSET ALLOCATION S&P "500"/2 YR.
                               U.S. TREASURY NOTES

                                   1960 - 1998


FIXED ASSET ALLOCATION                                        COMPARISON TO 100%
S&P "500"/2 YR. TREASURY NOTES                              S&P "500" ALLOCATION
--------------------------------------------------------------------------------

100/0 (100% S&P "500")
   Return                              12.03%                       100.0%
   Volatility                           15.7%                       100.0%
70/30
   Return                              10.72%                       89.08%
   Volatility                           11.3%                        72.0%
60/40
   Return                              10.24%                       85.09%
   Volatility                            9.9%                        63.0%
50/50
   Return                               9.74%                       80.93%
   Volatility                            8.5%                        54.2%
0/100
   Return                               6.93%                       57.58%
   Volatility                            4.0%                        25.6%





                                       B-1